CHL Mortgage Pass-Through Trust 2007-18
Issuing Entity

Final Term Sheet

$410,362,919
(Approximate)

CWMBS, Inc.
Depositor

Countrywide Home Loans, Inc.
Sponsor and Seller

Countrywide Home Loans Servicing LP
Master Servicer

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an offer to purchase the securities, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

The asset-backed securities referred to in this free writing prospectus are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in this free writing prospectus. Any obligation on our part to sell securities to you will be conditioned on the securities having the characteristics described in this free writing prospectus. If that condition is not satisfied, we will notify you, and none of the depositor, the issuing entity or any underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

THE DEPOSITOR HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH THE SEC FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU INVEST, YOU SHOULD READ THE PROSPECTUS IN THAT REGISTRATION STATEMENT AND OTHER DOCUMENTS THE DEPOSITOR HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT THE ISSUING ENTITY AND THIS OFFERING. YOU MAY GET THESE DOCUMENTS AT NO CHARGE BY VISITING EDGAR ON THE SEC WEB SITE AT WWW.SEC.GOV.

This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any similar prior information contained in any prior free writing prospectus relating to these securities.

FREE WRITING PROSPECTUS DATED SEPTEMBER 27, 2007

Mortgage Pass-Through Certificates, Series 2007-18

Distributions payable monthly, beginning October 25, 2007
______________________________

The issuing entity will issue certificates, including the following classes of certificates, that are offered pursuant to this free writing prospectus and the accompanying prospectus:
	Initial Class Certificate Balance/Initial Notional Amount(1)	Pass-Through Rate(2)		Initial Class Certificate Balance/Initial Notional Amount(1)	Pass-Through Rate(2)
Class 1-A-1	$ 21,880,000	6.00%	Class 2-X	$ 192,466,441 (3)	Variable
Class 1-A-2	$ 188,193,000	6.00%	Class 2-PO	$ 9,061	(4)
Class 1-A-3	$ 766,000	6.00%	Class A-R	$ 100	6.00%
Class 1-X	$ 181,734,077 (3)	Variable	Class M	$ 7,236,000	Variable
Class 1-PO	$ 1,460,058	(4)	Class B-1	$ 2,894,300	Variable
Class 2-A-1	$ 180,370,000	6.50%	Class B-2	$ 1,240,400	Variable
Class 2-A-2	$ 6,314,000	6.50%
(1) This amount is subject to a permitted variance in the aggregate of plus or minus 5%.
(2) The classes of certificates offered by this free writing prospectus, together with their pass-through rates and their initial ratings are listed in the tables under “Summary — Description of the Certificates” beginning on page S-7 of this free writing prospectus.
(3) The Class 1-X and Class 2-X Certificates are interest-only notional amount certificates. The notional amounts of these classes of certificates are shown in the table above but are not included in the aggregate class certificate balance of all of the certificates offered.
(4) The Class 1-PO and Class 2-PO Certificates are principal only certificates and will not accrue interest.

Summary

Issuing Entity

CHL Mortgage Pass-Through Trust 2007-18, a common law trust formed under the laws of the State of New York.

Depositor

CWMBS, Inc., a Delaware corporation, is a limited purpose finance subsidiary of Countrywide Financial Corporation. Its address is 4500 Park Granada, Calabasas, California 91302, and its telephone number is (818) 225-3000.

Sponsor and Sellers

Countrywide Home Loans, Inc. will be the sponsor of the transaction and a seller of a portion of the mortgage loans. The remainder of the mortgage loans will be sold directly to the depositor by one or more special purpose entities that were established by Countrywide Financial Corporation or one of its subsidiaries, which acquired the mortgage loans they are selling directly from Countrywide Home Loans, Inc.

Originators

Approximately 93.87% and 99.46% of the initial mortgage loans in loan group 1 and loan group 2, respectively, in each case by aggregate stated principal balance of the mortgage loans in such loan group as of the initial cut-off date, were originated by the sponsor. The remainder of the mortgage loans in loan group 1 and loan group 2 were originated by various other originators.

Master Servicer

Countrywide Home Loans Servicing LP.

Trustee

The Bank of New York.

Pooling and Servicing Agreement

The pooling and servicing agreement among the sellers, the master servicer, the depositor and the trustee, under which the issuing entity will be formed.

Cut-off Date

For any mortgage loan in loan group 1 conveyed to the issuing entity on the closing date and for any mortgage loan in loan group 2, the later of September 1, 2007 and the date of origination for that mortgage loan (the “initial cut-off date”).

For any mortgage loan in loan group 1 conveyed to the issuing entity after the closing date, the later of the origination date for that mortgage loan and the first day of the month of the conveyance to the issuing entity.

Closing Date

On or about September 28, 2007.

Pre-Funding

If the aggregate stated principal balance as of the initial cut-off date of the group 1 mortgage loans conveyed to the issuing entity on the closing date is less than $220,000,000, an account (the “pre-funding account”) will be established with the trustee on the closing date and funded in an amount equal to the excess of that amount over the aggregate stated principal balance of the mortgage loans in loan group 1 delivered on the closing date (referred to as the “pre-funded amount”).

Pre-Funded Amount:

As of the date of this free writing prospectus, the pre-funded amount to be deposited in the pre-funding account is expected to be approximately $30,976,657.

Funding Period:

If there is a pre-funded amount deposited into the pre-funding account on the closing date, the funding period will begin on the closing date and end on the earlier of (x) the date the amount in the pre-funding account is less than $150,000 and (y) October 31, 2007.

Use of Pre-Funded Amount:

The portion of the pre-funded amount deposited in the pre-funding account on the closing date is expected to be used to purchase supplemental mortgage loans for loan group 1. Any pre-funded amount not used during the funding period to purchase supplemental mortgage loans will be distributed to holders of the classes of group 1 senior certificates as a prepayment of principal on the distribution date immediately following the end of the funding period.

Capitalized Interest Account

Because some of the mortgage loans may not be acquired by the issuing entity until after the closing date, there may not be sufficient interest collections from the mortgage loans to pay all of the interest due on the certificates on the first and possibly second distribution dates. If the pre-funding account is funded, a capitalized interest account will be established and funded on the closing date to cover those shortfalls.

Restrictions on Supplemental Mortgage Loan Purchases:

Purchases of supplemental mortgage loans are subject to the same criteria as the initial mortgage loans and additional restrictions related to the composition of loan group 1 following the acquisition of the supplemental mortgage loans, as described in this free writing prospectus.

The Mortgage Loans

The mortgage loans will consist of two loan groups. Each loan group will consist primarily of 30-year conventional, fixed rate mortgage loans secured by first liens on one- to four-family residential properties.

The mortgage loans for which statistical information is presented in this free writing prospectus are referred to as the initial mortgage loans. The statistical information presented in this free writing prospectus regarding the initial mortgage loans is as of the initial cut-off date. The depositor believes that the information set forth in this free writing prospectus regarding the initial mortgage loans as of the initial cut-off date is representative of the characteristics of the mortgage loans that will be delivered on the closing date (the initial mortgage loans and any additional mortgage loans delivered for loan group 1 are referred to as the “Group 1 Closing Date Mortgage Loans”). However, the statistical information presented in this free writing prospectus does not reflect all of the mortgage loans that may be included in the issuing entity. Supplemental mortgage loans may be included during the funding period. Further, certain initial mortgage loans may prepay or may be determined not to meet the eligibility requirements for inclusion in the final mortgage pool. A limited number of mortgage loans may be substituted for the mortgage loans that are described in this free writing prospectus and mortgage loans may be added to loan group 1 on the closing date. Any substitution or addition will not result in a material difference in the closing date mortgage pool although the cut-off date information regarding the actual mortgage loans may vary somewhat from the information regarding the initial mortgage loans presented in this free writing prospectus.

As of the initial cut-off date, the aggregate current principal balance was approximately $382,488,085 and the initial mortgage loans in each of loan group 1 and loan group 2 had the following characteristics:

Loan Group 1

Aggregate Current Principal Balance	$189,023,343

Geographic Concentrations in excess of 10%:

California	43.99%

Weighted Average Original LTV Ratio	73.68%

Weighted Average Mortgage Rate	6.472%

Range of Mortgage Rates	5.500% to 7.375%

Average Current Principal Balance	$ 611,726

Range of Current Principal Balances	$131,090 to $2,500,000

Weighted Average Remaining Term to Maturity	355 months

Weighted Average FICO Credit Score	749

Loan Group 2

Aggregate Current Principal Balance	$ 193,464,742

Geographic Concentrations in excess of 10%:

California	29.34%

Weighted Average Original LTV Ratio	74.69%

Weighted Average Mortgage Rate	7.230%

Range of Mortgage Rates	6.625% to 8.750%

Average Current Principal Balance	$628,132

Range of Current Principal Balances	$419,396 to $1,600,000

Weighted Average Remaining Term to Maturity	359 months

Weighted Average FICO Credit Score	745

Additional information regarding the initial mortgage loans is set forth in Annex A attached to this free writing prospectus.

Description of the Certificates

The issuing entity will issue the following classes of certificates:

Class	Initial Class Certificate Balance / Initial Notional Amount(1)	Type	Initial Rating (Fitch)(2)	Initial Rating (S&P)(2)

Offered Certificates

Class 1-A-1	$ 21,880,000	Senior/Fixed Pass-Through Rate/Super Senior	AAA	AAA
Class 1-A-2	$ 188,193,000	Senior/Fixed Pass-Through Rate	AAA	AAA
Class 1-A-3	$ 766,000	Senior/Fixed Pass-Through Rate/Support	AAA	AAA
Class 1-X	$ 181,734,077	Senior/Notional Amount/Interest Only/Variable Pass-Through Rate	AAA	AAA
Class 1-PO	$ 1,460,058	Senior/Principal Only	AAA	AAA
Class 2-A-1	$ 180,370,000	Senior/Fixed Pass-Through Rate/Super Senior	AAA	AAA
Class 2-A-2	$ 6,314,000	Senior/Fixed Pass-Through Rate/Support	AAA	AAA
Class 2-X	$ 192,466,441	Senior/Notional Amount/Interest-Only/Variable Pass-Through Rate	AAA	AAA
Class 2-PO	$ 9,061	Senior/Principal Only	AAA	AAA
Class A-R	$ 100	Senior/Residual	AAA	AAA
Class M	$ 7,236,000	Subordinate/Variable Pass-Through Rate	AA	N/R
Class B-1	$ 2,894,300	Subordinate/Variable Pass-Through Rate	A	N/R
Class B-2	$ 1,240,400	Subordinate/Variable Pass-Through Rate	BBB	N/R

Non-Offered Certificates(3)

Class B-3	$ 1,654,000	Subordinate/Variable Pass-Through Rate
Class B-4	$ 414,000	Subordinate/Variable Pass-Through Rate
Class B-5	$ 1,033,822	Subordinate/Variable Pass-Through Rate
__________

(1)	This amount is subject to a permitted variance in the aggregate of plus or minus 5% depending on the amount of mortgage loans actually delivered on the closing date.

(2)
The offered certificates will not be offered unless they are assigned the indicated ratings by Fitch Ratings (“Fitch”) and Standard & Poor’s, a division of The McGraw Hill Companies, Inc. (“S&P”). “N/R” indicates that the agency was not asked to rate the certificates. The Class B-3, Class B-4 and Class B-5 Certificates are not offered by this free writing prospectus, so ratings for those classes of certificates have not been provided. A rating is not a recommendation to buy, sell or hold securities. These ratings may be lowered or withdrawn at any time by either of the rating agencies. See“Ratings” in this free writing prospectus.

(3)
The Class B-3, Class B-4 and Class B-5 Certificates are not offered by this free writing prospectus. Any information contained in this free writing prospectus with respect to the Class B-3, Class B-4 and Class B-5 Certificates is provided only to permit a better understanding of the offered certificates.

The certificates also will have the following characteristics:

Class	Pass-Through Rate	Interest Accrual Period	Interest Accrual Convention
Offered Certificates
Class 1-A-1	6.00%	calendar month (1)	30/360 (2)
Class 1-A-2	6.00%	calendar month (1)	30/360 (2)
Class 1-A-3	6.00%	calendar month (1)	30/360 (2)
Class 1-X	(3)	calendar month (1)	30/360 (2)
Class 1-PO	(4)	N/A	N/A
Class 2-A-1	6.50%	calendar month (1)	30/360 (2)
Class 2-A-2	6.50%	calendar month (1)	30/360 (2)
Class 2-X	(5)	calendar month (1)	30/360 (2)
Class 2-PO	(4)	N/A	N/A
Class A-R	6.00%	calendar month (1)	30/360 (2)
Class M	(6)	calendar month (1)	30/360 (2)
Class B-1	(6)	calendar month (1)	30/360 (2)
Class B-2	(6)	calendar month (1)	30/360 (2)
Non-Offered Certificates
Class B-3	(6)	calendar month (1)	30/360 (2)
Class B-4	(6)	calendar month (1)	30/360 (2)
Class B-5	(6)	calendar month (1)	30/360 (2)
__________

(1)	The interest accrual period for any distribution date will be the calendar month before the month of that distribution date.

(2)	Interest will accrue at the rate described in this table on the basis of a 360-day year divided into twelve 30-day months.

(3)  The pass-through rate for the Class 1-X Certificates for the interest accrual period related to any distribution date will be equal to the weighted average of the net mortgage rates of the non-discount mortgage loans in loan group 1, weighted on the basis of the stated principal balances thereof as of the due date in the preceding calendar month (after giving effect to prepayments received in the prepayment period related to such prior due date) less 6.00%. See“Description of the Certificates — Interest” in this free writing prospectus.

(4)	This class of certificate is a class of principal only certificates and is not entitled to any distributions of interest. See“Description of the Certificates” in this free writing prospectus.

(5)
The pass-through rate for the Class 2-X Certificates for the interest accrual period related to any distribution date will be equal to the weighted average of the net mortgage rates of the non-discount mortgage loans in loan group 2, weighted on the basis of the stated principal balances thereof as of the due date in the preceding calendar month (after giving effect to prepayments received in the prepayment period related to such prior due date) less 6.50%. See “Description of the Certificates — Interest” in this free writing prospectus.

(6)
The pass-through rate for each class of subordinated certificates for the interest accrual period related to each distribution date will be a per annum rate (subject to a floor of 0.00% and a cap of 6.50%) equal to the sum of:

•
6.00% multiplied by an amount equal to the loan group 1 principal balance as of the due date in the month preceding the calendar month of that distribution date (after giving effect to prepayments received in the prepayment period related to such prior due date) minus the aggregate of the class certificate balances of the group 1 senior certificates immediately prior to that distribution date, and

•
6.50% multiplied by an amount equal to the loan group 2 principal balance as of the due date in the month preceding the calendar month of that distribution date (after giving effect to prepayments received in the prepayment period related to such prior due date) minus the aggregate of the class certificate balances of the group 2 senior certificates immediately prior to that distribution date, divided by the aggregate of the class certificate balances of the subordinated certificates immediately prior to that distribution date. See “Description of Certificates — Interest” in this free writing prospectus.

Designations

We sometimes use the following designations to refer to the specified classes of certificates in order to aid your understanding of the offered certificates.

Designation	Classes of Certificates
Group 1 Senior Certificates	Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-X, Class A-R and Class 1-PO Certificates
Group 2 Senior Certificates	Class 2-A-1, Class 2-A-2, Class 2-X and Class 2-PO Certificates
Senior Certificate Group	Each of the Group 1 Senior Certificates and the Group 2 Senior Certificates
Senior Certificates	Group 1 Senior Certificates and Group 2 Senior Certificates
Subordinated Certificates	Class M and Class B Certificates
Class 1-A Certificates	Class 1-A-1, Class 1-A-2, Class 1-A-3 and Class A-R Certificates
Class 2-A Certificates	Class 2-A-1 and Class 2-A-2 Certificates
Class A Certificates	Class 1-A and Class 2-A Certificates
Class X Certificates	Class 1-X and Class 2-X Certificates
Class B Certificates	Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates
Notional Amount Certificates	Class 1-X and Class 2-X Certificates
Principal Only Certificates	Class PO Certificates
Class PO Certificates	Class 1-PO and Class 2-PO Certificates
Offered Certificates	Class A, Class X, Class PO, Class M, Class B-1 and Class B-2 Certificates

Record Date

The last business day of the month preceding the month of that distribution date.

Denominations

Offered Certificates (other than the Class A-R Certificates):

$25,000 and multiples of $1 in excess thereof.

Class A-R Certificates:

Two certificates of $99.99 and $0.01, respectively.

Registration of Certificates

Offered Certificates other than the Class A-R Certificates:

Book-entry form. Persons acquiring beneficial ownership interests in the offered certificates (other than the Class A-R Certificates) will hold their beneficial interests through The Depository Trust Company.

Class A-R Certificates:

Fully registered certificated form. The Class A-R Certificates will be subject to certain restrictions on transfer described in this free writing prospectus and as more fully provided for in the pooling and servicing agreement.

Distribution Dates

Beginning on October 25, 2007, and thereafter on the 25th day of each calendar month, or if the 25th is not a business day, the next business day.

Last Scheduled Distribution Date

The last scheduled distribution date for each class of certificates is the distribution date in November 2037. Since the rate of distributions in reduction of the class certificate balance or notional amount of each class of offered certificates will depend on the rate of payment (including prepayments) of the mortgage loans, the class certificate balance or notional amount of any class could be reduced to zero significantly earlier or later than the last scheduled distribution date.

Interest Payments

The related interest accrual period, interest accrual convention and pass-through rate for each class of interest-bearing certificates are shown in the table on page S-9.

On each distribution date, to the extent funds are available for the related loan group, each interest-bearing class of senior and subordinated certificates will be entitled to receive:

•
interest accrued at the applicable pass-through rate during the related interest accrual period on the class certificate balance or notional amount, as applicable, immediately prior to that distribution date; and

•	any interest that was not paid on prior distribution dates; less

•	any net interest shortfalls allocated to that class for that distribution date.

The principal only certificates do not bear interest.

Allocation of Net Interest Shortfalls

For any distribution date, the interest entitlement for each class of interest-bearing senior and subordinated certificates will be reduced by the amount of net interest shortfalls experienced by the mortgage loans in the related loan group or loan groups resulting from:

•	prepayments on the mortgage loans; and

•	reductions in the interest rate on the related mortgage loans due to Servicemembers Relief Act reductions or debt service reductions.

Net interest shortfalls for a loan group on any distribution date will be allocated pro rata among all interest-bearing classes of the related senior certificates and the classes of subordinated certificates based on their respective entitlements (or, in the case of the subordinated certificates, based on interest accrued on each subordinated class’ share of the assumed balance, as described more fully under “Description of the Certificates — Interest”), in each case before taking into account any reduction in the interest entitlements due to shortfalls.

If on any distribution date, available funds for a loan group are not sufficient to make a full distribution of the interest entitlement on the related certificates in the order described below under “— Priority of Distributions Among Certificates”, interest will be distributed on each class of related certificates of equal priority, pro rata, based on their respective entitlements. Any unpaid interest amount will be carried forward and added to the amount holders of each affected class of certificates will be entitled to receive on the next distribution date.

Principal Payments

On each distribution date, certificateholders will only receive a distribution of principal on their certificates if there is cash available on that date for the payment of principal according to the principal distribution rules described in this free writing prospectus.

All payments and other amounts in respect of principal of the mortgage loans in a loan group will be allocated between the related class of Class PO Certificates, on the one hand, and the related senior certificates (other than the notional amount certificates and the related class of Class PO Certificates) and the subordinated certificates, on the other hand, in each case based on the applicable PO percentage and the applicable non-PO percentage, respectively, of those amounts. The non-PO percentage with respect to any mortgage loan in a loan group with a net mortgage rate less than the related required coupon will be equal to the net mortgage rate divided by the related required coupon and the PO percentage of that mortgage loan will be equal to 100% minus that non-PO percentage. With respect to a mortgage loan in a loan group with a net mortgage rate equal to or greater than the related required coupon, the non-PO percentage will be 100% and the PO percentage will be 0%. The required coupon for loan group 1 and loan group 2 is 6.00% and 6.50%, respectively. The applicable non-PO percentage of amounts in respect of principal will be allocated to the related senior certificates (other than the notional amount certificates and the related class of Class PO Certificates) as set forth below, and any remainder of that non-PO amount is allocated to the subordinated certificates:

•
in the case of scheduled principal collections, the amount allocated to the related senior certificates is based on the ratio of the aggregate class certificate balance of those senior certificates (other than the notional amount certificates) to the non-PO percentage of the aggregate principal balance of the mortgage loans in the related loan group; and

•
in the case of principal prepayments, the amount allocated to the related senior certificates is based on a fixed percentage (equal to 100%) until the fifth anniversary of the first distribution date, at which time the percentage will step down as described herein, if the specified conditions are met.

Notwithstanding the foregoing, no decrease in the senior prepayment percentage of any loan group will occur unless certain conditions related to the loss and delinquency performance of the mortgage loans are satisfied with respect to each loan group.

Principal will be distributed on each class of certificates entitled to receive principal payments as described below under “—Amounts Available for Distributions on the Certificates.”

The notional amount certificates do not have class certificate balances and are not entitled to any distributions of principal but will bear interest during each interest accrual period on their respective notional amounts.

Amounts Available for Distributions on the Certificates

The amount available for distributions on the certificates on any distribution date will be calculated on a loan group by loan group basis and generally consists of the following with respect to the mortgage loan in a loan group (after the fees and expenses described under the next heading are subtracted):

•	all scheduled installments of interest and principal due and received on the mortgage loans in that loan group in the applicable period, together with any advances with respect to them;

•
all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to the mortgage loans in that loan group, to the extent the proceeds are not applied to the restoration of the related mortgaged property or released to the borrower in accordance with the master servicer’s normal servicing procedures;

•
net proceeds from the liquidation of defaulted mortgage loans in that loan group by foreclosure or otherwise during the calendar month preceding the month of the distribution date (to the extent the amounts do not exceed the unpaid principal balance of the mortgage loan, plus accrued interest);

•	subsequent recoveries with respect to mortgage loans in that loan group;

•
partial or full prepayments with respect to mortgage loans in that loan group collected during the applicable period, together with interest paid in connection with the prepayment, other than certain excess amounts payable to the master servicer, and the compensating interest; and

•
any substitution adjustment amounts or purchase price in respect of a deleted mortgage loan or a mortgage loan in that loan group repurchased by a seller or originator or purchased by the master servicer during the applicable period; and

•
with respect to loan group 1, for each distribution date during, and the distribution date immediately after the funding period, any amounts required pursuant to the pooling and servicing agreement to be deposited from the capitalized interest account, and for the first distribution date following the funding period, any amounts remaining in the pre-funding account after the end of the funding period (net of any investment income thereon).

Fees and Expenses

The amounts available for distributions on the certificates on any distribution date generally will not include the following amounts:

•	the master servicing fee and additional servicing compensation due to the master servicer;

•	the trustee fee due to the trustee;

•	lender-paid mortgage insurance premiums, if any;

•
the amounts in reimbursement for advances previously made and other amounts as to which the master servicer and the trustee are entitled to be reimbursed from the certificate account pursuant to the pooling and servicing agreement; and

•	all other amounts for which the depositor, a seller or the master servicer is entitled to be reimbursed.

Any amounts paid from amounts collected with respect to the mortgage loans will reduce the amount that could have been distributed to the certificateholders.

Servicing Compensation

Master Servicing Fee:

The master servicer will be paid a monthly fee (referred to as the master servicing fee) with respect to each mortgage loan. The master servicing fee for the mortgage loans in each loan group will equal one-twelfth of the stated principal balance of each mortgage loan multiplied by the master servicing fee rate. The master servicing fee rate for the mortgage loans in loan group 1 will range from 0.175% to 0.250% per annum and the master servicing fee rate for the mortgage loans in loan group 2 will be 0.175% per annum of the stated principal balance of each mortgage loan. As of the initial cut-off date, the weighted average master servicing fee rate for the mortgage loans in loan group 1 will be approximately 0.178% per annum. The amount of the master servicing fee is subject to adjustment with respect to certain prepaid mortgage loans.

Additional Servicing Compensation:

The master servicer is also entitled to receive, as additional servicing compensation, all late payment fees, assumption fees and other similar charges including prepayment charges and all reinvestment income earned on amounts on deposit in certain of the issuing entity’s accounts and excess proceeds with respect to mortgage loans as described under “Description of the Certificates —Priority of Distributions Among Certificates”.

Source and Priority of Distributions:

The master servicing fee and the additional servicing compensation described above will be paid to the master servicer from collections on the mortgage loans prior to any distributions on the certificates.

Priority of Distributions

Priority of Distributions Among Certificates

In general, on any distribution date, available funds for each loan group will be distributed in the following order:

•	to interest on each interest-bearing class of senior certificates related to that loan group, pro rata, based on their respective interest entitlements;

•	to principal of the classes of senior certificates relating to that loan group then entitled to receive distributions of principal, in the order and subject to the priorities set forth below;

•
to any deferred amounts payable on the class of Class PO Certificates related to that loan group, but only from amounts that would otherwise be distributed on that distribution date as principal of the subordinated certificates;

•
to interest on and then principal of each class of subordinated certificates, in the order of their distribution priorities, beginning with the Class M Certificates, in each case subject to the limitations set forth below; and

•	any remaining available amounts to the Class A-R Certificates.

Principal

On each distribution date, the non-PO formula principal amount for each loan group will be distributed first as principal of the related classes of senior certificates (other than the notional amount certificates and the related class of Class PO Certificates) as specified below, and second as principal of the subordinated certificates, in an amount up to the subordinated principal distribution amount for each loan group.

Senior Certificates (other than the notional amount certificates and the Class PO Certificates):

On each distribution date, the non-PO formula principal amount related to each loan group, in each case up to the amount of the senior principal distribution amount for that loan group, will be distributed as principal of the following classes of related senior certificates:

Distributions with Respect to Loan Group 1

•	Sequentially:

(1) to the Class A-R Certificates, until its class certificate balance is reduced to zero; and

(2) concurrently, to the Class 1-A-1, Class 1-A-2 and Class 1-A-3 Certificates, pro rata, until their respective class certificate balances are reduced to zero.

Distributions with Respect to Loan Group 2

•	concurrently, to the Class 2-A-1 and Class 2-A-2 Certificates, pro rata, until their respective class certificate balances are reduced to zero.

Class PO Certificates:

On each distribution date, principal will be distributed to each class of Class PO Certificates in an amount equal to the lesser of (x) the PO formula principal amount for the related loan group for that distribution date and (y) the product of:

•	available funds for the related loan group remaining after distribution of interest on the senior certificates in the same certificate group; and

•
a fraction, the numerator of which is the related PO formula principal amount and the denominator of which is the sum of that PO formula principal amount and the related senior principal distribution amount.

Subordinated Certificates; Applicable Credit Support Percentage Trigger:

On each distribution date and with respect to each loan group, to the extent of available funds available therefor, the non-PO formula principal amount for each loan group, up to the subordinated principal distribution amount for each loan group, will be distributed as principal of the subordinated certificates in order of their distribution priorities, beginning with the Class M Certificates, until their respective class certificate balances are reduced to zero. Each class of subordinated certificates will be entitled to receive its pro rata share of the subordinated principal distribution amount from all loan groups (based on its respective class certificate balance); provided, that if the applicable credit support percentage of a class of subordinated certificates (other than the class of subordinated certificates then outstanding with the highest distribution priority) is less than the original applicable credit support percentage for that class (referred to as a “restricted class”), the restricted class will not receive distributions of partial principal prepayments and prepayments in full from any loan group. Instead, the portion of the partial principal prepayments and prepayments in full otherwise distributable to each restricted class will be allocated to those classes of subordinated certificates that are not a restricted class, pro rata, based upon their respective class certificate balances and distributed in the sequential order described above.

Allocation of Realized Losses

On each distribution date, the amount of any realized losses on the mortgage loans in a loan group will be allocated as follows:

•
the applicable PO percentage of any realized losses on a discount mortgage loan in a loan group will be allocated to the related class of Class PO Certificates; provided, however, that on or before the senior credit support depletion date, (i) those realized losses will be treated as class PO deferred amounts and will be paid on the related class of Class PO Certificates (to the extent funds are available from amounts otherwise allocable to the subordinated principal distribution amount) before distributions of principal on the subordinated certificates and (ii) the class certificate balance of the subordinated certificates then outstanding with the lowest distribution priority will be reduced by the amount of any payments of class PO deferred amounts; and

•	the applicable non-PO percentage of any realized losses on the mortgage loans in a loan group will be allocated in the following order:

•
first, to the subordinated certificates in the reverse order of their priority of distribution, beginning with the class of subordinated certificates outstanding, with the lowest distribution priority until their respective class certificate balances are reduced to zero; and

•
second, concurrently to the senior certificates (other than the notional amount certificates and the related class of Class PO Certificates) related to that loan group, concurrently, based upon their respective class certificate balances, except that any (i) realized losses on the mortgage loans in loan group 1 that would otherwise be allocated to the Class 1-A-1 Certificates will instead be allocated to the Class 1-A-3 Certificates, until its class certificate balance is reduced to zero, and (ii) realized losses on the mortgage loans in loan group 2 that would otherwise be allocated to the Class 2-A-1 Certificates will instead be allocated to the Class 2-A-2 Certificates, until its class certificate balance is reduced to zero.

In addition, if, on any distribution date, following all distributions and the allocation of realized losses, the aggregate class certificate balance of all classes of senior and subordinated certificates (other than the notional amount certificates) exceeds the pool principal balance, then the class certificate balance of the class of subordinated certificates then outstanding with the lowest distribution priority will be reduced by the amount of the excess.

Credit Enhancement

The issuance of senior certificates and subordinated certificates by the issuing entity is designed to increase the likelihood that senior certificateholders will receive regular distributions of interest and principal.

Subordination

The senior certificates will have a distribution priority over the classes of subordinated certificates. Among the subordinated certificates, the Class M Certificates will have a distribution priority over the Class B Certificates. Within the Class B Certificates, each class of certificates will have a distribution priority over those classes of certificates, if any, with a higher numerical designation.

Subordination is designed to provide the holders of certificates with a higher distribution priority with protection against losses realized when the remaining unpaid principal balance of a mortgage loan exceeds the proceeds recovered upon the liquidation of that mortgage loan. In general, this loss protection is accomplished by allocating the realized losses on the mortgage loans in a loan group first, to the subordinated certificates, beginning with the class of subordinated certificates then outstanding with the lowest distribution priority and second, to the related senior certificates (other than the notional amount certificates) in accordance with the priorities set forth above under “— Allocation of Realized Losses.” Further, the class certificate balance of the class of subordinated certificates with the lowest distribution priority will be reduced by the amount of distributions on the Class PO Certificates in reimbursement for the Class PO deferred amounts as described above under  “— Allocation of Realized Losses.”

Additionally, as described above under  “— Principal Payments,” the senior prepayment percentage related to a loan group (which determines the allocation of unscheduled payments of principal among the related senior certificates and the subordinated certificates) will exceed the related senior percentage (which represents such senior certificates’ pro rata percentage interest in the mortgage loans in that loan group) for at least the first nine years after the closing date. This disproportionate allocation of unscheduled payments of principal will have the effect of accelerating the amortization of the senior certificates which receive these unscheduled payments of principal while, in the absence of realized losses, increasing the interest in the principal balance of the mortgage pool evidenced by the subordinated certificates. Increasing the interest of the subordinated certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinated certificates.

Cross-Collateralization

If on any distribution date the aggregate class certificate balance of the senior certificates of a senior certificate group, other than the related class of Class PO Certificates and the related notional amount certificates, after giving effect to distributions to be made on that distribution date, is greater than the non-PO pool balance for that loan group (any such group, an “undercollateralized group”), all amounts otherwise distributable as principal to the subordinated certificates (or, following the senior credit support depletion date, the amounts described in the following sentence) will be distributed as principal to the senior certificates of that undercollateralized group, other than the related class of Class PO Certificates and the related notional amount certificates, until the aggregate class certificate balance of the senior certificates, other than the related class of Class PO Certificates and the related notional amount certificates, of the undercollateralized group equals the non-PO pool balance for that loan group (such distribution, an “undercollateralization distribution”). If the senior certificates, other than the related class of Class PO Certificates and the related notional amount certificates, of a senior certificate group constitute an undercollateralized group on any distribution date following the senior credit support depletion date, undercollateralization distributions will be made from the excess of the available funds from the other loan group remaining after all required amounts for that distribution date have been distributed to the senior certificates, other than the related class of Class PO Certificates and the related notional amount certificates, of that senior certificate group.

Accordingly, the subordinated certificates will not receive distributions of principal until the undercollateralized group is no longer undercollateralized.

All distributions described in this “Cross-Collateralization” section will be made in accordance with the priorities set forth below under “Distributions on the Certificates — Principal — Senior Principal Distribution Amount” and “— Subordinated Principal Distribution Amount.”

Advances

The master servicer will make cash advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent the master servicer reasonably believes that the cash advances can be repaid from future payments on the mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the certificates and are not intended to guarantee or insure against losses.

Repurchase, Substitution and Purchase of Mortgage Loans

The sellers will be required to repurchase, or substitute with a replacement mortgage loan, any mortgage loan as to which there exists deficient documentation or as to which there has been an uncured breach of any representation or warranty relating to the characteristics of the mortgage loans that materially and adversely affects the interests of the certificateholders in that mortgage loan.

Additionally, the master servicer may purchase from the issuing entity any mortgage loan that is delinquent in payment by 151 days or more according to the MBA Method.

If a borrower requests a reduction to the mortgage rate for the related mortgage loan, the master servicer is required to agree to that reduction if Countrywide Home Loans, Inc., in its corporate capacity, agrees to purchase that mortgage loan from the issuing entity. Countrywide Home Loans, Inc. will be obligated to purchase that mortgage loan upon modification of the mortgage rate by the master servicer.

The purchase price for any mortgage loans repurchased or purchased by a seller or the master servicer will be generally equal to the stated principal balance of the mortgage loan plus interest accrued at the applicable mortgage rate (and in the case of purchases by the master servicer, less the master servicing fee rate).

Optional Termination

The master servicer may purchase all of the remaining assets of the issuing entity and retire all the outstanding classes of certificates on or after the distribution date on which the aggregate stated principal balance of the mortgage loans and any related real estate owned by the issuing entity is less than or equal to 10% of the sum of (x) the aggregate stated principal balance of the closing date mortgage loans as of the initial cut-off date and (y) any pre-funded amount on the closing date.

Tax Status

For federal income tax purposes, the issuing entity (exclusive of the pre-funding account and the capitalized interest account) will be composed of multiple entities consisting of a trust beneath which are one or more REMICs: one or more underlying REMICs (if any) and the master REMIC. The assets of the lowest underlying REMIC in this tiered structure (or the master REMIC if there are no underlying REMICs) will consist of the mortgage loans and any other assets designated in the pooling and servicing agreement. The master REMIC will issue several classes of uncertificated REMIC regular interests, all of which will be held in trust, and a single class of REMIC residual interest. The senior and subordinated certificates will represent beneficial ownership of one or more of the uncertificated Master REMIC regular interests held in trust. The Class A-R Certificates will represent ownership of both the residual interest in the master REMIC and the residual interests in any underlying REMICs.

ERISA Considerations

The Class 1-A-1, Class 1-A-2 and Class 2-A-1 Certificates may be purchased by a pension or other benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended, or by an entity investing the assets of such a benefit plan, so long as certain conditions are met.

Legal Investment

The Class A, Class PO, Class X and Class M Certificates will be “mortgage related securities” for purposes of the Secondary Mortgage Market Enhancement Act of 1984 as long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization. None of the other classes of offered certificates will be “mortgage related securities” for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

Description of the Certificates

General

The certificates will be issued pursuant to the pooling and servicing agreement. We summarize below the material terms and provisions pursuant to which the certificates will be issued. The summaries are subject to, and are qualified in their entirety by reference to, the provisions of the pooling and servicing agreement. When particular provisions or terms used in the pooling and servicing agreement are referred to, the actual provisions (including definitions of terms) are incorporated by reference. We will file a final copy of the pooling and servicing agreement after the issuing entity issues the certificates.

The certificates represent obligations of the issuing entity only and do not represent an interest in or obligation of CWMBS, Inc., Countrywide Home Loans, Inc. (or any other seller), Countrywide Home Loans Servicing LP or any of their affiliates.

The Mortgage Pass-Through Certificates, Series 2007-18 will consist of the Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 2-A-1, Class 2-A-2, Class 1-X, Class 2-X, Class 1-PO, Class 2-PO, Class A-R, Class M, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates. Only the classes of certificates listed on the cover page are being offered by this free writing prospectus.

When describing the certificates in this free writing prospectus, we sometimes use the following terms:

Designation	Classes of Certificates
Group 1 Senior Certificates	Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-X, Class A-R and Class 1-PO Certificates
Group 2 Senior Certificates	Class 2-A-1, Class 2-A-2, Class 2-X and Class 2-PO Certificates
Senior Certificate Group	Each of the Group 1 Senior Certificates and the Group 2 Senior Certificates
Senior Certificates	Group 1 Senior Certificates and Group 2 Senior Certificates
Subordinated Certificates	Class M and Class B Certificates
Class 1-A Certificates	Class 1-A-1, Class 1-A-2, Class 1-A-3 and Class A-R Certificates
Class 2-A Certificates	Class 2-A-1 and Class 2-A-2 Certificates
Class A Certificates	Class 1-A and Class 2-A Certificates
Class X Certificates	Class 1-X and Class 2-X Certificates
Class B Certificates	Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates
Notional Amount Certificates	Class 1-X and Class 2-X Certificates
Class PO Certificates	Class 1-PO and Class 2-PO Certificates
Principal Only Certificates	Class PO Certificates
Offered Certificates	Class A, Class X, Class PO, Class M, Class B-1 and Class B-2 Certificates

The certificates are generally referred to as the following types:

Class	Type
Class 1-A-1	Senior/Fixed Pass-Through Rate/Super Senior
Class 1-A-2	Senior/Fixed Pass-Through Rate
Class 1-A-3	Senior/Fixed Pass-Through Rate/Support
Class 1-X	Senior/Notional Amount/Interest Only/Variable Pass-Through Rate
Class 1-PO	Senior/Principal Only
Class 2-A-1	Senior/Fixed Pass-Through Rate/Super Senior
Class 2-A-2	Senior/Fixed Pass-Through Rate/Support
Class 2-X	Senior/Notional Amount/Interest-Only/Variable Pass-Through Rate
Class 2-PO	Senior/Principal Only
Class A-R	Senior/Residual
Subordinated Certificates	Subordinate/Variable Pass-Through Rate

The Class B-3, Class B-4 and Class B-5 Certificates are not being offered by this free writing prospectus. Any information presented in this free writing prospectus with respect to the Class B-3, Class B-4 and Class B-5 Certificates is provided only to permit a better understanding of the offered certificates.

The senior certificates will have an initial aggregate class certificate balance of approximately $398,992,219 and will evidence in the aggregate an initial beneficial ownership interest of approximately 96.50% in the issuing entity. The subordinated certificates will each evidence the initial beneficial ownership interest in the issuing entity set forth below:

Class of Subordinated Certificates	Initial Beneficial Ownership Interest
Class M	1.75%
Class B-1	0.70%
Class B-2	0.30%
Class B-3	0.40%
Class B-4	0.10%
Class B-5	0.25%

Calculation of Class Certificate Balance

The “Class Certificate Balance” of any class of certificates (other than the notional amount certificates) as of any Distribution Date is the initial Class Certificate Balance of the class reduced by the sum of:

•	all amounts previously distributed to holders of certificates of the class as payments of principal,

•	the amount of Realized Losses allocated to the class, and

•
in the case of any class of subordinated certificates, any amounts allocated to the class in reduction of its Class Certificate Balance in respect of payments of Class PO Deferred Amounts, as described under “— Allocation of Realized Losses”;

provided, however, that the Class Certificate Balance of each class of certificates to which Realized Losses have been allocated will be increased sequentially in the order of distribution priority (from highest to lowest) by the amount of Subsequent Recoveries on the mortgage loans in a loan group distributed as principal to any related class of senior or subordinated certificates, but not by more than the amount of Realized Losses previously allocated to reduce the Class Certificate Balance of that class of certificates. See “The Agreements ─ Realization Upon Defaulted Loans ─ Application of Liquidation Proceeds” in the prospectus.

In addition, the Class Certificate Balance of the class of subordinated certificates then outstanding with the highest numerical class designation, will be reduced if and to the extent that the aggregate Class Certificate Balances of all classes of senior and subordinated certificates (other than the notional amount certificates), following all distributions and the allocation of all Realized Losses on any Distribution Date, exceeds the aggregate Stated Principal Balance of the mortgage loans as of the Due Date occurring in the month of that Distribution Date (after giving effect to principal prepayments received in the related Prepayment Period).

Notional Amount Certificates

The Class 1-X and Class 2-X Certificates are notional amount certificates.

The notional amount for the interest accrual period for any Distribution Date and:

•
the Class 1-X Certificates will equal the aggregate Stated Principal Balance of the Non-Discount mortgage loans in loan group 1 as of the Due Date in the preceding calendar month (after giving effect to prepayments received in the Prepayment Period related to such prior Due Date); and

•
the Class 2-X Certificates will equal the aggregate Stated Principal Balance of the Non-Discount mortgage loans in loan group 2 as of the Due Date in the preceding calendar month (after giving effect to prepayments received in the Prepayment Period related to such prior Due Date).

Book-Entry Certificates; Denominations

The offered certificates, other than the Class A-R Certificates, will be issued as book-entry certificates. The Class A-R Certificates will be issued as two certificates in fully registered certificated form in an aggregate denomination of $100. Each class of book-entry certificates will be issued as one or more certificates which in the aggregate will equal the initial Class Certificate Balance of each class of certificates and which will be held by a depository, initially a nominee of The Depository Trust Company. Beneficial interests in the book entry certificates will be held indirectly by investors through the book-entry facilities of the depository, as described in this free writing prospectus. Investors may hold the beneficial interests in the book-entry certificates in minimum denominations representing an original principal amount or notional amount of $25,000 and in integral multiples of $1.00 in excess thereof. The depositor has been informed by the depository that its nominee will be CEDE & Co. (“CEDE”). Accordingly, CEDE is expected to be the holder of record of the book-entry certificates. Except as described in the prospectus under “Description of the Securities — Book-Entry Registration of Securities,” no beneficial owner acquiring a book-entry certificate will be entitled to receive a physical certificate representing the certificate.

Unless and until definitive certificates are issued, it is anticipated that the only certificateholder of the book-entry certificates will be CEDE, as nominee of the depository. Beneficial owners of the book-entry certificates will not be certificateholders, as that term is used in the pooling and servicing agreement. Beneficial owners are only permitted to exercise the rights of certificateholders indirectly through financial intermediaries and the depository. Monthly and annual reports on the issuing entity provided to CEDE, as nominee of the depository, may be made available to beneficial owners upon request, in accordance with the rules, regulations and procedures creating and affecting the depository, and to the financial intermediaries to whose depository accounts the book-entry certificates of the beneficial owners are credited.

For a description of the procedures generally applicable to the book-entry certificates, see“Description of the Securities — Book-Entry Registration of Securities” in the prospectus.

Although The Depository Trust Company has agreed to the foregoing procedures in order to facilitate transfers of certificates among participants of The Depository Trust Company, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.

Payments on Mortgage Loans; Accounts

Certificate Account. On or before the closing date, the master servicer will establish an account (the “Certificate Account”), which will be maintained in trust for the benefit of the certificateholders. The Certificate Account will be established by the master servicer initially at Countrywide Bank, FSB, which is an affiliate of the depositor, the sellers and the master servicer. The master servicer will deposit or cause to be deposited in the Certificate Account, within two business days after receipt (or, on a daily basis, if the long-term credit rating of Countrywide Home Loans has been reduced below the rating specified in the pooling and servicing agreement) the following payments and collections remitted by subservicers or received by it in respect of mortgage loans subsequent to the cut-off date (other than in respect of principal and interest due on the mortgage loans on or before the cut-off date) and the following amounts required to be deposited under the pooling and servicing agreement:

•	all payments on account of principal on the mortgage loans, including principal prepayments;

•
all payments on account of interest on the mortgage loans, net of the related master servicing fee (as adjusted by Compensating Interest payments), any lender paid mortgage insurance premiums and any prepayment interest excess;

•
all insurance proceeds, Subsequent Recoveries and liquidation proceeds, other than proceeds to be applied to the restoration or repair of a mortgaged property or released to the mortgagor in accordance with the master servicer’s normal servicing procedures;

•	any amount required to be deposited by the master servicer pursuant to the pooling and servicing agreement in connection with any losses on permitted investments for which it is responsible;

•	any amounts received by the master servicer with respect to primary mortgage insurance and in respect of net monthly income from REO Property;

•	all Substitution Adjustment Amounts; and

•	all advances made by the master servicer.

Prior to their deposit into the Certificate Account, payments and collections on the mortgage loans will be commingled with payments and collections on other mortgage loans and other funds of the master servicer. For a discussion of the risks that arise from the commingling of payments and collections, see “Risk Factors — Bankruptcy Or Insolvency May Affect The Timing And Amount Of Distributions On The Securities” in the prospectus.

The master servicer may from time to time make withdrawals from the Certificate Account for the following purposes:

•	to pay to the master servicer the master servicing fee and the additional servicing compensation (to the extent not previously retained by the master servicer);

•
to reimburse each of the master servicer and the trustee for unreimbursed advances made by it, which right of reimbursement pursuant to this subclause being limited to amounts received on the mortgage loan(s) in respect of which any such advance was made;

•
to reimburse each of the master servicer and the trustee for any nonrecoverable advance previously made by it (and prior to the reimbursement, the master servicer will deliver to the trustee an officer’s certificate indicating the amount of the nonrecoverable advance and identifying the related mortgage loan(s), and their respective portions of the nonrecoverable advance);

•	to reimburse the master servicer for insured expenses from the related insurance proceeds;

•
to reimburse the master servicer for (a) any unreimbursed customary, reasonable and necessary “out of pocket” costs and expenses incurred in the performance by the master servicer of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a mortgaged property, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) maintaining any required insurance policies (collectively, “Servicing Advances”), which right of reimbursement pursuant to this clause is limited to amounts received representing late recoveries of the payments of these costs and expenses (or liquidation proceeds or Subsequent Recoveries, purchase proceeds or repurchase proceeds with respect thereto);

•
to pay to the purchaser, with respect to each mortgage loan or property acquired in respect thereof that it has purchased as required under the pooling and servicing agreement, all amounts received on such mortgage loan after the date of such purchase;

•	to reimburse the sellers and the master servicer for expenses incurred by any of them and reimbursable pursuant to the pooling and servicing agreement;

•	to withdraw any amount deposited in the Certificate Account and not required to be deposited in the Certificate Account;

•
to withdraw an amount equal to the sum of (a) the related Available Funds and (b) the trustee fee for such Distribution Date and remit such amount to the trustee for deposit in the Distribution Account; and

•	to clear and terminate the Certificate Account upon termination of the pooling and servicing agreement.

The master servicer is required to maintain separate accounting, on a mortgage loan by mortgage loan basis, for the purpose of justifying any withdrawal from the Certificate Account described in the first six bullet points above.

Distribution Account. On or before the business day immediately preceding each Distribution Date, the master servicer will withdraw from the Certificate Account the amount of Available Funds for each loan group and the trustee fee and will deposit those amounts in an account established and maintained with the trustee on behalf of the certificateholders (the “Distribution Account”). Upon termination of the Funding Period, the trustee will deposit into the Distribution Account any amounts remaining in the Pre-funding Account, other than the investment earnings, for distribution to the related certificateholders. The trustee will, promptly upon receipt, deposit in the Distribution Account and retain therein:

•	the aggregate amount remitted by the master servicer to the trustee; and

•	any amount required to be deposited by the master servicer in connection with any losses on investment of funds in the Distribution Account.

The trustee will withdraw funds from the Distribution Account for distribution to the certificateholders as described below under “— Priority of Distributions Among Certificates” and may from time to time make withdrawals from the Distribution Account:

•	to pay the trustee fee to the trustee;

•	to pay to the master servicer, as additional servicing compensation, earnings on or investment income with respect to funds in or credited to the Distribution Account;

•
to withdraw any amount deposited in the Distribution Account and not required to be deposited therein (which withdrawal may be at the direction of the master servicer through delivery of a written notice to the trustee describing the amounts deposited in error); and

•	to clear and terminate the Distribution Account upon the termination of the pooling and servicing agreement.

There is no independent verification of the transaction accounts or the transaction activity with respect to the Distribution Account.

Prior to each Determination Date, the master servicer is required to provide the trustee a report containing the data and information concerning the mortgage loans that is required by the trustee to prepare the monthly statement to certificateholders for the related Distribution Date. The trustee is not responsible for recomputing, recalculating or verifying the information provided to it by the master servicer in that report and will be permitted to conclusively rely on any information provided to it by the master servicer.

Investments of Amounts Held in Accounts

The Certificate Account, the Distribution Account, the Pre-funding Account and the Capitalized Interest Account. All funds in the Certificate Account, the Distribution Account, the Pre-funding Account and the Capitalized Interest Account will be invested in permitted investments at the direction, and for the benefit and risk, of the master servicer. In the case of:

•
the Certificate Account and the Distribution Account, all income and gain net of any losses realized from the investment will be for the benefit of the Master Servicer as additional servicing compensation and will be remitted to it monthly as described herein;

•	the Pre-funding Account, all income and gain net of any losses realized from the investment will be for the benefit of the depositor and will be remitted to the depositor as described herein; and

•
the Capitalized Interest Account, any amounts remaining after making distributions of interest on the first Distribution Date following the end of the Funding Period will be paid to the depositor and will not thereafter be available for distribution to certificateholders.

The amount of any losses incurred in the Certificate Account or the Distribution Account in respect of the investments will be deposited by the master servicer in the Certificate Account or paid to the trustee for deposit into the Distribution Account out of the master servicer’s own funds immediately as realized. The amount of any losses incurred in the Pre-funding Account or the Capitalized Interest Account in respect of the investments will be deposited by the Depositor into the Pre-funding Account or Capitalized Interest Account, as applicable out of the depositor’s own funds immediately as realized. The trustee will not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Certificate Account, the Distribution Account, the Pre-funding Account or the Capitalized Interest Account and made in accordance with the pooling and servicing agreement.

Fees and Expenses

The following summarizes the related fees and expenses to be paid from the assets of the issuing entity and the source of payments for the fees and expenses:

Type / Recipient (1)	Amount	General Purpose	Source (2)	Frequency
Fees
Master Servicing Fee / Master Servicer	One-twelfth of the Stated Principal Balance of each mortgage loan multiplied by the master servicing fee rate (3)	Compensation	Amounts on deposit in the Certificate Account representing payments of interest and application of liquidation proceeds with respect to that mortgage loan	Monthly
	• prepayment interest excess	Compensation	Interest paid by obligors with respect to certain prepayments in full of the mortgage loans.	Monthly
	• All late payment fees, assumption fees and other similar charges including prepayment charges	Compensation	Payments made by obligors with respect to the mortgage loans	Time to time
	• All investment income earned on amounts on deposit in the Certificate Account and Distribution Account.	Compensation	Investment income related to the Certificate Account and the Distribution Account	Monthly
	• Excess Proceeds (4)	Compensation	Liquidation proceeds and Subsequent Recoveries	Time to time
Trustee Fee (the “Trustee Fee”) / Trustee	One-twelfth of the Trustee Fee Rate multiplied by the aggregate Stated Principal Balance of the outstanding mortgage loans. (5)	Compensation	Amounts on deposit in the Certificate Account or the Distribution Account	Monthly
Expenses
Insured expenses / Master Servicer	Expenses incurred by the master servicer	Reimbursement of Expenses	To the extent the expenses are covered by an insurance policy with respect to the mortgage loan	Time to time
Servicing Advances / Master Servicer	To the extent of funds available, the amount of any Servicing Advances.	Reimbursement of Expenses
With respect to each mortgage loan, late recoveries of the payments of the costs and expenses, liquidation proceeds, Subsequent Recoveries, purchase proceeds or repurchase proceeds for that mortgage loan (6)

Time to time
Indemnification expenses / the sellers, the master servicer and the depositor	Amounts for which the sellers, the master servicer and depositor are entitled to indemnification (7)	Indemnification	Amounts on deposit on the Certificate Account.	Monthly

_________

(1)
If the trustee succeeds to the position of master servicer, it will be entitled to receive the same fees and expenses of the master servicer described in this free writing prospectus. Any increase in the fees and expenses described in this free writing prospectus would require an amendment to the pooling and servicing agreement. See “The Agreements— Amendment” in the prospectus.

(2)
Unless otherwise specified, the fees and expenses shown in this table are paid (or retained by the master servicer in the case of amounts owed to the master servicer) prior to distributions on the certificates.

(3)
The master servicing fee rate for mortgage loan will range from 0.175% to 0.250% per annum. The amount of the monthly servicing fee is subject to adjustment with respect to mortgage loans that are prepaid in full.

(4)
“Excess Proceeds” with respect to a liquidated mortgage loan means the amount, if any, by which the sum of any net liquidation proceeds and Subsequent Recoveries exceed the sum of (i) the unpaid principal balance of the mortgage loan plus (ii) accrued interest on the mortgage loan at the mortgage rate during each Due Period as to which interest was not paid or advanced on the mortgage loan.

(5)	The “Trustee Fee Rate” is equal to 0.009% per annum.

(6)
Reimbursement of Servicing Advances for a mortgage loan is limited to the late recoveries of the payments of the costs and expenses, liquidation proceeds, Subsequent Recoveries, purchase proceeds or repurchase proceeds for that mortgage loan.

(7)
Each of the sellers, the master servicer, and the depositor are entitled to indemnification of certain expenses as described in this free writing prospectus under “— Certain Matters Regarding the Master Servicer, the Depositor and the Sellers.”

Distributions

Distributions on the certificates will be made by the trustee on the 25th day of each month or, if that day is not a business day, on the first business day thereafter, commencing in October 2007 (each, a “Distribution Date”), to the persons in whose names the certificates are registered at the close of business on the Record Date. The “Record Date” for any Distribution Date will be the last business day of the calendar month immediately prior to the month in which that Distribution Date occurs.

Distributions on each Distribution Date will be made by check mailed to the address of the person entitled to it as it appears on the applicable certificate register or, in the case of a certificateholder who holds 100% of a class of certificates or who holds certificates with an aggregate initial certificate balance of $1,000,000 or more or who holds a notional amount certificate and who has so notified the trustee in writing in accordance with the pooling and servicing agreement, by wire transfer in immediately available funds to the account of the certificateholder at a bank or other depository institution having appropriate wire transfer facilities; provided, however, that the final distribution in retirement of the certificates will be made only upon presentment and surrender of the certificates at the corporate trust office of the trustee.

Priority of Distributions Among Certificates

As more fully described in this free writing prospectus, distributions on the group 1 senior certificates and the group 2 senior certificates will be made on each Distribution Date primarily from Available Funds of the related loan group, and, in certain circumstances, from any Available Funds from the other loan group remaining after distributions to the senior certificates related to such other loan group. Distributions on the subordinated certificates will be based on any remaining Available Funds from all of the loan groups for such Distribution Date, in each case after giving effect to distributions on all classes of senior certificates as described in the preceding sentence and payments in respect of Class PO Deferred Amounts. These distributions will be made in the following order of priority:

•	to interest on each interest-bearing class of senior certificates relating to each loan group, pro rata, based on their respective interest entitlements;

•
to principal of the classes of senior certificates relating to each loan group then entitled to receive distributions of principal, in the order and subject to the priorities set forth under “Description of the Certificates — Principal,” in this free writing prospectus, in each case in an aggregate amount up to the maximum amount of principal to be distributed on the classes on the Distribution Date;

•
to any Class PO Deferred Amounts with respect to the applicable Class PO Certificates, but only from amounts that would otherwise be distributed on the Distribution Date as principal of the subordinated certificates;

•
to interest on and then principal of each class of subordinated certificates, in the order of their numerical class designations, beginning with the Class M Certificates, in each case subject to the limitations set forth under “Description of the Certificates — Interest” and “— Principal” in this free writing prospectus; and

•	any remaining available amounts to the Class A-R Certificates.

“Available Funds” for a loan group for any Distribution Date will be equal to the sum of:

•
all scheduled installments of interest (net of the related Expense Fees and premiums in respect of lender acquired primary mortgage insurance on a mortgage loan) and principal due on the mortgage loans in that loan group on the Due Date in the month in which the Distribution Date occurs and received before the related Determination Date, together with any advances with respect to them;

•
all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to the mortgage loans in that loan group, to the extent the proceeds are not applied to the restoration of the related mortgaged property or released to the mortgagor in accordance with the master servicer’s normal servicing procedures and all other cash amounts received and retained in connection with (a) the liquidation of defaulted mortgage loans in that loan group, by foreclosure or otherwise during the calendar month preceding the month of the Distribution Date (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any) and (b) any Subsequent Recoveries with respect to mortgage loans in that loan group;

•
all partial or full prepayments with respect to mortgage loans in that loan group received during the related Prepayment Period together with interest paid in connection with the prepayment, other than certain excess amounts and the Compensating Interest;

•
amounts received with respect to the Distribution Date as the Substitution Adjustment Amount or purchase price in respect of a deleted mortgage loan or a mortgage loan in that loan group repurchased by a seller or the master servicer as of the Distribution Date, and

•
with respect to loan group 1, for each Distribution Date during, and the Distribution Date immediately after the Funding Period, any amounts required pursuant to the pooling and servicing agreement to be deposited from the Capitalized Interest Account, and for the first Distribution Date following the Funding Period, any amounts remaining in the Pre-funding Account after the end of the Funding Period (net of any investment income thereon) that is allocated to that loan group, reduced by amounts in reimbursement for advances previously made and other amounts as to which the master servicer is entitled to be reimbursed from the Certificate Account pursuant to the pooling and servicing agreement.

Interest

Pass-Through Rates. The classes of offered certificates will have their respective pass-through rates set forth on the cover page hereof or as described below.

Class X Certificates

The pass-through rate for the Class 1-X Certificates for the interest accrual period for any Distribution Date will equal the excess of (a) the weighted average of the net mortgage rates of the Non-Discount mortgage loans in loan group 1, weighted on the basis of the Stated Principal Balances thereof as of the Due Date in the preceding calendar month (after giving effect to prepayments received in the Prepayment Period related to such prior Due Date), over (b) 6.00%. The pass-through rate for the Class 1-X Certificates for the interest accrual period for the first Distribution Date is expected to be approximately 0.38848% per annum.

The pass-through rate for the Class 2-X Certificates for the interest accrual period for any Distribution Date will be a per annum rate equal to the excess of (a) the weighted average of the net mortgage rates of the Non-Discount mortgage loans in loan group 2, weighted on the basis of the Stated Principal Balances thereof as of the Due Date in the preceding calendar month (after giving effect to prepayments received in the Prepayment Period related to such prior Due Date), over (b) 6.50%. The pass-through rate for the Class 2-X Certificates for the interest accrual period for the first Distribution Date is expected to be approximately 0.54796% per annum.

Subordinated Certificates

The pass-through rate for each class of subordinated certificates for the interest accrual period for any Distribution Date will be a per annum rate (subject to a floor of 0.00% and a cap of 6.50%) equal to the sum of:

•
6.00% multiplied by an amount equal to the loan group 1 principal balance as of the Due Date in the month preceding the calendar month of that Distribution Date (after giving effect to prepayments received in the prepayment period related to such prior Due Date) minus the aggregate of the Class Certificate Balances of the group 1 senior certificates immediately prior to that Distribution Date,

•
6.50% multiplied by an amount equal to the loan group 2 principal balance as of the Due Date in the month preceding the calendar month of that Distribution Date (after giving effect to prepayments received in the prepayment period related to such prior due date) minus the aggregate of the Class Certificate Balances of the group 2 senior certificates immediately prior to that Distribution Date, divided by the aggregate Class Certificate Balance of the subordinated certificates immediately prior to that Distribution Date. The pass-through rate for each class of subordinated certificates for the interest accrual period for the first Distribution Date is expected to be approximately 6.23395% per annum.

The Class PO Certificates are principal only certificates and will not bear interest.

Interest Entitlement. With respect to each Distribution Date for all of the interest-bearing certificates, the interest accrual period will be the calendar month preceding the month of the Distribution Date. Each interest accrual period will be deemed to consist of 30 days. Interest will be calculated and payable on the basis of a 360-day year divided into twelve 30-day months.

On each Distribution Date, to the extent of funds available therefor, each interest-bearing class of certificates will be entitled to receive an amount allocable to interest for the related interest accrual period. This “interest entitlement” for any interest-bearing class will be equal to the sum of:

•	interest at the applicable pass-through rate on the related Class Certificate Balance or notional amount, as the case may be, immediately prior to that Distribution Date; and

•
the sum of the amounts, if any, by which the amount described in the immediately preceding bullet point on each prior Distribution Date exceeded the amount actually distributed as interest on the prior Distribution Dates and not subsequently distributed (which are called unpaid interest amounts).

Allocation of Net Interest Shortfalls

The interest entitlement described above for each class of senior and subordinated certificates for any Distribution Date will be reduced by the amount of Net Interest Shortfalls for that Distribution Date experienced by (a) the related loan group, with respect to the interest-bearing senior certificates and (b) each of the loan groups, with respect to the subordinated certificates. With respect to any Distribution Date and loan group, the “Net Interest Shortfall” is equal to the sum of:

•	any net prepayment interest shortfalls for that loan group and Distribution Date, and

•	the amount of interest that would otherwise have been received with respect to any mortgage loan in that loan group that was the subject of a Relief Act Reduction or a Debt Service Reduction.

With respect to any Distribution Date, a “net prepayment interest shortfall” for each loan group is the amount by which the aggregate of the prepayment interest shortfalls for that loan group and Distribution Date exceeds the sum of (x) the Compensating Interest for that loan group and Distribution Date and (y) the excess, if any, of the Compensating Interest for each other loan group over the prepayment interest shortfalls for that loan group.

A “prepayment interest shortfall” is the amount by which interest paid by a borrower in connection with a prepayment of principal on a mortgage loan during the portion of the related Prepayment Period occurring in the calendar month preceding the month of the Distribution Date is less than one month’s interest at the related mortgage rate less the master servicing fee rate on the Stated Principal Balance of the mortgage loan.

A “Relief Act Reduction” is a reduction in the amount of the monthly interest payment on a mortgage loan pursuant to the Servicemembers Civil Relief Act or similar state laws. See “The Agreements—Certain Legal Aspects of the Loans — Servicemembers Civil Relief Act” in the prospectus.

A “Debt Service Reduction” is the modification of the terms of a mortgage loan in the course of a borrower’s bankruptcy proceeding, allowing for the reduction of the amount of the monthly payment on the related mortgage loan.

Net Interest Shortfalls for a loan group on any Distribution Date will be allocated pro rata among all interest-bearing classes of the related senior certificates and the subordinated certificates, based on the amount of interest each such class of certificates would otherwise be entitled to receive (or, in the case of the subordinated certificates, be deemed to be entitled to receive based on each such class’ share of the Assumed Balance, as described more fully below) on such Distribution Date, in each case before taking into account any reduction in such amounts from such Net Interest Shortfalls. On each Distribution Date, each outstanding class of Exchangeable Certificates will be allocated a proportionate share of the Net Interest Shortfalls allocated to the related classes of Depositable Certificates that have been deposited.

For purposes of allocating Net Interest Shortfalls for a loan group to the subordinated certificates on any Distribution Date, the amount of interest of each class of subordinated certificates would otherwise be deemed to be entitled to receive from Available Funds for that loan group on the Distribution Date will be equal to an amount of interest at the pass-through rate on a balance equal to that class’ pro rata share (based on their respective Class Certificate Balances) of the Assumed Balance for that Distribution Date. The “Assumed Balance” for a Distribution Date and loan group is equal to the Subordinated Percentage for that Distribution Date relating to that loan group of the aggregate of the applicable Non-PO Percentage of the Stated Principal Balance of each mortgage loan in such loan group as of the Due Date occurring in the month prior to the month of that Distribution Date (after giving effect to prepayments received in the Prepayment Period related to such Due Date); provided, however, on any Distribution Date after a Senior Termination Date, Net Interest Shortfalls will be allocated to the subordinated certificates based on the amount of interest each such class of certificates would otherwise be entitled to receive on that Distribution Date.

Each class’ pro rata share of the Net Interest Shortfalls will be based on the amount of interest the class otherwise would have been entitled to receive on the Distribution Date.

If on a particular Distribution Date, Available Funds for a loan group in the Certificate Account applied in the order described above under “— Priority of Distributions Among Certificates” are not sufficient to make a full distribution of the interest entitlement on the certificates related to that loan group, interest will be distributed on each class of certificates of equal priority, pro rata based on the amount of interest it would otherwise have been entitled to receive in the absence of the shortfall. Any unpaid interest amount will be carried forward and added to the amount holders of each class of certificates will be entitled to receive on the next Distribution Date. A shortfall could occur, for example, if losses realized on the mortgage loans in a loan group were exceptionally high or were concentrated in a particular month. Any unpaid interest amount so carried forward will not bear interest.

Principal

General. All payments and other amounts received in respect of principal of the mortgage loans in a loan group will be allocated as described under “—Priority of Distributions Among Certificates” between the related class of Class PO Certificates, on the one hand, and the related senior certificates (other than the related notional amount certificates and the related class of Class PO Certificates) and the subordinated certificates, on the other hand, in each case based on the applicable PO Percentage and the applicable Non-PO Percentage, respectively, of those amounts.

The Non-PO Percentage with respect to any mortgage loan in any loan group with a net mortgage rate less than the percentage indicated below (each a “Discount mortgage loan”) will be determined as follows:

Discount Mortgage Loans in Loan Group	Net Mortgage Rate for Mortgage Loan	Non-PO Percentage of Discount Mortgage Loan
1	Less than 6.00%	Net mortgage rate divided by 6.00%
2	Less than 6.50%	Net mortgage rate divided by 6.50%

The Non-PO Percentage with respect to any mortgage loan in any loan group with a net mortgage rate equal to or greater than the percentage indicated below (each a “Non-Discount mortgage loan”) will be 100%.

Non-Discount Mortgage Loans in Loan Group	Net Mortgage Rate for Mortgage Loan
1	Greater than or equal to 6.00%
2	Greater than or equal to 6.50%

The PO Percentage with respect to any Discount mortgage loan in any loan group will be equal to the amount described below:

Discount Mortgage Loans in Loan Group	PO Percentage of Discount Mortgage Loan
1	(6.00% — net mortgage rate) divided by 6.00%
2	(6.50% — net mortgage rate) divided by 6.50%

The PO Percentage with respect to any Non-Discount mortgage loan in any loan group will be 0%.

Non-PO Formula Principal Amount. On each Distribution Date, the Non-PO Formula Principal Amount for each loan group will be distributed as principal with respect to the related classes of senior certificates (other than the related class of Class PO Certificates and the notional amount certificates) in an amount up to the Senior Principal Distribution Amount for such loan group and as principal of the subordinated certificates, as a portion of the Subordinated Principal Distribution Amount.

The “Non-PO Formula Principal Amount” for any Distribution Date and loan group will equal the sum of:

(i)	the sum of the applicable Non-PO Percentage of

(a)	all monthly payments of principal due on each mortgage loan in that loan group on the related Due Date,

(b)
the principal portion of the purchase price of each mortgage loan in that loan group that was repurchased by a seller or another person pursuant to the pooling and servicing agreement as of that Distribution Date,

(c)	the Substitution Adjustment Amount in connection with any deleted mortgage loan in that loan group received with respect to that Distribution Date,

(d)
any insurance proceeds or liquidation proceeds allocable to recoveries of principal of mortgage loans in that loan group that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of that Distribution Date,

(e)
with respect to each mortgage loan in that loan group that became a Liquidated Mortgage Loan during the calendar month preceding the month of that Distribution Date, the amount of the liquidation proceeds allocable to principal received with respect to the mortgage loan, and

(f)	all partial and full principal prepayments by borrowers on the mortgage loans in that loan group received during the related Prepayment Period; and

(ii)
(A) any Subsequent Recoveries on the mortgage loans in that loan group received during the calendar month preceding the month of the Distribution Date, or (B) with respect to Subsequent Recoveries attributable to a Discount mortgage loan in that loan group which incurred a Realized Loss after the Senior Credit Support Depletion Date, the Non-PO Percentage of any Subsequent Recoveries received during the calendar month preceding the month of such Distribution Date; and

(iii)
with respect to loan group 1, on the first Distribution Date after the Funding Period, any amounts allocated to that loan group remaining in the Pre-funding Account and not allocated to the related class of Class PO Certificates.

Senior Principal Distribution Amount. On each Distribution Date, the Non-PO Formula Principal Amount related to each loan group, in each case up to the amount of the related Senior Principal Distribution Amount for the Distribution Date, will be distributed as principal to the following classes of senior certificates:

Distributions with respect to Loan Group 1

•	Sequentially:

(1) to the Class A-R Certificates, until its Class Certificate Balance is reduced to zero; and

(2) concurrently, to the Class 1-A-1, Class 1-A-2 and Class 1-A-3 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero.

Distributions with respect to Loan Group 2

•	concurrently, to the Class 2-A-1 and Class 2-A-2 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero.

The capitalized terms used herein have the following meanings:

“Due Date” means, with respect to a mortgage loan, the day of the calendar month on which scheduled payments are due on that mortgage loan. With respect to any Distribution Date, the related Due Date is the first day of the calendar month in which that Distribution Date occurs.

“Prepayment Period” means, with respect to any Distribution Date and related Due Date, the period from the sixteenth day of the calendar month immediately preceding the month in which the Distribution Date occurs (or in the case of the first Distribution Date, from September 1, 2007) through the fifteenth day of the calendar month in which the Distribution Date occurs.

The “Senior Principal Distribution Amount” for any Distribution Date and loan group will equal the sum of

•
the related Senior Percentage of the applicable Non-PO Percentage of all amounts described in subclauses (a) through (d) of clause (i) of the definition of Non-PO Formula Principal Amount for that loan group and Distribution Date,

•	for each mortgage loan in that loan group that became a Liquidated Mortgage Loan during the calendar month preceding the month of that Distribution Date, the lesser of

•	the related Senior Percentage of the applicable Non-PO Percentage of the Stated Principal Balance of the mortgage loan, and

•	the related Senior Prepayment Percentage of the applicable Non-PO Percentage of the amount of the liquidation proceeds allocable to principal received on the mortgage loan, and

•	the sum of

•
the related Senior Prepayment Percentage of the applicable Non-PO Percentage of amounts described in subclause (f) of clause (i) of the definition of Non-PO Formula Principal Amount for that loan group and Distribution Date, and

•	the related Senior Prepayment Percentage of any Subsequent Recoveries described in clause (ii) of the definition of Non-PO Formula Principal Amount for that Distribution Date, and

•	with respect to loan group 1, the amount, if any, on deposit in the Pre-funding Account at the end of the Funding Period not allocated to the related class of Class PO Certificates.

provided, however, that on any Distribution Date after a Senior Termination Date, the Senior Principal Distribution Amount for the remaining senior certificates will be calculated pursuant to the above formula based on all the mortgage loans in the mortgage pool, as opposed to the mortgage loans in the related loan group.

If on any Distribution Date the allocation to the class or classes of senior certificates (other than the related notional amount certificates and class of Class PO Certificates) then entitled to distributions of principal of full and partial principal prepayments and other amounts in the percentage required above would reduce the outstanding Class Certificate Balance of the class or classes below zero, the distribution to the class or classes of certificates of the related Senior Percentage and Senior Prepayment Percentage of those amounts for the Distribution Date will be limited to the percentage necessary to reduce the related Class Certificate Balance(s) to zero.

“Stated Principal Balance” means for any mortgage loan and Due Date, the unpaid principal balance of the mortgage loan as of that Due Date, as specified in its amortization schedule at that time (before any adjustment to the amortization schedule for any moratorium or similar waiver or grace period), after giving effect to:

•	the payment of principal due on the Due Date and irrespective of any delinquency in payment by the related borrower;

•	liquidation proceeds received through the end of the prior calendar month and allocable to principal;

•	prepayments of principal received through the last day of the related Prepayment Period; and

•	any Deficient Valuation previously applied to reduce the unpaid principal balance of the mortgage loan.

“Deficient Valuation” means for any mortgage loan, a valuation by a court of competent jurisdiction of the mortgaged property in an amount less than the then-outstanding indebtedness under such mortgage loan, or any reduction in the amount of principal to be paid in connection with any scheduled payment that results in a permanent forgiveness of principal, which valuation or reduction results from an order of such court which is final and non-appealable in a proceeding under the federal bankruptcy code.

The “pool principal balance” equals the aggregate of the Stated Principal Balances of the mortgage loans.

The “loan group principal balance” with respect to any loan group equals the aggregate Stated Principal Balances of the mortgage loans in that loan group.

The “Senior Percentage” of a senior certificate group and Distribution Date is the percentage equivalent of a fraction, not to exceed 100%, the numerator of which is the aggregate Class Certificate Balance of the senior certificates of such senior certificate group (other than the related class of Class PO Certificates and the notional amount certificates) immediately before the Distribution Date and the denominator of which is the aggregate of the applicable Non-PO Percentage of the Stated Principal Balance of each mortgage loan in the related loan group as of the Due Date in the month preceding the month of that Distribution Date (after giving effect to prepayments received in the Prepayment Period related to that preceding Due Date); provided, however, that on any Distribution Date after a Senior Termination Date, the Senior Percentage of the remaining senior certificate group is the percentage equivalent of a fraction, the numerator of which is the aggregate Class Certificate Balance of the senior certificates (other than the related class of Class PO Certificates and the notional amount certificates) of such remaining senior certificate group immediately prior to such date and the denominator of which is the aggregate of the Class Certificate Balances of all classes of senior and subordinated certificates (other than the Class PO Certificates and the notional amount certificates) immediately prior to such Distribution Date.

For any Distribution Date on and prior to a Senior Termination Date, the “Subordinated Percentage” for the portion of the subordinated certificates relating to a loan group will be calculated as the difference between 100% and the Senior Percentage of the senior certificate group relating to that loan group on such Distribution Date. After a Senior Termination Date, the Subordinated Percentage will represent the entire interest of the subordinated certificates in the mortgage pool and will be calculated as the difference between 100% and the Senior Percentage for such Distribution Date.

The “Senior Prepayment Percentage” of a senior certificate group for any Distribution Date occurring during the five years beginning on the first Distribution Date will equal 100%. Thereafter, each Senior Prepayment Percentage will be subject to gradual reduction as described in the following paragraphs. This disproportionate allocation of unscheduled payments of principal will have the effect of accelerating the amortization of the senior certificates (other than the related class of Class PO Certificates and the notional amount certificates) which receive these unscheduled payments of principal while, in the absence of Realized Losses, increasing the interest in the mortgage loans of the applicable loan group evidenced by the subordinated certificates. Increasing the respective interest of the subordinated certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinated certificates.

The “Subordinated Prepayment Percentage” for a loan group as of any Distribution Date will be calculated as the difference between 100% and the related Senior Prepayment Percentage.

The Senior Prepayment Percentage of a senior certificate group for any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date will be as follows:

•	for any Distribution Date in the first year thereafter, the related Senior Percentage plus 70% of the related Subordinated Percentage for the Distribution Date;

•	for any Distribution Date in the second year thereafter, the related Senior Percentage plus 60% of the related Subordinated Percentage for the Distribution Date;

•	for any Distribution Date in the third year thereafter, the related Senior Percentage plus 40% of the related Subordinated Percentage for the Distribution Date;

•	for any Distribution Date in the fourth year thereafter, the related Senior Percentage plus 20% of the related Subordinated Percentage for the Distribution Date; and

•	for any Distribution Date thereafter, the related Senior Percentage for the Distribution Date;

provided, however, that if on any Distribution Date the Senior Percentage of a senior certificate group exceeds the initial Senior Percentage of such senior certificate group, then the Senior Prepayment Percentage for each senior certificate group for that Distribution Date will equal 100%.

Notwithstanding the foregoing, no decrease in the Senior Prepayment Percentage for any loan group will occur unless both of the step down conditions listed below are satisfied with respect to each loan group:

•
the outstanding principal balance of all mortgage loans in a loan group delinquent 60 days or more (including mortgage loans in foreclosure, real estate owned by the issuing entity and mortgage loans the mortgagors of which are in bankruptcy) (averaged over the preceding six month period), as a percentage of (a) if such date is on or prior to a Senior Termination Date, the Subordinated Percentage for such loan group of the aggregate of the applicable Non-PO Percentage of the aggregate Stated Principal Balances of the mortgage loans in that loan group or (b) if such date is after a Senior Termination Date, the aggregate Class Certificate Balance of the subordinated certificates immediately prior to the Distribution Date, is less than 50%, and

•	cumulative Realized Losses on the mortgage loans in each loan group do not exceed

•
commencing with the Distribution Date on the fifth anniversary of the first Distribution Date, 30% of (i) if such date is on or prior to a Senior Termination Date, the Subordinated Percentage for that loan group of the aggregate of the applicable Non-PO Percentage of the Stated Principal Balances of the mortgage loans in that loan group, in each case as of the cut-off date or (ii) if such date is after a Senior Termination Date, the aggregate Class Certificate Balance of the subordinated certificates as of the closing date (in either case, the “original subordinate principal balance”),

•	commencing with the Distribution Date on the sixth anniversary of the first Distribution Date, 35% of the original subordinate principal balance,

•	commencing with the Distribution Date on the seventh anniversary of the first Distribution Date, 40% of the original subordinate principal balance,

•	commencing with the Distribution Date on the eighth anniversary of the first Distribution Date, 45% of the original subordinate principal balance, and

•	commencing with the Distribution Date on the ninth anniversary of the first Distribution Date, 50% of the original subordinate principal balance.

For purposes of calculating the delinquency rate, delinquencies with respect to the mortgage loans will be recognized in accordance with the MBA Method.

The “Senior Termination Date” for a senior certificate group is the date on which the aggregate Class Certificate Balance of the senior certificates of such senior certificate group (other than the related class of Class PO Certificates and notional amount certificates) is reduced to zero.

Cross-Collateralization due to Disproportionate Realized Losses in one Loan Group

If on any Distribution Date the aggregate Class Certificate Balance of the senior certificates of a senior certificate group, other than the related class of Class PO Certificates and related notional amount certificates, after giving effect to distributions to be made on that Distribution Date, is greater than the Non-PO Pool Balance for that loan group (any such group, an “Undercollateralized Group”), all amounts otherwise distributable as principal to the subordinated certificates (or, following the Senior Credit Support Depletion Date, the amounts described in the following sentence) will be distributed as principal to the senior certificates of that Undercollateralized Group, other than the related class of Class PO Certificates and related notional amount certificates, until the aggregate Class Certificate Balance of the senior certificates, other than the related class of Class PO Certificates and related notional amount certificates, of the Undercollateralized Group equals the Non-PO Pool Balance for that loan group (such distribution, an “Undercollateralization Distribution”). If the senior certificates, other than the related class of Class PO Certificates and related notional amount certificates, of a senior certificate group constitute an Undercollateralized Group on any Distribution Date following the Senior Credit Support Depletion Date, Undercollateralization Distributions will be made from the excess of the Available Funds from the other loan group remaining after all required amounts for that Distribution Date have been distributed to the senior certificates, other than the related class of Class PO Certificates and the related notional amount certificates, of that senior certificate group.

Accordingly, the subordinated certificates will not receive distributions of principal until the Undercollateralized Group is no longer undercollateralized.

The “Non-PO Pool Balance” for any loan group and Due Date is equal to the excess, if any, of (x) the aggregate Stated Principal Balance of all mortgage loans in the related loan group over (y) the sum of the PO Percentage of the Stated Principal Balance of each Discount mortgage loan in that loan group.

All distributions described in this “Cross-Collateralization due to Disproportionate Realized Losses in one Loan Group” section will be made in accordance with the priorities set forth under “Distributions on the Certificates — Principal — Senior Principal Distribution Amount” above and “— Subordinated Principal Distribution Amount” below.

Subordinated Principal Distribution Amount. On each Distribution Date and with respect to all loan groups, to the extent of Available Funds therefor, the Non-PO Formula Principal Amount for each loan group, up to the amount of the Subordinated Principal Distribution Amount for each loan group for the Distribution Date, will be distributed as principal of the subordinated certificates. Except as provided in the next paragraph, each class of subordinated certificates will be entitled to receive its pro rata share of the Subordinated Principal Distribution Amount from all loan groups (based on its respective Class Certificate Balance), in each case to the extent of the amount available from Available Funds from all loan groups for distribution of principal. Distributions of principal of the subordinated certificates will be made sequentially to the classes of subordinated certificates in the order of their distribution priorities, beginning with the Class M Certificates, until their respective Class Certificate Balances are reduced to zero.

With respect to each class of subordinated certificates (other than the class of subordinated certificates then outstanding with the highest priority of distribution), if on any Distribution Date the Applicable Credit Support Percentage is less than the Original Applicable Credit Support Percentage, no distribution of partial principal prepayments and principal prepayments in full from any loan group will be made to any of those classes (the “Restricted Classes”). The amount of partial principal prepayments and principal prepayments in full otherwise distributable to the Restricted Classes will be allocated among the remaining classes of subordinated certificates, pro rata, based upon their respective Class Certificate Balances and distributed in the sequential order described above.

For any Distribution Date and any class of subordinated certificates, the “Applicable Credit Support Percentage” is equal to the sum of the related Class Subordination Percentages of such class and all classes of subordinated certificates which have lower distribution priorities than such class.

For any Distribution Date and any class of subordinated certificates, the “Original Applicable Credit Support Percentage” is equal to the Applicable Credit Support Percentage for such class on the date of issuance of the certificates.

The “Class Subordination Percentage” with respect to any Distribution Date and a class of subordinated certificates, will equal the fraction (expressed as a percentage) the numerator of which is the Class Certificate Balance of that class of subordinated certificates immediately before the Distribution Date and the denominator of which is the aggregate Class Certificate Balance of all classes of senior and subordinated certificates (other than the notional amount certificates) immediately before the Distribution Date.

On the date of issuance of the certificates, the characteristics of the certificates listed below are expected to be as follows:

	Beneficial Interest in Issuing Entity	Initial Credit Enhancement Level	Original Applicable Credit Support Percentage
Senior Certificates	96.50%	3.50%	N/A
Class M	1.75%	1.75%	3.50%
Class B-1	0.70%	1.05%	1.75%
Class B-2	0.30%	0.75%	1.05%
Class B-3	0.40%	0.35%	0.75%
Class B-4	0.10%	0.25%	0.35%
Class B-5	0.25%	0.00%	0.25%

For purposes of calculating the Applicable Credit Support Percentages of the subordinated certificates, the Class M Certificates will be considered to have a lower numerical class designation and a higher distribution priority than each other class of subordinated certificates. Within the Class B Certificates, the distribution priorities are in numerical order.

The “Subordinated Principal Distribution Amount” for each loan group and any Distribution Date will equal

•	the sum of

•
the related Subordinated Percentage for that loan group of the applicable Non-PO Percentage of all amounts described in subclauses (a) through (d) of clause (i) of the definition of Non-PO Formula Principal Amount for that loan group and that Distribution Date,

•
for each mortgage loan in that loan group that became a Liquidated Mortgage Loan during the calendar month preceding the month of that Distribution Date, the applicable Non-PO Percentage of the remaining liquidation proceeds allocable to principal received on the mortgage loan, after application of the amounts pursuant to the second bulleted item of the definition of Senior Principal Distribution Amount up to the related Subordinated Percentage of the applicable Non-PO Percentage of the Stated Principal Balance of the mortgage loan,

•
the related Subordinated Prepayment Percentage for that loan group of the applicable Non-PO Percentage of the amounts described in subclause (f) of clause (i) of the definition of Non-PO Formula Principal Amount for that Distribution Date, and

•	the related Subordinated Prepayment Percentage of any Subsequent Recoveries described in clause (ii) of the definition of Non-PO Formula Principal Amount for that loan group and Distribution Date,

•	reduced by the amount of any payments in respect of related Class PO Deferred Amounts on the related Distribution Date.

On any Distribution Date after a Senior Termination Date, the Subordinated Principal Distribution Amount will not be calculated by loan group but will equal the amount calculated pursuant to the formula set forth above based on the applicable Subordinated Percentage or Subordinated Prepayment Percentage, as applicable, for the subordinated certificates for such Distribution Date with respect to all of the mortgage loans in the mortgage pool as opposed to the mortgage loans in the related loan group.

Class PO Principal Distribution Amount. On each Distribution Date, distributions of principal of each Class PO Certificates will be made in an amount equal to the lesser of (x) the related PO Formula Principal Amount for that Distribution Date and (y) the product of

•	Available Funds for that loan group remaining after distribution of interest on the senior certificates in the related senior certificate group, and

•
a fraction, the numerator of which is the related PO Formula Principal Amount and the denominator of which is the sum of that PO Formula Principal Amount and the related Senior Principal Distribution Amount.

If a Class PO Principal Distribution Amount on a Distribution Date is calculated as provided in clause (y) above, principal distributions to the related senior certificate group (other than the related notional amount certificates and the related class of Class PO Certificates) will be in an amount equal to the product of Available Funds for that loan group remaining after distribution of interest on the related senior certificate group and a fraction, the numerator of which is the related Senior Principal Distribution Amount and the denominator of which is the sum of that Senior Principal Distribution Amount and the related PO Formula Principal Amount.

The “PO Formula Principal Amount” for any Distribution Date and each Class PO Certificates will equal the sum of

•	the sum of the applicable PO Percentage of:

•	all monthly payments of principal due on each mortgage loan in the related loan group on the related Due Date,

•
the principal portion of the purchase price of each mortgage loan in that loan group that was repurchased by the related seller or another person pursuant to the pooling and servicing agreement as of that Distribution Date,

•	the Substitution Adjustment Amount in connection with any deleted mortgage loan in that loan group received for that Distribution Date,

•
any insurance proceeds or liquidation proceeds allocable to recoveries of principal of mortgage loans in that loan group that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of that Distribution Date,

•
for each mortgage loan in that loan group that became a Liquidated Mortgage Loan during the calendar month preceding the month of that Distribution Date, the amount of liquidation proceeds allocable to principal received on the mortgage loan,

•	all partial and full principal prepayments by borrowers on the mortgage loans in that loan group received during the related Prepayment Period;

•
with respect to Subsequent Recoveries attributable to a Discount mortgage loan in the related loan group which incurred a Realized Loss on any mortgage loan after the Senior Credit Support Depletion Date, the PO Percentage of any Subsequent Recoveries received during the calendar month preceding the month of such Distribution Date; and

•	with respect to loan group 1, the amount, if any, on deposit in the Pre-funding Account at the end of the Funding Period that is allocable to the related class of Class PO Certificates.

On the first Distribution Date following the end of the Funding Period, the Class 1-PO Certificates will receive a prepayment in the amount equal to the excess of (x) the PO Sublimit over (y) the aggregate of the Class PO Percentage of the Stated Principal Balance of the Supplemental Mortgage Loans included in loan group 1 during the Funding Period. The “PO Sublimit” is a portion of the amount deposited in the Pre-funding Account which is equal to $240,627.

Residual Certificates. The Class A-R Certificates will remain outstanding for so long as the issuing entity shall exist, whether or not the Class A-R Certificates are receiving current distributions of principal or interest. In addition to distributions of interest and principal as described above, on each Distribution Date, the holders of the Class A-R Certificates will be entitled to receive certain amounts as described in the pooling and servicing agreement and any Available Funds for any loan group remaining after payment of interest on and principal of the senior certificates and Class PO Deferred Amounts on the related class of Class PO Certificates and interest on and principal of the subordinated certificates, as described above. It is not anticipated that there will be any significant amounts remaining for that distribution.

Allocation of Realized Losses

On each Distribution Date, the applicable PO Percentage of any Realized Loss on a Discount mortgage loan in a loan group will be allocated to the related class of Class PO Certificates until the Class Certificate Balance thereof is reduced to zero. The amount of any Realized Loss allocated to the related class of Class PO Certificates, on or before the Senior Credit Support Depletion Date will be treated as a Class PO Deferred Amount. To the extent funds are available on the Distribution Date or on any future Distribution Date from amounts that would otherwise be allocable from Available Funds of both the loan groups for the Subordinated Principal Distribution Amount, Class PO Deferred Amounts will be paid on the related class of Class PO Certificates before distributions of principal on the subordinated certificates. Any distribution of Available Funds in a loan group in respect of unpaid Class PO Deferred Amounts will not further reduce the Class Certificate Balance of the related class of Class PO Certificates. The Class PO Deferred Amounts will not bear interest. The Class Certificate Balance of the class of subordinated certificates then outstanding with the lowest distribution priority will be reduced by the amount of any payments in respect of Class PO Deferred Amounts. After the Senior Credit Support Depletion Date, no new Class PO Deferred Amounts will be created.

For purposes of allocating losses to the subordinated certificates, the Class M Certificates will be considered to have a lower numerical class designation and a higher distribution priority than each other class of subordinated certificates. Within the Class B Certificates, the distribution priorities are in numerical order.

The Senior Credit Support Depletion Date is the date on which the Class Certificate Balance of each class of subordinated certificates has been reduced to zero.

On each Distribution Date, the applicable Non-PO Percentage of any Realized Loss on the mortgage loans in a loan group will be allocated:

•
first, to the subordinated certificates, in the reverse order of their priority of distribution (beginning with the class of subordinated certificates then outstanding with the lowest distribution priority), in each case until the Class Certificate Balance of the respective class of certificates has been reduced to zero, and

•
second, to senior certificates of the related senior certificate group (other than the related class of Class PO Certificates and the notional amount certificates), concurrently, based upon their respective Class Certificate Balances, except that any (i) Realized Losses on the mortgage loans in loan group 1 that would otherwise be allocated to the Class 1-A-1 Certificates will instead be allocated to the Class 1-A-3 Certificates, until its Class Certificate Balance is reduced to zero, and (ii) Realized Losses on the mortgage loans in loan group 2 that would otherwise be allocated to the Class 2-A-1 Certificates will instead be allocated to the Class 2-A-2 Certificates, until its Class Certificate Balance is reduced to zero.

Because principal distributions are paid to some classes of certificates (other than the Class PO Certificates and the notional amount certificates) before other classes of certificates, holders of the certificates that are entitled to receive principal later bear a greater risk of being allocated Realized Losses on the mortgage loans than holders of classes that are entitled to receive principal earlier.

In general, a “Realized Loss” means, for a Liquidated Mortgage Loan, the amount by which the remaining unpaid principal balance of the mortgage loan exceeds the amount of liquidation proceeds applied to the principal balance of the related mortgage loan. See “Credit Enhancement — Subordination” in this free writing prospectus and in the prospectus.

A “Liquidated Mortgage Loan” is a defaulted mortgage loan as to which the master servicer has determined that all recoverable liquidation and insurance proceeds have been received.

“Subsequent Recoveries” are unexpected recoveries, net of reimbursable expenses, with respect to a Liquidated Mortgage Loan that resulted in a Realized Loss in a month prior to the month of receipt of such recoveries.

Annex A

The Mortgage Pool

The following information sets forth certain characteristics of the Initial Mortgage Loans in loan group 1 and loan group 2 as of the initial cut-off date. Other than with respect to rates of interest, percentages (approximate) are stated in each case by aggregate Stated Principal Balance of the Initial Mortgage Loans in loan group 1 and loan group 2 as of the initial cut-off date. Due to rounding, the sum in any column of the following tables may not equal the indicated value. The FICO Credit Scores referenced in this Annex A with respect to substantially all of the Initial Mortgage Loans were obtained from one or more credit reporting agencies in connection with the origination of such mortgage loan.

Loan Group 1

Mortgage Rates(1)

Mortgage Rate (%)	Number of Initial Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Initial Mortgage Loans in Loan Group 1	Average Principal Balance Outstanding ($)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
5.500	1	$598,912.00	0.32%	598,912.00	360	725	79.33
5.625	1	497,930.56	0.26	497,930.56	358	803	75.61
5.750	9	5,427,842.00	2.87	603,093.56	358	742	72.11
5.875	11	7,224,086.82	3.82	656,735.17	348	743	72.14
5.950	1	570,266.76	0.30	570,266.76	357	716	80.00
6.000	11	6,374,906.45	3.37	579,536.95	342	760	75.56
6.125	19	10,575,307.23	5.59	556,595.12	337	741	73.75
6.250	27	18,227,698.06	9.64	675,099.93	357	749	70.28
6.375	39	24,990,618.68	13.22	640,785.09	353	744	74.20
6.500	52	33,163,975.33	17.54	637,768.76	357	753	74.58
6.625	55	35,236,843.33	18.64	640,669.88	353	751	72.45
6.750	45	27,104,228.25	14.34	602,316.18	360	753	74.91
6.875	29	15,714,412.78	8.31	541,876.30	360	745	76.11
7.000	5	1,130,314.75	0.60	226,062.95	359	753	72.28
7.125	2	1,126,000.00	0.60	563,000.00	360	796	60.62
7.250	1	560,000.00	0.30	560,000.00	360	660	80.00
7.375	1	500,000.00	0.26	500,000.00	360	738	76.92
Total	309	$189,023,343.00	100.00%
__________
(1)
The lender acquired mortgage insurance Initial Mortgage Loans are shown in the preceding table at the mortgage rates net of the interest premium charge by the related lenders. As of the initial cut-off date, the weighted average mortgage rate of the Initial Mortgage Loans in loan group 1 (net of such premiums) was approximately 6.471% per annum. Without the adjustment, the weighted average mortgage rate of the Initial Mortgage Loans in loan group 1 was approximately 6.472% per annum.

Current Mortgage Loan Principal Balances(1)

Range of Current Mortgage Loan Principal Balances ($)	Number of Initial Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Initial Mortgage Loans in Loan Group 1	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
100,000.01 - 150,000.00	3	$413,960.46	0.22%	137,986.82	6.920	359	719	78.37
150,000.01 - 200,000.00	9	1,633,924.51	0.86	181,547.17	6.630	358	719	77.88
200,000.01 - 250,000.00	5	1,182,485.96	0.63	236,497.19	6.404	357	690	76.51
250,000.01 - 300,000.00	6	1,640,810.77	0.87	273,468.46	6.357	350	739	79.70
300,000.01 - 350,000.00	3	972,924.48	0.51	324,308.16	6.878	359	760	80.00
350,000.01 - 400,000.00	1	370,550.40	0.20	370,550.40	6.125	356	705	80.00
400,000.01 - 450,000.00	23	9,928,606.47	5.25	431,678.54	6.320	359	742	71.80
450,000.01 - 500,000.00	69	32,970,873.12	17.44	477,838.74	6.478	354	745	75.26
500,000.01 - 550,000.00	39	20,595,317.35	10.90	528,085.06	6.477	353	751	74.91
550,000.01 - 600,000.00	35	20,175,389.44	10.67	576,439.70	6.432	356	760	74.93
600,000.01 - 650,000.00	32	19,953,480.26	10.56	623,546.26	6.567	356	765	75.54
650,000.01 - 700,000.00	11	7,476,307.00	3.96	679,664.27	6.634	360	737	71.79
700,000.01 - 750,000.00	15	10,809,760.01	5.72	720,650.67	6.409	342	733	75.04
750,000.01 - 1,000,000.00	40	34,164,520.26	18.07	854,113.01	6.547	354	747	74.36
1,000,000.01 - 1,500,000.00	10	12,256,172.46	6.48	1,225,617.25	6.406	359	756	67.65
1,500,000.01 - 2,000,000.00	7	11,978,260.05	6.34	1,711,180.01	6.382	358	748	65.19
2,000,000.01 and Above	1	2,500,000.00	1.32	2,500,000.00	5.875	360	771	73.53
Total	309	$189,023,343.00	100.00%
__________
(1)	As of the initial cut-off date, the average current mortgage loan principal balance of the Initial Mortgage Loans in loan group 1 was approximately $611,726.

FICO Credit Scores(1)

Range of FICO Credit Scores	Number of Initial Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Initial Mortgage Loans in Loan Group 1	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
660 - 679	14	$5,769,433.13	3.05%	412,102.37	6.618	359	668	79.60
680 - 699	18	9,243,583.21	4.89	513,532.40	6.461	348	689	74.67
700 - 719	42	26,593,841.26	14.07	633,186.70	6.433	356	710	73.55
720 and Above	235	147,416,485.40	77.99	627,304.19	6.474	355	763	73.40
Total	309	$189,023,343.00	100.00%
_________
(1)	As of the initial cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Initial Mortgage Loans in loan group 1 was approximately 749.

Original Loan-to-Value Ratios(1)(2)

Range of Original Loan-to-Value Ratios (%)	Number of Initial Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Initial Mortgage Loans in Loan Group 1	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
50.00 and Below	16	$10,170,160.00	5.38%	635,635.00	6.495	345	761	42.53
50.01 - 55.00	8	5,779,925.00	3.06	722,490.63	6.484	360	770	52.14
55.01 - 60.00	11	6,467,367.58	3.42	587,942.51	6.360	321	748	58.29
60.01 - 65.00	15	11,342,565.81	6.00	756,171.05	6.379	352	739	62.91
65.01 - 70.00	21	16,464,522.60	8.71	784,024.89	6.502	350	745	68.21
70.01 - 75.00	32	23,076,508.86	12.21	721,140.90	6.420	357	747	73.38
75.01 - 80.00	195	111,973,143.21	59.24	574,221.25	6.487	358	750	79.75
85.01 - 90.00	1	486,056.45	0.26	486,056.45	6.625	360	772	88.37
90.01 - 95.00	4	1,938,235.00	1.03	484,558.75	6.718	360	720	94.78
95.01 - 100.00	6	1,324,858.49	0.70	220,809.75	6.424	358	724	97.51
Total	309	$189,023,343.00	100.00%
_________
(1)	As of the initial cut-off date, the weighted average original Loan-to-Value Ratio of the Initial Mortgage Loans in loan group 1 was approximately 73.68%.
(2)	Does not take into account any secondary financing on the mortgage loans that may exist at the time of origination.

Original Combined Loan-to-Value Ratios(1)(2)

Range of Original Combined Loan-to-Value Ratios (%)	Number of Initial Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Initial Mortgage Loans in Loan Group 1	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
50.00 and Below	15	$9,170,160.00	4.85%	611,344.00	6.495	343	762	42.53
50.01 - 55.00	7	5,279,925.00	2.79	754,275.00	6.471	360	768	52.22
55.01 - 60.00	8	4,331,367.58	2.29	541,420.95	6.295	301	745	58.33
60.01 - 65.00	11	7,321,065.81	3.87	665,551.44	6.534	350	744	61.89
65.01 - 70.00	21	16,474,522.60	8.72	784,501.08	6.509	350	745	67.68
70.01 - 75.00	29	22,095,434.87	11.69	761,911.55	6.432	357	747	71.90
75.01 - 80.00	94	56,798,686.56	30.05	604,241.35	6.480	358	750	78.88
80.01 - 85.00	10	7,144,221.55	3.78	714,422.16	6.370	358	761	75.38
85.01 - 90.00	62	36,142,040.93	19.12	582,936.14	6.504	357	751	78.91
90.01 - 95.00	25	13,299,870.82	7.04	531,994.83	6.460	358	745	81.22
95.01 - 100.00	27	10,966,047.28	5.80	406,149.90	6.442	358	731	82.11
Total	309	$189,023,343.00	100.00%
_________
(1)	As of the initial cut-off date, the weighted average original Combined Loan-to-Value Ratio of the Initial Mortgage Loans in loan group 1 was approximately 78.38%.
(2)	Takes into account any secondary financing on the mortgage loans that may exist at the time of origination.

Geographic Distribution of Mortgaged Properties(1)

Geographic Area	Number of Initial Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Initial Mortgage Loans in Loan Group 1	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
California	137	$83,154,311.14	43.99%	606,965.77	6.425	353	748	73.56
Virginia	15	11,039,150.00	5.84	735,943.33	6.386	360	762	76.98
Arizona	13	8,508,628.25	4.50	654,509.87	6.489	359	757	73.15
Colorado	10	7,057,226.09	3.73	705,722.61	6.542	344	759	74.45
Florida	16	6,522,099.58	3.45	407,631.22	6.605	359	731	74.12
Minnesota	9	6,377,506.44	3.37	708,611.83	6.330	358	764	69.60
New York	12	5,722,172.44	3.03	476,847.70	6.614	349	735	73.22
Washington	9	5,367,154.31	2.84	596,350.48	6.622	359	743	73.45
Maryland	8	5,107,517.68	2.70	638,439.71	6.633	360	748	75.40
New Jersey	5	5,021,703.19	2.66	1,004,340.64	6.591	358	732	69.25
Utah	5	4,563,185.00	2.41	912,637.00	6.507	339	736	73.26
Texas	8	4,460,542.00	2.36	557,567.75	6.418	360	719	77.55
Massachusetts	8	4,396,185.96	2.33	549,523.25	6.645	341	764	72.05
Hawaii	5	3,887,886.65	2.06	777,577.33	6.388	360	743	73.84
Other(less than 2%)	49	27,838,074.27	14.73	568,123.96	6.504	359	757	73.82
Total	309	$189,023,343.00	100.00%
_________
(1)
The Other row in the preceding table includes 21 other states and the District of Columbia with under 2% concentrations individually. As of the initial cut-off date, no more than approximately 1.800% of the Initial Mortgage Loans in loan group 1 were secured by mortgaged properties located in any one postal zip code area.

Purpose of Mortgage Loans

Loan Purpose	Number of Initial Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Initial Mortgage Loans in Loan Group 1	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Purchase	197	$116,597,640.06	61.68%	591,866.19	6.468	359	752	76.17
Refinance (Rate/Term)	74	50,776,517.72	26.86	686,169.16	6.466	348	744	69.51
Refinance (Cash-Out)	38	21,649,185.22	11.45	569,715.40	6.509	346	744	70.00
Total	309	$189,023,343.00	100.00%

Types of Mortgaged Properties

Property Type	Number of Initial Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Initial Mortgage Loans in Loan Group 1	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Low-Rise Condominium	29	$12,963,999.82	6.86%	447,034.48	6.310	358	748	78.99
Single Family Residence	164	100,463,714.87	53.15	612,583.63	6.535	354	747	72.65
2-4 Family Residence	3	1,930,266.76	1.02	643,422.25	6.556	359	725	78.29
Planned Unit Development	111	73,074,271.77	38.66	658,326.77	6.417	355	753	74.22
CondoHotel	1	131,089.78	0.07	131,089.78	6.875	359	689	80.00
Cooperative	1	460,000.00	0.24	460,000.00	5.750	360	748	40.00
Total	309	$189,023,343.00	100.00%

Occupancy Types(1)

Occupancy Type	Number of Initial Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Initial Mortgage Loans in Loan Group 1	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Primary Residence	294	$180,220,458.29	95.34%	612,994.76	6.468	354	749	73.83
Secondary Residence	15	8,802,884.71	4.66	586,858.98	6.566	359	754	70.42
Total	309	$189,023,343.00	100.00%
___________
(1)	Based upon representations of the related borrowers at the time of origination.

Remaining Terms to Maturity(1)

Remaining Term to Maturity (Months)	Number of Initial Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Initial Mortgage Loans in Loan Group 1	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)	Weighted Average Original Term to Maturity (Months)
360	208	$129,405,609.67	68.46%	622,142.35	6.553	752	73.38	360
359	22	12,883,153.65	6.82	585,597.89	6.486	744	76.39	360
358	19	9,173,186.71	4.85	482,799.30	6.349	755	77.89	360
357	22	13,286,612.64	7.03	603,936.94	6.237	743	77.20	360
356	12	7,863,019.33	4.16	655,251.61	6.213	753	72.44	360
355	6	4,175,594.69	2.21	695,932.45	6.173	720	72.54	360
354	3	2,346,200.00	1.24	782,066.67	5.838	713	71.06	360
353	1	496,000.00	0.26	496,000.00	6.250	726	80.00	360
352	1	474,125.60	0.25	474,125.60	6.000	742	73.54	360
350	1	717,152.13	0.38	717,152.13	6.250	711	80.00	360
349	1	488,249.46	0.26	488,249.46	6.625	750	80.00	360
348	1	546,319.75	0.29	546,319.75	6.750	731	80.00	360
308	1	279,373.69	0.15	279,373.69	5.875	755	55.17	360
240	4	2,561,841.80	1.36	640,460.45	6.489	714	71.20	240
238	5	3,245,473.50	1.72	649,094.70	6.137	771	54.07	240
235	1	561,812.27	0.30	561,812.27	6.625	737	80.00	240
231	1	519,618.11	0.27	519,618.11	6.125	766	66.25	240
Total	309	$189,023,343.00	100.00%
____________
(1)	As of the initial cut-off date, the weighted average remaining term to maturity of the Initial Mortgage Loans in loan group 1 was approximately 355 months.

Interest-Only Periods at Origination

Interest-Only Period (Months)	Number of Initial Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Initial Mortgage Loans in Loan Group 1	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
0	221	$132,666,967.48	70.19%	600,303.02	6.520	353	750	72.99
120	83	54,571,687.84	28.87	657,490.21	6.371	359	747	75.13
180	5	1,784,687.68	0.94	356,937.54	6.012	356	736	79.99
Total	309	$189,023,343.00	100.00%

Prepayment Charge Periods at Origination

Prepayment Charge Period (Months)	Number of Initial Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Initial Mortgage Loans in Loan Group 1	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
0	291	$178,234,104.79	94.29%	612,488.33	6.462	354	750	73.97
36	3	2,609,500.00	1.38	869,833.33	5.879	354	715	71.97
60	15	8,179,738.21	4.33	545,315.88	6.885	359	750	67.80
Total	309	$189,023,343.00	100.00%

Loan Group 2

Mortgage Rates(1)

Mortgage Rate (%)	Number of Initial Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Initial Mortgage Loans in Loan Group 2	Average Principal Balance Outstanding ($)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
6.625	2	$998,300.00	0.52%	499,150.00	359	762	70.59
6.750	30	18,853,395.15	9.75	628,446.51	355	748	77.23
6.875	58	37,327,859.13	19.29	643,583.78	358	748	75.21
7.000	37	25,245,280.78	13.05	682,304.89	358	744	72.80
7.125	40	24,703,089.27	12.77	617,577.23	360	750	74.14
7.250	33	19,643,986.76	10.15	595,272.33	360	732	74.35
7.375	35	20,149,301.62	10.41	575,694.33	360	747	75.04
7.500	23	14,154,652.09	7.32	615,419.66	360	745	76.55
7.625	7	4,690,700.00	2.42	670,100.00	360	738	68.07
7.750	15	8,588,401.76	4.44	572,560.12	360	747	75.70
7.875	11	6,480,177.61	3.35	589,107.06	360	741	70.91
8.000	5	3,331,435.93	1.72	666,287.19	358	738	75.52
8.125	2	1,873,417.59	0.97	936,708.80	354	731	76.80
8.250	2	1,689,975.00	0.87	844,987.50	360	736	77.39
8.375	3	1,877,419.00	0.97	625,806.33	360	744	70.27
8.500	3	2,138,600.00	1.11	712,866.67	360	748	80.00
8.750	2	1,718,750.00	0.89	859,375.00	360	728	77.33
Total	308	$193,464,741.69	100.00%
__________
(1)
The lender acquired mortgage insurance mortgage loans are shown in the preceding table at the mortgage rates net of the interest premium charge by the related lenders. As of the initial cut-off date, the weighted average mortgage rate of the Initial Mortgage Loans in loan group 2 (net of such premiums) was approximately 7.229% per annum. Without the adjustment, the weighted average mortgage rate of the Initial Mortgage Loans in loan group 2 was approximately 7.230% per annum.

Current Mortgage Loan Principal Balances(1)

Range of Current Mortgage Loan Principal Balances ($)	Number of Initial Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Initial Mortgage Loans in Loan Group 2	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
400,000.01 - 450,000.00	17	$7,400,408.75	3.83%	435,318.16	7.140	359	723	79.87
450,000.01 - 500,000.00	62	29,508,207.60	15.25	475,938.83	7.254	359	742	74.54
500,000.01 - 550,000.00	47	24,841,584.15	12.84	528,544.34	7.203	360	750	73.77
550,000.01 - 600,000.00	50	29,011,712.79	15.00	580,234.26	7.178	357	744	75.09
600,000.01 - 650,000.00	43	26,987,735.39	13.95	627,621.75	7.221	357	741	77.10
650,000.01 - 700,000.00	26	17,710,886.59	9.15	681,187.95	7.336	359	746	75.37
700,000.01 - 750,000.00	13	9,479,952.52	4.90	729,227.12	7.191	360	764	73.88
750,000.01 - 1,000,000.00	41	36,062,503.90	18.64	879,573.27	7.272	360	749	73.55
1,000,000.01 - 1,500,000.00	7	9,345,750.00	4.83	1,335,107.14	7.160	360	743	71.19
1,500,000.01 - 2,000,000.00	2	3,116,000.00	1.61	1,558,000.00	7.240	359	708	69.08
Total	308	$193,464,741.69	100.00%
__________
(1)	As of the initial cut-off date, the average current mortgage loan principal balance of the Initial Mortgage Loans in loan group 2 was approximately $628,132.

FICO Credit Scores(1)

Range of FICO Credit Scores	Number of Initial Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Initial Mortgage Loans in Loan Group 2	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
660 - 679	16	$9,246,860.46	4.78%	577,928.78	7.185	357	668	78.47
680 - 699	16	9,570,666.85	4.95	598,166.68	7.090	359	690	77.74
700 - 719	58	37,226,794.45	19.24	641,841.28	7.353	360	709	76.97
720 and Above	218	137,420,419.93	71.03	630,368.90	7.209	359	763	73.61
Total	308	$193,464,741.69	100.00%
_________
(1)	As of the initial cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Initial Mortgage Loans in loan group 2 was approximately 745.

Original Loan-to-Value Ratios(1)(2)

Range of Original Loan-to-Value Ratios (%)	Number of Initial Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Initial Mortgage Loans in Loan Group 2	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
50.00 and Below	14	$9,503,594.66	4.91%	678,828.19	7.179	360	768	43.72
50.01 - 55.00	7	4,360,719.00	2.25	622,959.86	7.632	360	763	53.03
55.01 - 60.00	8	6,080,500.00	3.14	760,062.50	7.165	360	738	57.35
60.01 - 65.00	16	9,281,869.16	4.80	580,116.82	7.120	359	754	63.13
65.01 - 70.00	24	14,937,835.73	7.72	622,409.82	7.184	360	754	67.84
70.01 - 75.00	28	20,423,379.94	10.56	729,406.43	7.308	360	752	73.25
75.01 - 80.00	200	123,021,380.83	63.59	615,106.90	7.223	358	741	79.80
80.01 - 85.00	2	1,041,212.00	0.54	520,606.00	7.563	334	712	83.98
85.01 - 90.00	1	445,500.00	0.23	445,500.00	7.375	360	800	90.00
90.01 - 95.00	8	4,368,750.37	2.26	546,093.80	7.148	360	712	94.86
Total	308	$193,464,741.69	100.00%
_________
(1)	As of the initial cut-off date, the weighted average original Loan-to-Value Ratio of the Initial Mortgage Loans in loan group 2 was approximately 74.69%.
(2)	Does not take into account any secondary financing on the mortgage loans that may exist at the time of origination.

Original Combined Loan-to-Value Ratios(1)(2)

Range of Original Combined Loan-to-Value Ratios (%)	Number of Initial Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Initial Mortgage Loans in Loan Group 2	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
50.00 and Below	14	$9,503,594.66	4.91%	678,828.19	7.179	360	768	43.72
50.01 - 55.00	7	4,360,719.00	2.25	622,959.86	7.632	360	763	53.03
55.01 - 60.00	8	6,080,500.00	3.14	760,062.50	7.165	360	738	57.35
60.01 - 65.00	13	6,656,869.16	3.44	512,066.86	7.174	359	747	63.58
65.01 - 70.00	20	12,286,335.73	6.35	614,316.79	7.153	360	755	67.60
70.01 - 75.00	22	15,546,379.94	8.04	706,653.63	7.191	360	749	73.34
75.01 - 80.00	113	73,037,190.59	37.75	646,346.82	7.169	357	744	79.21
80.01 - 85.00	4	2,409,300.00	1.25	602,325.00	7.609	360	745	78.49
85.01 - 90.00	59	36,237,202.56	18.73	614,189.87	7.290	360	743	78.24
90.01 - 95.00	30	17,749,891.30	9.17	591,663.04	7.342	358	732	83.66
95.01 - 100.00	18	9,596,758.75	4.96	533,153.26	7.274	360	732	79.88
Total	308	$193,464,741.69	100.00%
_________
(1)	As of the initial cut-off date, the weighted average original Combined Loan-to-Value Ratio of the Initial Mortgage Loans in loan group 2 was approximately 79.06%.
(2)	Takes into account any secondary financing on the mortgage loans that may exist at the time of origination.

Geographic Distribution of Mortgaged Properties(1)

Geographic Area	Number of Initial Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Initial Mortgage Loans in Loan Group 2	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
California	94	$56,764,822.23	29.34%	603,881.09	7.082	359	750	72.73
New York	22	14,122,064.61	7.30	641,912.03	7.276	360	750	76.97
Florida	21	12,493,253.21	6.46	594,916.82	7.231	359	744	72.31
Virginia	20	11,234,603.41	5.81	561,730.17	7.249	360	748	75.77
Maryland	17	9,688,149.29	5.01	569,891.13	7.206	360	742	74.70
New Jersey	14	8,640,947.00	4.47	617,210.50	7.325	357	721	77.47
Texas	8	6,274,908.34	3.24	784,363.54	7.069	359	741	74.61
Illinois	10	5,913,235.00	3.06	591,323.50	7.559	360	761	78.97
Arizona	8	5,691,002.36	2.94	711,375.30	7.317	358	748	77.93
Washington	8	5,387,739.68	2.78	673,467.46	7.185	359	721	75.14
Colorado	7	5,155,791.41	2.66	736,541.63	7.235	360	744	65.70
Nevada	8	4,751,279.49	2.46	593,909.94	7.341	343	753	79.95
Massachusetts	6	4,724,790.00	2.44	787,465.00	7.279	360	746	77.42
North Carolina	6	4,538,020.00	2.35	756,336.67	7.322	360	719	67.38
Other (less than 2%)	59	38,084,135.66	19.69	645,493.82	7.350	360	743	76.50
Total	308	$193,464,741.69	100.00%
_________
(1)
The Other row in the preceding table includes 26 other states and the District of Columbia with under 2% concentrations individually. As of the initial cut-off date, no more than approximately 1.496% of the Initial Mortgage Loans in loan group 2 were secured by mortgaged properties located in any one postal zip code area.

Purpose of Mortgage Loans

Loan Purpose	Number of Initial Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Initial Mortgage Loans in Loan Group 2	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Purchase	195	$123,534,600.81	63.85%	633,510.77	7.220	359	748	77.35
Refinance (Rate/Term)	55	34,654,546.32	17.91	630,082.66	7.244	358	741	71.99
Refinance (Cash-Out)	58	35,275,594.56	18.23	608,199.91	7.253	359	735	68.04
Total	308	$193,464,741.69	100.00%

Types of Mortgaged Properties

Property Type	Number of Initial Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Initial Mortgage Loans in Loan Group 2	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Low-rise Condominium	25	$15,075,735.88	7.79%	603,029.44	7.101	355	751	78.58
Single Family Residence	175	109,064,326.17	56.37	623,224.72	7.275	359	744	73.88
2-4 Family Residence	2	1,170,500.00	0.61	585,250.00	7.875	360	742	82.51
Planned Unit Development	104	67,250,559.38	34.76	646,639.99	7.177	359	744	74.94
Cooperative	2	903,620.26	0.47	451,810.13	7.063	360	791	80.00
Total	308	$193,464,741.69	100.00%

Occupancy Types(1)

Occupancy Type	Number of Initial Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Initial Mortgage Loans in Loan Group 2	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Primary Residence	289	$178,546,018.48	92.29%	617,806.29	7.232	359	744	75.13
Secondary Residence	19	14,918,723.21	7.71	785,195.96	7.206	355	751	69.47
Total	308	$193,464,741.69	100.00%
___________
(1)	Based upon representations of the related borrowers at the time of origination.

Remaining Terms to Maturity(1)

Remaining Term to Maturity (Months)	Number of Initial Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Initial Mortgage Loans in Loan Group 2	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate(%)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)	Weighted Average Original Term to Maturity (Months)
360	249	$158,582,276.67	81.97%	636,876.61	7.259	747	74.22	360
359	41	24,244,023.25	12.53	591,317.64	7.119	740	76.64	360
358	7	4,064,595.10	2.10	580,656.44	6.980	723	74.61	360
357	3	1,649,564.40	0.85	549,854.80	6.887	681	80.00	360
353	1	914,360.85	0.47	914,360.85	6.750	686	80.00	360
349	2	1,172,549.90	0.61	586,274.95	7.000	737	80.00	360
348	1	527,615.93	0.27	527,615.93	8.000	725	64.00	349
344	1	673,417.59	0.35	673,417.59	8.125	744	80.00	346
300	1	454,712.00	0.24	454,712.00	7.000	679	82.67	300
240	2	1,181,626.00	0.61	590,813.00	6.810	773	80.00	240
Total	308	$193,464,741.69	100.00%
____________
(1)	As of the initial cut-off date, the weighted average remaining term to maturity of the Initial Mortgage Loans in loan group 2 was approximately 359 months.

Interest-Only Periods at Origination

Interest-Only Period (Months)	Number of Initial Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Initial Mortgage Loans in Loan Group 2	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
0	186	$118,437,327.09	61.22%	636,759.82	7.234	358	746	73.71
120	122	75,027,414.60	38.78	614,978.81	7.224	360	743	76.25
Total	308	$193,464,741.69	100.00%

Prepayment Charge Periods at Origination

Prepayment Charge Period (Months)	Number of Initial Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Initial Mortgage Loans in Loan Group 2	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
0	307	$192,912,398.58	99.71%	628,379.15	7.231	359	745	74.79
60	1	552,343.11	0.29	552,343.11	7.000	358	702	40.37
Total	308	$193,464,741.69	100.00%

      LoanNum     Group       Zip      CurrentSchBal         PIAmt      CHLStateCd      ApprslAmt       PurchaseAmt        LoanAmt     NoteRate      LPMI     UnitsCnt   State        LTV       RemainingTerm      AmortTerm     MaturityDt      FirstPmtDueDt          MtgDt        LoanFICOScore   FinType        OccType   RefiCashOutFlag         PropType   PropTypeDesc                  PayoffPenaltyFlag      IntOnlyFlagBit          PayoffPenaltyWinMonths       IntOnlyTermMon     CLTV
    123011790         1     92507          423272.44       2745.34               5         702000                 0      423272.44         6.75         0            1   CA          60.3                 360            360       9/1/2037          10/1/2007      7/26/2006                  707   R                    1   N                             10   Single Family                 N                      N                                            0                    0     60.3
    169886400         1      7458             999000       6479.49              31        1260000           1260000         999000         6.75         0            1   NJ         79.29                 360            360      10/1/2037          11/1/2007       9/7/2007                  746   P                    1   N                             10   Single Family                 N                      N                                            0                    0    79.29
    170464865         1     97504         1515702.29       9371.21              38        3500000                 0        1522000         6.25         0            1   OR         43.49                 356            360       5/1/2037           6/1/2007      4/23/2007                  806   R                    1   N                             35   PUD                           N                      N                                            0                    0    43.49
    162048273         1     33569          227237.68       1160.18              10         310000            284140         227300        6.125         0            1   FL            80                 357            360       6/1/2037           7/1/2007      5/18/2007                  669   P                    1   N                             35   PUD                           N                      Y                                            0                  180       80
    178296152         1     34241             550000       3613.11              10         850000                 0         550000        6.875         0            1   FL         64.71                 360            360      10/1/2037          11/1/2007       9/5/2007                  704   R                    1   Y                             10   Single Family                 N                      N                                            0                    0    64.71
    173105961         1     94552             550000       3036.46               5         850000                 0         550000        6.625         0            1   CA         64.71                 360            360       9/1/2037          10/1/2007      7/30/2007                  788   R                    1   Y                             35   PUD                           N                      Y                                            0                  120    64.71
    172995611         1     92782             825000       5079.67               5        1222000           1218325         825000         6.25         0            1   CA         67.72                 360            360       9/1/2037          10/1/2007      8/15/2007                  688   P                    1   N                             35   PUD                           N                      N                                            0                    0    67.72
    165527490         1     94588             900000       4968.75               5        1656500           1656058         900000        6.625         0            1   CA         54.35                 360            360       9/1/2037          10/1/2007      8/17/2007                  716   P                    1   N                             35   PUD                           N                      Y                                            0                  120    54.35
    178628248         1      2482             650000       4162.02              22        1115000                 0         650000        6.625         0            1   MA          58.3                 360            360      10/1/2037          11/1/2007      9/13/2007                  779   R                    1   Y                             10   Single Family                 N                      N                                            0                    0     58.3
    171601374         1     86401          196642.86       1245.17               3         335000                 0         197000          6.5         0            1   AZ         58.81                 358            360       7/1/2037           8/1/2007      6/22/2007                  738   R                    1   Y                             10   Single Family                 N                      N                                            0                    0    58.81
    161039830         1     85310             616050       2951.91               3         790000         770101.07         616050         5.75         0            1   AZ            80                 355            360       4/1/2037           5/1/2007      3/19/2007                  753   P                    1   N                             35   PUD                           N                      Y                                            0                  180    99.99
    152280755         1     80478          630066.74        4086.6               6         810000                 0      630066.74         6.75         0            1   CO         77.79                 360            360       9/1/2037          10/1/2007     10/31/2006                  802   R                    3   N                             10   Single Family                 N                      N                                            0                    0    77.79
    134293222         1     84098            1599985      10244.88              45        2400000                 0        1599985        6.625         0            1   UT         66.67                 360            360       9/1/2037          10/1/2007      5/24/2006                  761   R                    1   N                             10   Single Family                 N                      N                                            0                    0    66.67
    172452461         1     92865          497930.56       2872.53               5         660000            660000         499000        5.625         0            1   CA         75.61                 358            360       7/1/2037           8/1/2007      6/28/2007                  803   P                    1   N                             35   PUD                           N                      N                                            0                    0     94.5
    167305807         1     28621             598912       3400.56              34         755000                 0         598912          5.5         0            1   NC         79.33                 360            360      10/1/2037          11/1/2007      9/17/2007                  725   R                    1   Y                             10   Single Family                 N                      N                                            0                    0    79.33
    176374802         1     92103            1510000       7707.29               5        2325000                 0        1510000        6.125         0            1   CA         64.95                 357            360       6/1/2037           7/1/2007      5/14/2007                  715   R                    1   Y                             10   Single Family                 N                      Y                                            0                  120    75.34
    139322279         1     81503         1348202.46       8640.31               6        1800000                 0        1349393        6.625         0            1   CO         74.97                 359            360       8/1/2037           9/1/2007       8/4/2006                  766   R                    1   N                             10   Single Family                 N                      N                                            0                    0    74.97
    172462182         1     85297          512242.02       3285.76               3         651000            641466         513150        6.625         0            1   AZ            80                 358            360       7/1/2037           8/1/2007       6/5/2007                  750   P                    1   N                             35   PUD                           N                      N                                            0                    0       80
    130676532         1     21042             856000       4636.67              21        1630000           1501845         856000          6.5         0            1   MD            57                 360            360      10/1/2037          11/1/2007       9/4/2007                  799   P                    1   N                             35   PUD                           N                      Y                                            0                  120    89.96
    162093814         1     91752          441855.27       2301.78               5         556500            556173         442250         6.25         0            1   CA         79.52                 357            360       6/1/2037           7/1/2007       5/7/2007                  733   P                    1   N                             10   Single Family                 N                      Y                                            0                  120    89.45
    149371207         1      8008         1826203.19      11298.42              31        3000000                 0        1835000         6.25         0            1   NJ         61.17                 355            360       4/1/2037           5/1/2007      3/15/2007                  705   R                    3   N                             10   Single Family                 N                      N                                            0                    0    61.17
    153660965         1     46060             465485        3057.9              15         490000                 0         465485        6.875         0            1   IN            95                 360            360       9/1/2037          10/1/2007     12/22/2006                  802   R                    1   N                             10   Single Family                 Y                      N                                           60                    0       95
    156785139         1     40502          819083.64       5110.02              18        1200000                 0      819083.64        6.375         0            1   KY         68.26                 360            360       9/1/2037          10/1/2007      1/26/2007                  738   R                    1   N                             10   Single Family                 N                      N                                            0                    0    68.26
    142883011         1     95409             620000       3918.82               5         960000            925000         620000          6.5         0            1   CA         67.03                 360            360      10/1/2037          11/1/2007       9/7/2007                  803   P                    1   N                             10   Single Family                 N                      N                                            0                    0    67.03
    178375911         1     80108             480000       3033.93               6        1132000           1120000         480000          6.5         0            1   CO         42.86                 360            360       9/1/2037          10/1/2007      8/29/2007                  784   P                    1   N                             10   Single Family                 N                      N                                            0                    0    42.86
    177630408         1     75205             492100       3150.97              44         720000                 0         492100        6.625         0            1   TX         68.35                 360            360      10/1/2037          11/1/2007      9/10/2007                  704   R                    1   N                             10   Single Family                 N                      N                                            0                    0    68.35
    177635383         1     85745             459000       2939.03               3        1100000                 0         459000        6.625         0            1   AZ         41.73                 360            360       9/1/2037          10/1/2007       8/1/2007                  709   R                    1   N                             10   Single Family                 N                      N                                            0                    0    41.73
    173036032         1     22207             600000       3501.44              47         808000                 0         600000         5.75         0            1   VA         74.26                 360            360       9/1/2037          10/1/2007       8/8/2007                  773   R                    1   Y                             10   Single Family                 N                      N                                            0                    0    90.06
    179719737         1     98034             463000       3003.01              48        1600000                 0         463000         6.75         0            1   WA         28.94                 360            360      10/1/2037          11/1/2007      9/12/2007                  752   R                    1   N                             10   Single Family                 Y                      N                                           60                    0    28.94
    172266896         1     22079             896350       4855.23              47        1125000           1120471         896350          6.5         0            1   VA            80                 360            360       9/1/2037          10/1/2007      8/29/2007                  777   P                    1   N                             35   PUD                           N                      Y                                            0                  120       80
    164153819         1     53598          486704.48        3036.4              50         650000                 0      486704.48        6.375         0            1   WI         74.88                 360            360       9/1/2037          10/1/2007      4/16/2007                  812   R                    1   N                             10   Single Family                 N                      N                                            0                    0    74.88
    177059753         1     89441             618700        3961.6              29         774250            773398         618700        6.625         0            1   NV            80                 360            360      10/1/2037          11/1/2007      9/13/2007                  801   P                    1   N                             35   PUD                           N                      N                                            0                    0       80
    161001426         1     92782          820993.66       4276.01               5        1104000           1098500         823850         6.25         0            1   CA            75                 356            360       5/1/2037           6/1/2007      4/10/2007                  706   P                    1   N                             35   PUD                           N                      Y                                            0                  120       75
    155851397         1     98052             527985       3293.94              48         660000                 0         527985        6.375         0            1   WA            80                 360            360       9/1/2037          10/1/2007      1/22/2007                  741   R                    1   N                             10   Single Family                 N                      N                                            0                    0       80
    161076083         1     93312           370550.4       1891.35               5         464000            463263         370600        6.125         0            1   CA            80                 356            360       5/1/2037           6/1/2007      4/11/2007                  705   P                    1   N                             10   Single Family                 N                      Y                                            0                  120      100
    159270648         1     94506             580000       3618.45               5        1080000           1077309         580000        6.375         0            1   CA         53.84                 360            360      10/1/2037          11/1/2007      8/29/2007                  804   P                    1   N                             35   PUD                           N                      N                                            0                    0    53.84
    177918225         1     94566             500000       3201.55               5         976000            975650         500000        6.625         0            1   CA         51.25                 360            360      10/1/2037          11/1/2007       9/6/2007                  788   P                    1   N                             35   PUD                           N                      N                                            0                    0    69.18
    177333663         1     93444             594000        3217.5               5         915000            915000         594000          6.5         0            1   CA         64.92                 360            360      10/1/2037          11/1/2007       9/7/2007                  743   P                    1   N                             10   Single Family                 N                      Y                                            0                  120    89.92
    178562468         1     59911             435500       2824.64              27        2100000                 0         435500         6.75         0            1   MT         20.74                 360            360      10/1/2037          11/1/2007      9/14/2007                  771   R                    1   N                             10   Single Family                 Y                      N                                           60                    0    20.74
    172470007         1     92606             433650       2077.91               5         542500            542075         433650         5.75         0            1   CA            80                 358            360       7/1/2037           8/1/2007       6/6/2007                  792   P                    1   N                             20   Condominium                   N                      Y                                            0                  120       90
    162016805         1     92701          493877.32       2930.48               5         625000            619264         495400        5.875         0            1   CA            80                 357            360       6/1/2037           7/1/2007      5/11/2007                  674   P                    1   N                             20   Condominium                   N                      N                                            0                    0    89.99
    161800026         1     85050             615050       3331.52               3         805000         768828.57         615050          6.5         0            1   AZ            80                 360            360       9/1/2037          10/1/2007      8/16/2007                  802   P                    1   N                             35   PUD                           N                      Y                                            0                  120    89.99
    176717889         1     95121             537200       3351.43               5         735000                 0         537200        6.375         0            1   CA         73.09                 360            360      10/1/2037          11/1/2007       9/5/2007                  729   R                    1   N                             10   Single Family                 N                      N                                            0                    0    73.09
    154416999         1     95125           474125.6       2865.85               5         650000                 0         478000            6         0            1   CA         73.54                 352            360       1/1/2037           2/1/2007     12/19/2006                  742   R                    1   Y                             20   Condominium                   N                      N                                            0                    0    73.54
    155766455         1     80547           833141.8       6211.68               6        1200000                 0       833141.8          6.5         0            1   CO         69.43                 240            240       9/1/2027          10/1/2007       1/2/2007                  690   R                    1   N                             35   PUD                           N                      N                                            0                    0    69.43
    172929995         1     93428             650000       4379.17               5        1400000                 0         650000        7.125         0            1   CA         46.43                 360            360       9/1/2037          10/1/2007      8/23/2007                  799   R                    1   N                             10   Single Family                 Y                      N                                           60                    0    46.43
    159652841         1     55311             490000       2603.13              24         740000            711500         490000        6.375         0            1   MN         68.87                 360            360       9/1/2037          10/1/2007      8/31/2007                  785   P                    1   N                             35   PUD                           N                      Y                                            0                  120    88.55
    138115306         1     86001             599925       3841.39               3        1100000                 0         599925        6.625         0            1   AZ         54.54                 360            360       9/1/2037          10/1/2007      8/31/2006                  802   R                    1   N                             35   PUD                           N                      N                                            0                    0    54.54
    160167169         1     10598          594299.99       3157.22              33         745000                 0         594500        6.375         0            1   NY          79.8                 355            360       4/1/2037           5/1/2007      3/19/2007                  685   R                    1   N                             10   Single Family                 N                      Y                                            0                  120     79.8
    161338220         1     92880             460850       2352.26               5         578000            576072         460850        6.125         0            1   CA            80                 356            360       5/1/2037           6/1/2007      4/24/2007                  717   P                    1   N                             10   Single Family                 N                      Y                                            0                  120      100
    178567319         1     11421             490700       3694.73              33         676000                 0         490700        6.625         0            1   NY         72.59                 240            240      10/1/2027          11/1/2007      9/12/2007                  732   R                    1   N                             10   Single Family                 N                      N                                            0                    0    72.59
    172732640         1     94582             982300       5525.44               5        1230000           1227892         982300         6.75         0            1   CA            80                 360            360       9/1/2037          10/1/2007      8/14/2007                  791   P                    1   N                             10   Single Family                 N                      Y                                            0                  120       80
    178074435         1     20736             440000       2890.49              21         596000            589900         440000        6.875         0            1   MD         74.59                 360            360      10/1/2037          11/1/2007       9/7/2007                  672   P                    1   N                             35   PUD                           N                      N                                            0                    0    74.59
    162779263         1     84003            1000000       6320.68              45        1550000           1417456        1000000          6.5         0            1   UT         70.55                 360            360       9/1/2037          10/1/2007      8/28/2007                  728   P                    1   N                             10   Single Family                 N                      N                                            0                    0    70.55
    178977895         1     93065             250000       1642.32               5         525000            525000         250000        6.875         0            1   CA         47.62                 360            360       9/1/2037          10/1/2007      8/23/2007                  679   P                    3   N                             20   Condominium                   N                      N                                            0                    0    47.62
    165708213         1     10506             675000       4378.04              33        1650000           1757000         675000         6.75         0            1   NY         40.91                 360            360      10/1/2037          11/1/2007      9/10/2007                  746   P                    1   N                             10   Single Family                 N                      N                                            0                    0    40.91
    161001098         1     94506            1034150       5278.47               5        1297000           1296450        1037150        6.125         0            1   CA            80                 356            360       5/1/2037           6/1/2007       4/4/2007                  755   P                    1   N                             35   PUD                           N                      Y                                            0                  120       80
    172915545         1     96789          756686.65       4545.79              12         948000            947759         758200            6         0            1   HI            80                 358            360       7/1/2037           8/1/2007      6/18/2007                  738   P                    1   N                             35   PUD                           N                      N                                            0                    0      100
    179369628         1     94903             612500       3972.66               5         865000                 0         612500         6.75         0            1   CA         70.81                 360            360       9/1/2037          10/1/2007      8/30/2007                  784   R                    1   N                             10   Single Family                 Y                      N                                           60                    0    70.81
    172473976         1     91354          525251.14       3237.14               5         660000            657193         525750         6.25         0            1   CA            80                 359            360       8/1/2037           9/1/2007       7/9/2007                  780   P                    1   N                             35   PUD                           N                      N                                            0                    0       90
    162044992         1     92880          473124.65       2959.96               5         595000            593067         474450        6.375         0            1   CA            80                 357            360       6/1/2037           7/1/2007       5/2/2007                  766   P                    1   N                             10   Single Family                 N                      N                                            0                    0    89.68
    168866996         1     22066            2500000      12239.58              47        3400000           4120000        2500000        5.875         0            1   VA         73.53                 360            360       9/1/2037          10/1/2007      8/30/2007                  771   P                    1   N                             35   PUD                           N                      Y                                            0                  120    73.53
    178373343         1     91709             497750       3353.43               5         525000                 0         497750        7.125     0.625            1   CA         94.81                 360            360      10/1/2037          11/1/2007      9/11/2007                  662   R                    1   N                             10   Single Family                 N                      N                                            0                    0    94.81
    179865277         1     33076             585000       3601.95              10        1150000                 0         585000         6.25         0            1   FL         50.87                 360            360      10/1/2037          11/1/2007      9/19/2007                  748   R                    1   N                             35   PUD                           N                      N                                            0                    0    50.87
    139321671         1     98387          421572.85       2734.31              48         550000                 0      421572.85         6.75         0            1   WA         76.65                 360            360       9/1/2037          10/1/2007      6/29/2006                  730   R                    1   N                             10   Single Family                 N                      N                                            0                    0    76.65
    170844066         1     77044             500000       3119.35              44         530000                 0         500000        6.375         0            1   TX         94.34                 360            360      10/1/2037          11/1/2007      9/14/2007                  715   R                    1   N                             35   PUD                           N                      N                                            0                    0    94.34
    171472550         1     91739             795790       5095.53               5        1020000            994742         795790        6.625         0            1   CA            80                 360            360       9/1/2037          10/1/2007      8/16/2007                  743   P                    1   N                             10   Single Family                 N                      N                                            0                    0       90
    162047889         1     92782             759050       3953.39               5         949000            948816         759050         6.25         0            1   CA            80                 357            360       6/1/2037           7/1/2007      5/10/2007                  737   P                    1   N                             35   PUD                           N                      Y                                            0                  120       90
    172690331         1     91739             564790       2823.95               5         705990            705990         564790            6         0            1   CA            80                 360            360       9/1/2037          10/1/2007      8/23/2007                  784   P                    1   N                             35   PUD                           N                      Y                                            0                  120       80
    176203175         1     34746             134992         886.8              10         180000            179990         134992        6.875         0            1   FL            75                 360            360       9/1/2037          10/1/2007      8/13/2007                  680   P                    3   N                             20   Condominium                   Y                      N                                           60                    0       75
    139320767         1     95650          731255.78       5314.54               5        1600000                 0      734395.89        6.125         0            1   CA          45.9                 238            240       7/1/2027           8/1/2007      7/25/2006                  786   R                    1   N                             35   PUD                           N                      N                                            0                    0     45.9
    172654878         1     91739             500000       2447.92               5         739990            706716         500000        5.875         0            1   CA         70.75                 360            360       9/1/2037          10/1/2007      8/24/2007                  716   P                    1   N                             35   PUD                           N                      Y                                            0                  120    70.75
    160261421         1     77024            1386056       7363.42              44        1950000                 0        1386056        6.375         0            1   TX         71.08                 359            360       8/1/2037           9/1/2007      7/19/2007                  701   R                    1   N                             35   PUD                           N                      Y                                            0                  120    71.08
    169157016         1     75070             264289       1293.91              44         333000            330362         264289        5.875         0            1   TX            80                 360            360       9/1/2037          10/1/2007       8/2/2007                  715   P                    1   N                             35   PUD                           N                      Y                                            0                  120       80
    177811206         1     90247             480500       2997.69               5         630000                 0         480500        6.375         0            1   CA         76.27                 360            360      10/1/2037          11/1/2007      9/10/2007                  738   R                    1   N                             10   Single Family                 N                      N                                            0                    0    76.27
    172919833         1     91724             517240       3226.91               5         680000            646551         517240        6.375         0            1   CA            80                 360            360       9/1/2037          10/1/2007       8/8/2007                  743   P                    1   N                             20   Condominium                   N                      N                                            0                    0       80
    165646278         1     95747             507985       2645.76               5         635000            634982         507985         6.25         0            1   CA            80                 360            360      10/1/2037          11/1/2007      9/13/2007                  781   P                    1   N                             10   Single Family                 N                      Y                                            0                  120       80
    164407796         1     30152             453531       2979.38              11         590000          566914.4         453531        6.875         0            1   GA            80                 360            360      10/1/2037          11/1/2007       9/7/2007                  769   P                    1   N                             35   PUD                           N                      N                                            0                    0      100
    158372472         1     94506             797668       4569.97               5        1040000            997086         797668        6.875         0            1   CA            80                 360            360      10/1/2037          11/1/2007      8/29/2007                  794   P                    1   N                             35   PUD                           N                      Y                                            0                  120       80
    178346988         1     92223             433362       2528.98               5         580000            541703         433362         5.75         0            1   CA            80                 360            360      10/1/2037          11/1/2007       9/4/2007                  698   P                    1   N                             35   PUD                           N                      N                                            0                    0      100
    178261703         1     79932             665177       4369.74              44         835000            831472         665177        6.875         0            1   TX            80                 360            360      10/1/2037          11/1/2007       9/4/2007                  730   P                    1   N                             10   Single Family                 Y                      N                                           60                    0       95
    170558034         1     96161             458570       2898.47               5         573250            573213         458570          6.5         0            1   CA            80                 360            360       9/1/2037          10/1/2007      8/23/2007                  758   P                    3   N                             35   PUD                           N                      N                                            0                    0       80
    170846489         1     93619             453463       2941.15               5         567000            566900         453463         6.75         0            1   CA         79.99                 360            360       9/1/2037          10/1/2007      8/31/2007                  767   P                    3   N                             35   PUD                           N                      N                                            0                    0    89.99
    162408342         1     89178          586317.51       3760.91              29         740000         734196.75         587357        6.625         0            1   NV            80                 358            360       7/1/2037           8/1/2007      6/25/2007                  731   P                    1   N                             35   PUD                           N                      N                                            0                    0       90
    172794386         1     89131             709286       3841.97              29         890000            886608         709286          6.5         0            1   NV            80                 360            360       9/1/2037          10/1/2007      8/29/2007                  675   P                    1   N                             35   PUD                           N                      Y                                            0                  120       90
    130857931         1     98027          488249.46       3157.82              48         619000         616462.75         493170        6.625         0            1   WA            80                 349            360      10/1/2036          11/1/2006      9/26/2006                  750   P                    1   N                             35   PUD                           N                      N                                            0                    0    94.99
    166622054         1     91203             512219       3071.01               5         641000            640274         512219            6         0            1   CA            80                 360            360       9/1/2037          10/1/2007      8/18/2007                  809   P                    1   N                             20   Condominium                   N                      N                                            0                    0       80
    173490377         1     94551             550147        3432.2               5         689199            687684         550147        6.375         0            1   CA            80                 360            360      10/1/2037          11/1/2007       9/7/2007                  771   P                    1   N                             20   Condominium                   N                      N                                            0                    0       80
    158338656         1     91739             551547       3262.61               5         690000            689434         551547        5.875         0            1   CA            80                 360            360      10/1/2037          11/1/2007      8/30/2007                  759   P                    1   N                             35   PUD                           N                      N                                            0                    0    89.99
    173245578         1     91915             585995       2929.98               5         772000            732494         585995            6         0            1   CA            80                 360            360       9/1/2037          10/1/2007       8/8/2007                  728   P                    1   N                             35   PUD                           N                      Y                                            0                  120       80
    166609312         1     37027             700631       4313.91              43         910000            875789         700631         6.25         0            1   TN            80                 360            360      10/1/2037          11/1/2007      9/24/2007                  744   P                    1   N                             35   PUD                           N                      N                                            0                    0    83.43
    176042839         1     85268             770947       4936.46               3        1210000            963684         770947        6.625         0            1   AZ            80                 360            360      10/1/2037          11/1/2007      9/12/2007                  740   P                    1   N                             20   Condominium                   N                      N                                            0                    0       80
    146191337         1     55304          717152.13       4458.96              24         930000          905237.7         724190         6.25         0            1   MN            80                 350            360      11/1/2036          12/1/2006     10/16/2006                  711   P                    1   N                             10   Single Family                 N                      N                                            0                    0       80
    169945341         1     11220             153600        1021.9              33         192000            192000         153600            7         0            1   NY            80                 360            360       9/1/2037          10/1/2007      8/10/2007                  788   P                    1   N                             20   Condominium                   N                      N                                            0                    0      100
    177167196         1     30040             309200       2031.22              11         386500                 0         309200        6.875         0            1   GA            80                 360            360       9/1/2037          10/1/2007      7/27/2007                  761   R                    1   Y                             35   PUD                           N                      N                                            0                    0       95
    176375210         1     80111          981251.34       6138.87               6        1240000           1230000         984000        6.375         0            1   CO            80                 357            360       6/1/2037           7/1/2007      5/25/2007                  772   P                    1   N                             10   Single Family                 N                      N                                            0                    0       90
    170304108         1      1085             500000       3201.55              22         640000            625000         500000        6.625         0            1   MA            80                 360            360      10/1/2037          11/1/2007      9/21/2007                  776   P                    1   N                             10   Single Family                 N                      N                                            0                    0       85
    172358804         1     97103          483273.25       3097.18              38         700000                 0         483700        6.625         0            1   OR          69.1                 359            360       8/1/2037           9/1/2007      7/12/2007                  780   R                    1   Y                             10   Single Family                 N                      N                                            0                    0     69.1
    178249790         1     91320             455200       2877.17               5         575000            569000         455200          6.5         0            1   CA            80                 360            360       9/1/2037          10/1/2007      8/24/2007                  775   P                    1   N                             10   Single Family                 N                      N                                            0                    0    85.27
    180057299         1     30643             604000       3768.17              11         795000            755000         604000        6.375         0            1   GA            80                 360            360      10/1/2037          11/1/2007      9/17/2007                  774   P                    1   N                             10   Single Family                 N                      N                                            0                    0       80
    176896966         1     92506             564000       3611.35               5         705000            705000         564000        6.625         0            1   CA            80                 360            360       9/1/2037          10/1/2007      8/22/2007                  771   P                    1   N                             10   Single Family                 N                      N                                            0                    0       85
    162391500         1     28173          566699.58       3631.84              34         709000                 0         567200        6.625         0            1   NC            80                 359            360       8/1/2037           9/1/2007      7/16/2007                  780   R                    1   Y                             10   Single Family                 N                      N                                            0                    0       80
    179393348         1     11777             475000       3002.32              33         500000                 0         475000          6.5         0            1   NY            95                 360            360      10/1/2037          11/1/2007      9/10/2007                  706   R                    1   N                             10   Single Family                 N                      N                                            0                    0       95
    162491832         1     35763             460000       2907.51               1         575000                 0         460000          6.5         0            1   AL            80                 360            360       9/1/2037          10/1/2007      1/25/2007                  793   R                    1   N                             35   PUD                           N                      N                                            0                    0       80
    178454454         1     94563             636000       4125.08               5         811000            795000         636000         6.75         0            1   CA            80                 360            360       9/1/2037          10/1/2007      8/24/2007                  766   P                    1   N                             10   Single Family                 N                      N                                            0                    0    89.99
    178058708         1     91406             464000       2971.04               5         580000                 0         464000        6.625         0            1   CA            80                 360            360       9/1/2037          10/1/2007      8/17/2007                  793   R                    1   N                             10   Single Family                 N                      N                                            0                    0       90
    172567203         1     96818             712000       4559.01              12         890000            890000         712000        6.625         0            1   HI            80                 360            360       9/1/2037          10/1/2007       8/3/2007                  712   P                    1   N                             10   Single Family                 N                      N                                            0                    0       90
    176375002         1     91911          570266.76       3411.06               5         715000                 0         572000         5.95         0            2   CA            80                 357            360       6/1/2037           7/1/2007      5/14/2007                  716   R                    1   Y                             25   2-4 Family                    N                      N                                            0                    0       80
    178911629         1     93013             605600       3877.72               5         765000            757000         605600        6.625         0            1   CA            80                 360            360      10/1/2037          11/1/2007      8/30/2007                  770   P                    1   N                             10   Single Family                 N                      N                                            0                    0       80
    142981823         1     33160          131089.78        861.89              10         168000            164000         131200        6.875         0            1   FL            80                 359            360       8/1/2037           9/1/2007      7/27/2007                  689   P                    3   N                             26   Condominium/Hotel             N                      N                                            0                    0       80
    162830213         1     60093             708800       4597.26              14         886000            886000         708800         6.75         0            1   IL            80                 360            360       9/1/2037          10/1/2007      8/29/2007                  745   P                    1   N                             10   Single Family                 N                      N                                            0                    0       80
    177945025         1     26508             452000       2819.89              49         566000            565000         452000        6.375         0            1   WV            80                 360            360       9/1/2037          10/1/2007      8/13/2007                  714   P                    1   N                             35   PUD                           N                      N                                            0                    0      100
    173407327         1     30642             604000       3917.53              11         760000            755000         604000         6.75         0            1   GA            80                 360            360       9/1/2037          10/1/2007      8/24/2007                  763   P                    3   N                             10   Single Family                 N                      N                                            0                    0       80
    179516737         1     34787             561600       3689.31              10         715000            702000         561600        6.875         0            1   FL            80                 360            360      10/1/2037          11/1/2007      9/17/2007                  716   P                    1   N                             35   PUD                           N                      N                                            0                    0    89.99
    177372359         1     28731             488000       3084.49              34         610000                 0         488000          6.5         0            1   NC            80                 360            360      10/1/2037          11/1/2007       9/1/2007                  715   R                    1   N                             10   Single Family                 N                      N                                            0                    0       80
    178301150         1     89011             596680       3482.06              29         746000            745850         596680         5.75         0            1   NV            80                 360            360      10/1/2037          11/1/2007       9/6/2007                  719   P                    1   N                             35   PUD                           N                      N                                            0                    0       95
    178404459         1     23456             482800       3131.43              47         656000            603500         482800         6.75         0            1   VA            80                 360            360      10/1/2037          11/1/2007       9/7/2007                  801   P                    1   N                             35   PUD                           N                      N                                            0                    0    84.14
    172185205         1     98335             900000       5837.38              48        1150000           1125000         900000         6.75         0            1   WA            80                 360            360       9/1/2037          10/1/2007      8/22/2007                  759   P                    1   N                             10   Single Family                 N                      N                                            0                    0       80
    175987876         1     91401             443200       2764.99               5         554000            554000         443200        6.375         0            1   CA            80                 360            360       9/1/2037          10/1/2007      8/20/2007                  712   P                    1   N                             20   Condominium                   N                      N                                            0                    0       80
    178360346         1     92867             544000       3483.29               5         680000            680000         544000        6.625         0            1   CA            80                 360            360       9/1/2037          10/1/2007      8/22/2007                  700   P                    1   N                             20   Condominium                   N                      N                                            0                    0       80
    172829958         1     91729             915200       6012.21               5        1194000           1144000         915200        6.875         0            1   CA            80                 360            360      10/1/2037          11/1/2007       9/4/2007                  701   P                    1   N                             35   PUD                           Y                      N                                           60                    0       90
    177619926         1     23233             611200       3964.23              47         765000            764000         611200         6.75         0            1   VA            80                 360            360      10/1/2037          11/1/2007       9/7/2007                  798   P                    1   N                             35   PUD                           N                      N                                            0                    0    89.99
    176309433         1     11357             504000       3310.92              33         630000            630000         504000        6.875         0            1   NY            80                 360            360      10/1/2037          11/1/2007      9/17/2007                  799   P                    1   N                             10   Single Family                 N                      N                                            0                    0    84.76
    171669572         1     33143             616000       4046.68              10         770000            775000         616000        6.875         0            1   FL            80                 360            360      10/1/2037          11/1/2007      9/14/2007                  752   P                    1   N                             35   PUD                           N                      N                                            0                    0       80
    152357514         1     90041          519618.11        3835.4               5         800000                 0         530000        6.125         0            1   CA         66.25                 231            240      12/1/2026           1/1/2007      11/8/2006                  766   R                    1   Y                             10   Single Family                 N                      N                                            0                    0    66.25
    171372697         1     90245          627385.11       4650.86               5        1050000                 0         630000        6.375         0            1   CA            60                 238            240       7/1/2027           8/1/2007      6/26/2007                  729   R                    1   N                             10   Single Family                 N                      N                                            0                    0       60
    180220660         1     85750             664000       4306.69               3         850000            830000         664000         6.75         0            1   AZ            80                 360            360      10/1/2037          11/1/2007      9/17/2007                  785   P                    1   N                             10   Single Family                 Y                      N                                           60                    0       80
    164339655         1     92407             504800       3026.53               5         631000            631000         504800            6         0            1   CA            80                 360            360       9/1/2037          10/1/2007      8/10/2007                  759   P                    1   N                             10   Single Family                 N                      N                                            0                    0       90
    178785371         1     96707             679200       4181.95              12        1000000                 0         679200         6.25         0            1   HI         67.92                 360            360       9/1/2037          10/1/2007      8/30/2007                  723   R                    1   Y                             10   Single Family                 N                      N                                            0                    0    67.92
    178702232         1     93907             485000        3145.7               5         625000                 0         485000         6.75         0            1   CA          77.6                 360            360      10/1/2037          11/1/2007      9/12/2007                  724   R                    1   Y                             10   Single Family                 N                      N                                            0                    0     77.6
    171742147         1     90720             608000       3893.09               5         762000            760000         608000        6.625         0            1   CA            80                 360            360       9/1/2037          10/1/2007      8/20/2007                  797   P                    1   N                             10   Single Family                 N                      N                                            0                    0       80
    123547671         1     94534         1851734.49      11714.81               5        2650000                 0        1853410          6.5         0            1   CA         69.94                 359            360       8/1/2037           9/1/2007      1/13/2006                  730   R                    1   N                             35   PUD                           N                      N                                            0                    0    69.94
    178848115         1     90068             623200       4093.98               5         779000            779000         623200        6.875         0            1   CA            80                 360            360      10/1/2037          11/1/2007       9/4/2007                  731   P                    1   N                             10   Single Family                 N                      N                                            0                    0       90
    172624987         1     94706             476000        3206.9               5         595000            600000         476000        7.125         0            1   CA            80                 360            360       9/1/2037          10/1/2007       8/8/2007                  791   P                    1   N                             10   Single Family                 Y                      N                                           60                    0       80
    177358635         1     11214             660000       4335.73              33         880000                 0         660000        6.875         0            2   NY            75                 360            360      10/1/2037          11/1/2007       9/5/2007                  747   R                    1   N                             25   2-4 Family                    N                      N                                            0                    0       75
    171079623         1     32223          262273.99       1702.57              10         350000                 0         262500         6.75         0            1   FL            75                 359            360       8/1/2037           9/1/2007      7/13/2007                  749   R                    1   Y                             10   Single Family                 N                      N                                            0                    0    93.57
    178236606         1     96150             492000       3150.33               5         615000                 0         492000        6.625         0            1   CA            80                 360            360       9/1/2037          10/1/2007      8/23/2007                  662   R                    3   Y                             10   Single Family                 N                      N                                            0                    0       80
    178488890         1     92625            1476000       9450.99               5        3000000                 0        1476000        6.625         0            1   CA          49.2                 360            360       9/1/2037          10/1/2007      8/27/2007                  726   R                    1   N                             35   PUD                           N                      N                                            0                    0     49.2
    166526140         1     93013             744000       4825.57               5         930000                 0         744000         6.75         0            1   CA            80                 360            360      10/1/2037          11/1/2007      8/31/2007                  707   R                    1   N                             10   Single Family                 N                      N                                            0                    0    86.45
    171673309         1     90275             720000       4550.89               5         900000            900000         720000          6.5         0            1   CA            80                 360            360       9/1/2037          10/1/2007      8/22/2007                  767   P                    1   N                             10   Single Family                 N                      N                                            0                    0       80
    162623075         1     84025             748000       5632.07              45         935000                 0         748000        6.625         0            1   UT            80                 240            240       9/1/2027          10/1/2007      8/28/2007                  736   R                    1   N                             10   Single Family                 N                      N                                            0                    0       80
    176726010         1     91913             575120       3635.15               5         720000            718900         575120          6.5         0            1   CA            80                 360            360      10/1/2037          11/1/2007       9/5/2007                  796   P                    1   N                             35   PUD                           N                      N                                            0                    0    89.99
    177883137         1     92832             480800       3118.46               5         601000                 0         480800         6.75         0            1   CA            80                 360            360      10/1/2037          11/1/2007       9/5/2007                  713   R                    1   N                             10   Single Family                 N                      N                                            0                    0    87.15
    178521704         1      7417             900000       5912.36              31        1130000           1125000         900000        6.875         0            1   NJ            80                 360            360      10/1/2037          11/1/2007       9/5/2007                  721   P                    1   N                             10   Single Family                 N                      N                                            0                    0       80
    176574132         1     75019             171920       1115.07              44         215000            214900         171920         6.75         0            1   TX            80                 360            360       9/1/2037          10/1/2007      8/17/2007                  695   P                    1   N                             10   Single Family                 N                      N                                            0                    0      100
    179018496         1     92506             792000       5005.98               5        1000000            990000         792000          6.5         0            1   CA            80                 360            360       9/1/2037          10/1/2007      8/24/2007                  807   P                    1   N                             10   Single Family                 N                      N                                            0                    0    89.99
    171989457         1     37064            1004500       6515.17              43        1435000                 0        1004500         6.75         0            1   TN            70                 360            360      10/1/2037          11/1/2007       9/7/2007                  812   R                    1   Y                             10   Single Family                 N                      N                                            0                    0       70
    166929314         1     37027          634745.72       3908.24              43         825000         793432.15      634745.72         6.25         0            1   TN            80                 360            360       9/1/2037          10/1/2007      8/24/2007                  770   P                    1   N                             35   PUD                           N                      N                                            0                    0       80
    177477623         1     94588            1259764       8066.41               5        1574705           1574705        1259764        6.625         0            1   CA            80                 360            360      10/1/2037          11/1/2007      8/21/2007                  801   P                    1   N                             35   PUD                           N                      N                                            0                    0       80
    172468375         1     22503             592000       3889.02              47         785000            740000         592000        6.875         0            1   VA            80                 360            360       9/1/2037          10/1/2007      8/27/2007                  811   P                    3   N                             10   Single Family                 N                      N                                            0                    0       95
    178911581         1     91355             588000       3765.03               5         735000            735000         588000        6.625         0            1   CA            80                 360            360      10/1/2037          11/1/2007      9/13/2007                  805   P                    1   N                             35   PUD                           N                      N                                            0                    0       80
    172548417         1     75002             556000        3514.3              44         700000            695000         556000          6.5         0            1   TX            80                 360            360       9/1/2037          10/1/2007      8/22/2007                  740   P                    1   N                             10   Single Family                 N                      N                                            0                    0       80
    164477686         1      5255             556000        3514.3              46         728000            695000         556000          6.5         0            1   VT            80                 360            360      10/1/2037          11/1/2007      9/19/2007                  789   P                    1   N                             10   Single Family                 N                      N                                            0                    0       80
    176583910         1     96797             640000       4151.03              12         800000                 0         640000         6.75         0            1   HI            80                 360            360       9/1/2037          10/1/2007      8/24/2007                  750   R                    1   Y                             35   PUD                           N                      N                                            0                    0      100
    178918275         1     23238             760000       4803.72              47         950000                 0         760000          6.5         0            1   VA            80                 360            360      10/1/2037          11/1/2007      9/15/2007                  793   R                    1   Y                             35   PUD                           N                      N                                            0                    0    82.11
    178252221         1     91914             760000       4803.72               5         950000                 0         760000          6.5         0            1   CA            80                 360            360       9/1/2037          10/1/2007      8/27/2007                  770   R                    1   N                             35   PUD                           N                      N                                            0                    0    82.95
    179426254         1     90045             628000       3969.39               5         785000                 0         628000          6.5         0            1   CA            80                 360            360      10/1/2037          11/1/2007      9/14/2007                  760   R                    1   N                             10   Single Family                 N                      N                                            0                    0    89.99
    172474728         1     90094          647399.82       4042.68               5         810000            810000         648000        6.375         0            1   CA            80                 359            360       8/1/2037           9/1/2007       7/5/2007                  786   P                    1   N                             20   Condominium                   N                      N                                            0                    0       90
    173314971         1     39503          430793.25       2695.12              25         540000            550000         432000        6.375         0            1   MS            80                 357            360       6/1/2037           7/1/2007      5/25/2007                  754   P                    1   N                             10   Single Family                 N                      N                                            0                    0       80
    150381124         1     67205            1050000       6723.27              17        1400000         1454329.4        1050000        6.625         0            1   KS            75                 360            360      10/1/2037          11/1/2007      9/21/2007                  738   P                    1   N                             35   PUD                           N                      N                                            0                    0       75
    179286655         1     91710             472000       3022.27               5         590000                 0         472000        6.625         0            1   CA            80                 360            360       9/1/2037          10/1/2007      8/24/2007                  763   R                    1   Y                             10   Single Family                 N                      N                                            0                    0    89.98
    173071060         1     89436          471583.56       3022.27              29         590000            590000         472000        6.625         0            1   NV            80                 359            360       8/1/2037           9/1/2007      7/10/2007                  719   P                    1   N                             10   Single Family                 N                      N                                            0                    0    89.99
    178598330         1     90630             488000       3124.72               5         610000            610000         488000        6.625         0            1   CA            80                 360            360       9/1/2037          10/1/2007      8/30/2007                  798   P                    1   N                             10   Single Family                 N                      N                                            0                    0       80
    172529487         1     91340             560000       3820.19               5         700000                 0         560000         7.25         0            1   CA            80                 360            360       9/1/2037          10/1/2007       8/3/2007                  660   R                    1   Y                             10   Single Family                 Y                      N                                           60                    0       90
    172826566         1     55446          539475.15        3281.1              24         730000            675000         540000        6.125         0            1   MN            80                 359            360       8/1/2037           9/1/2007      7/30/2007                  792   P                    1   N                             35   PUD                           N                      N                                            0                    0       95
    178851485         1      1776             760000       4929.35              22         950000            950000         760000         6.75         0            1   MA            80                 360            360       9/1/2037          10/1/2007       9/6/2007                  724   P                    1   N                             10   Single Family                 N                      N                                            0                    0      100
    172524374         1     32836             760000       4929.35              10         950000            950000         760000         6.75         0            1   FL            80                 360            360       9/1/2037          10/1/2007      8/24/2007                  780   P                    1   N                             35   PUD                           N                      N                                            0                    0       80
    172734376         1     92020          611446.74       3868.26               5         765000                 0         612000          6.5         0            1   CA            80                 359            360       8/1/2037           9/1/2007      7/16/2007                  723   R                    1   N                             10   Single Family                 N                      N                                            0                    0       80
    172872964         1      7043             696500       4517.49              31         995000            995000         696500         6.75         0            1   NJ            70                 360            360       9/1/2037          10/1/2007      8/30/2007                  778   P                    1   N                             10   Single Family                 N                      N                                            0                    0       70
    177175344         1      1701             780000       5059.07              22         975000            975000         780000         6.75         0            1   MA            80                 360            360      10/1/2037          11/1/2007       9/6/2007                  795   P                    1   N                             10   Single Family                 N                      N                                            0                    0       95
    177028230         1     20854             780000       5059.07              21         994000            975000         780000         6.75         0            1   MD            80                 360            360       9/1/2037          10/1/2007       9/7/2007                  783   P                    1   N                             10   Single Family                 N                      N                                            0                    0    89.99
    172176460         1     22903             628000        4073.2              47         785000            785000         628000         6.75         0            1   VA            80                 360            360       9/1/2037          10/1/2007      8/22/2007                  699   P                    1   N                             35   PUD                           N                      N                                            0                    0       80
    179379686         1     93444             616000       3944.32               5         770000            770000         616000        6.625         0            1   CA            80                 360            360      10/1/2037          11/1/2007      9/19/2007                  710   P                    1   N                             10   Single Family                 N                      N                                            0                    0       95
    178199962         1     91902             545850       3585.85               5         900000                 0         545850        6.875         0            1   CA         60.65                 360            360      10/1/2037          11/1/2007      8/28/2007                  779   R                    1   Y                             10   Single Family                 N                      N                                            0                    0    60.65
    179236892         1     34134             568000       3731.36              10         710000            710000         568000        6.875         0            1   FL            80                 360            360      10/1/2037          11/1/2007      9/17/2007                  768   P                    3   N                             20   Condominium                   N                      N                                            0                    0       80
    177992757         1     20723             536000       3476.49              21         670000            670000         536000         6.75         0            1   MD            80                 360            360      10/1/2037          11/1/2007      9/17/2007                  756   P                    1   N                             35   PUD                           N                      N                                            0                    0    87.46
    172519397         1     96161             450000       2844.31               5         600000                 0         450000          6.5         0            1   CA            75                 360            360       9/1/2037          10/1/2007       8/1/2007                  732   R                    1   Y                             10   Single Family                 N                      N                                            0                    0       75
    173098224         1     63144             464000        2932.8              26         610000            580000         464000          6.5         0            1   MO            80                 360            360       9/1/2037          10/1/2007      8/16/2007                  724   P                    1   N                             10   Single Family                 N                      N                                            0                    0       95
    176460474         1     10014             460000       2684.44              33        1150000           1200000         460000         5.75         0            1   NY            40                 360            360      10/1/2037          11/1/2007      9/11/2007                  748   P                    1   N                             90   Co-Op                         N                      N                                            0                    0       40
    178300146         1     95330             464000        3009.5               5         580000                 0         464000         6.75         0            1   CA            80                 360            360      10/1/2037          11/1/2007       9/7/2007                  714   R                    1   N                             10   Single Family                 N                      N                                            0                    0    89.48
    172729512         1     19067             707600       4589.49              39         885000            884500         707600         6.75         0            1   PA            80                 360            360       9/1/2037          10/1/2007      8/23/2007                  751   P                    1   N                             10   Single Family                 N                      N                                            0                    0    89.99
    172468719         1     92865          474138.85       3002.33               5         640000            625000         475000          6.5         0            1   CA            76                 358            360       7/1/2037           8/1/2007      6/25/2007                  801   P                    1   N                             35   PUD                           N                      N                                            0                    0       76
    172828342         1     92782          534704.29       3338.96               5         687000            669000         535200        6.375         0            1   CA            80                 359            360       8/1/2037           9/1/2007      7/27/2007                  728   P                    1   N                             20   Condominium                   N                      N                                            0                    0    94.02
    176694796         1     60007          147878.68        984.65              14         185000            185000         148000            7         0            1   IL            80                 359            360       8/1/2037           9/1/2007      7/30/2007                  780   P                    1   N                             20   Condominium                   N                      N                                            0                    0      100
    172916057         1     92110          319724.48       2075.52               5         400000            400000         320000         6.75         0            1   CA            80                 359            360       8/1/2037           9/1/2007      7/20/2007                  774   P                    1   N                             20   Condominium                   N                      N                                            0                    0    99.99
    168745741         1     33025             172425       1118.35              10         233000            229900         172425         6.75         0            1   FL            75                 360            360       9/1/2037          10/1/2007      8/23/2007                  660   P                    1   N                             20   Condominium                   N                      N                                            0                    0       75
    158357180         1      2739          561812.27       4276.76              22         710000                 0         568000        6.625         0            1   MA            80                 235            240       4/1/2027           5/1/2007      3/23/2007                  737   R                    1   Y                             10   Single Family                 N                      N                                            0                    0       90
    172286195         1     91941             344000       2006.67               5         432000            430000         344000            7         0            1   CA            80                 359            360       8/1/2037           9/1/2007      6/29/2007                  747   P                    1   N                             10   Single Family                 N                      Y                                            0                  120      100
    165259187         1     94014          401169.63        2131.3               5         502000                 0         401600        6.375         0            1   CA            80                 355            360       4/1/2037           5/1/2007      3/28/2007                  741   R                    1   N                             20   Condominium                   N                      Y                                            0                  120       90
    162092766         1     92054             437200       2140.46               5         546500            546500         437200        5.875         0            1   CA            80                 357            360       6/1/2037           7/1/2007       5/1/2007                  753   P                    1   N                             20   Condominium                   N                      Y                                            0                  120       90
    172685506         1     95687             424120       2164.78               5         532000            530150         424120        6.125         0            1   CA            80                 360            360       9/1/2037          10/1/2007      8/21/2007                  742   P                    1   N                             35   PUD                           N                      Y                                            0                  120       90
    172451405         1     92606             465600          2231               5         582000            582000         465600         5.75         0            1   CA            80                 359            360       8/1/2037           9/1/2007       7/1/2007                  733   P                    1   N                             20   Condominium                   N                      Y                                            0                  120       80
    162555664         1     90094             432800       2254.17               5         573000            541000         432800         6.25         0            1   CA            80                 357            360       6/1/2037           7/1/2007      5/16/2007                  795   P                    1   N                             20   Condominium                   N                      Y                                            0                  120       90
    162016421         1     92880             460000       2347.92               5         619000            575000         460000        6.125         0            1   CA            80                 357            360       6/1/2037           7/1/2007       5/3/2007                  743   P                    1   N                             10   Single Family                 N                      Y                                            0                  120       80
    162081981         1     92606             462400       2360.17               5         578000            578000         462400        6.125         0            1   CA            80                 357            360       6/1/2037           7/1/2007       5/2/2007                  721   P                    1   N                             20   Condominium                   N                      Y                                            0                  120       90
    168024977         1     93436             480000          2450               5         600000            628850         480000        6.125         0            1   CA            80                 360            360       9/1/2037          10/1/2007      8/30/2007                  757   P                    1   N                             35   PUD                           N                      Y                                            0                  120    89.99
    159260193         1     93455             496000       2583.33               5         630000            620000         496000         6.25         0            1   CA            80                 353            360       2/1/2037           3/1/2007      1/22/2007                  726   P                    1   N                             10   Single Family                 Y                      Y                                           36                  120       95
    172556114         1     20603             472000          2655              21         625000            590000         472000         6.75         0            1   MD            80                 360            360       9/1/2037          10/1/2007       8/8/2007                  661   P                    1   N                             35   PUD                           N                      Y                                            0                  120      100
    179685043         1     23457             490000       2705.21              47         615000            612500         490000        6.625         0            1   VA            80                 360            360      10/1/2037          11/1/2007      9/12/2007                  676   P                    1   N                             10   Single Family                 N                      Y                                            0                  120       80
    169292295         1     92691          546425.62       2732.13               5         725000            685000         548000            6         0            1   CA            80                 355            360       4/1/2037           5/1/2007      3/29/2007                  740   P                    1   N                             10   Single Family                 N                      Y                                            0                  120    94.89
    162978136         1     95762             511936       2772.99               5         640000            639920         511936          6.5         0            1   CA            80                 360            360       9/1/2037          10/1/2007       8/8/2007                  777   P                    1   N                             10   Single Family                 N                      Y                                            0                  120       80
    177949600         1     84098             499200          2860              45         644000            624000         499200        6.875         0            1   UT            80                 360            360      10/1/2037          11/1/2007       9/6/2007                  732   P                    1   N                             10   Single Family                 N                      Y                                            0                  120       95
    173106273         1     92122             523200        2888.5               5         660000            654000         523200        6.625         0            1   CA            80                 360            360       9/1/2037          10/1/2007      7/31/2007                  789   P                    1   N                             10   Single Family                 N                      Y                                            0                  120       90
    172597855         1     20007             540000          2925               9         676500            675000         540000          6.5         0            1   DC            80                 360            360       9/1/2037          10/1/2007       9/5/2007                  782   P                    3   N                             20   Condominium                   N                      Y                                            0                  120       80
    177013289         1     81631             522444       2993.17               6         675000            653055         522444        6.875         0            1   CO            80                 360            360      10/1/2037          11/1/2007       9/7/2007                  745   P                    1   N                             35   PUD                           N                      Y                                            0                  120       80
    172765124         1     20170             534400          3006              47         672000            668000         534400         6.75         0            1   VA            80                 359            360       8/1/2037           9/1/2007      7/18/2007                  711   P                    1   N                             35   PUD                           N                      Y                                            0                  120    87.49
    172470471         1     98023             554360       3118.28              48         695000            692950         554360         6.75         0            1   WA            80                 360            360       9/1/2037          10/1/2007       8/9/2007                  746   P                    1   N                             35   PUD                           N                      Y                                            0                  120       80
    176262726         1     95667             568000          3195               5         710000                 0         568000         6.75         0            1   CA            80                 360            360      10/1/2037          11/1/2007      9/14/2007                  758   R                    1   N                             35   PUD                           N                      Y                                            0                  120    89.44
    176375202         1     80026             632000       3291.67               6         830000            790000         632000         6.25         0            1   CO            80                 358            360       7/1/2037           8/1/2007       6/8/2007                  773   P                    1   N                             35   PUD                           N                      Y                                            0                  120       90
    178105247         1     22101             632000        3357.5              47         790000                 0         632000        6.375         0            1   VA            80                 360            360       9/1/2037          10/1/2007      8/27/2007                  722   R                    1   N                             10   Single Family                 N                      Y                                            0                  120    87.15
    168783053         1     84065             716000       3505.42              45         895000                 0         716000        5.875         0            1   UT            80                 354            360       3/1/2037           4/1/2007       2/9/2007                  692   R                    1   N                             10   Single Family                 Y                      Y                                           36                  120       95
    173106569         1     93430             637500       3519.53               5         850000            850000         637500        6.625         0            1   CA            75                 360            360       9/1/2037          10/1/2007       8/1/2007                  787   P                    3   N                             10   Single Family                 N                      Y                                            0                  120       75
    162016357         1     90094             719200       3670.92               5         899000            899000         719200        6.125         0            1   CA            80                 357            360       6/1/2037           7/1/2007       5/1/2007                  764   P                    1   N                             20   Condominium                   N                      Y                                            0                  120       80
    172895206         1     11215             700000        3937.5              33         875000                 0         700000         6.75         0            2   NY            80                 360            360      10/1/2037          11/1/2007       9/7/2007                  712   R                    1   Y                             25   2-4 Family                    N                      Y                                            0                  120       80
    176375186         1     87047          759587.28       4114.43              32         950000                 0         760000          6.5         0            1   NM            80                 357            360       6/1/2037           7/1/2007       5/8/2007                  725   R                    1   N                             35   PUD                           N                      Y                                            0                  120       90
    173092959         1     90230             760000       4195.83               5         950000            950000         760000        6.625         0            1   CA            80                 359            360       8/1/2037           9/1/2007       7/3/2007                  749   P                    1   N                             10   Single Family                 N                      Y                                            0                  120     89.9
    168974341         1     92130          895290.55       4685.06               5        1160000           1125000         900000         6.25         0            1   CA            80                 356            360       5/1/2037           6/1/2007       4/3/2007                  739   P                    1   N                             35   PUD                           N                      Y                                            0                  120       85
    170300838         1     92373             951992       5255.79               5        1190000           1189990         951992        6.625         0            1   CA            80                 360            360      10/1/2037          11/1/2007      9/14/2007                  680   P                    1   N                             10   Single Family                 N                      Y                                            0                  120      100
    168080481         1     92883             949276       5438.56               5        1250000           1186595         949276        6.875         0            1   CA            80                 360            360       9/1/2037          10/1/2007       8/8/2007                  739   P                    1   N                             35   PUD                           N                      Y                                            0                  120       90
    168782829         1     94303            1397500       6696.35               5        2150000                 0        1397500         5.75         0            1   CA            65                 354            360       3/1/2037           4/1/2007      2/23/2007                  723   R                    1   N                             10   Single Family                 Y                      Y                                           36                  120    84.53
    151068022         1     55424         1724635.08       9162.12              24        2500000                 0        1863000        6.375         0            1   MN         74.52                 357            360       6/1/2037           7/1/2007     10/24/2006                  795   R                    1   N                             10   Single Family                 N                      Y                                            0                  120    74.52
    169001245         1     85242          575908.89       3552.73               3         725000            721258      577006.72         6.25         0            1   AZ            80                 358            360       7/1/2037           8/1/2007      6/11/2007                  763   P                    1   N                             35   PUD                           N                      N                                            0                    0       90
    128145255         1     81631          546319.75        3581.6               6         785000         690255.75         552205         6.75         0            1   CO            80                 348            360       9/1/2036          10/1/2006      8/31/2006                  731   P                    1   N                             35   PUD                           Y                      N                                           60                    0    90.49
    159441278         1     32937          490877.14       3034.02              10         616000            615952         492762         6.25         0            1   FL            80                 356            360       5/1/2037           6/1/2007       4/9/2007                  756   P                    1   N                             35   PUD                           N                      N                                            0                    0       80
    161664441         1     98092             596987       3109.31              48         747000            746233         596988         6.25         0            1   WA            80                 357            360       6/1/2037           7/1/2007       5/8/2007                  778   P                    1   N                             35   PUD                           N                      Y                                            0                  120    89.99
    172315902         1      7450             600000          3375              31        1000000            998000         600000         6.75         0            1   NJ         60.12                 360            360       9/1/2037          10/1/2007      8/31/2007                  756   P                    1   N                             10   Single Family                 N                      Y                                            0                  120    60.12
    178375154         1     22124             520000       2816.67              47         680000                 0         520000          6.5         0            1   VA         76.47                 360            360       9/1/2037          10/1/2007      8/30/2007                  788   R                    1   N                             10   Single Family                 N                      Y                                            0                  120    76.47
    173085262         1     33178             603000       3811.38              10         830000                 0         603000          6.5         0            1   FL         72.65                 360            360       9/1/2037          10/1/2007      8/23/2007                  711   R                    1   N                             35   PUD                           N                      N                                            0                    0    72.65
    161619795         1     90275           846310.8       6089.67               5        1450000                 0         850000            6         0            1   CA         58.62                 238            240       7/1/2027           8/1/2007      6/14/2007                  753   R                    1   Y                             10   Single Family                 N                      N                                            0                    0    58.62
    178008800         1     98021             515000       3255.15              48         650000                 0         515000          6.5         0            1   WA         79.23                 360            360      10/1/2037          11/1/2007      9/14/2007                  692   R                    1   Y                             10   Single Family                 N                      N                                            0                    0    79.23
    172573180         1     98005             900000       5837.39              48        1300000           1300000         900000         6.75         0            1   WA         69.23                 360            360       9/1/2037          10/1/2007      8/14/2007                  729   P                    1   N                             10   Single Family                 N                      N                                            0                    0    69.23
    165311287         1     92127             601000       3798.73               5         775500            775276         601000          6.5         0            1   CA         77.52                 360            360      10/1/2037          11/1/2007       9/7/2007                  799   P                    1   N                             35   PUD                           N                      N                                            0                    0    77.52
    143761231         1     32541          422539.53       2606.61              10         610000                 0         423345         6.25         0            1   FL          69.4                 358            360       7/1/2037           8/1/2007      8/25/2006                  718   R                    1   N                             35   PUD                           N                      N                                            0                    0     69.4
    179227334         1     80918             435000        2749.5               6         550000                 0         435000          6.5         0            1   CO         79.09                 360            360      10/1/2037          11/1/2007      9/12/2007                  769   R                    1   N                             35   PUD                           N                      N                                            0                    0    87.24
    143719854         1     27358          796109.17       4966.68              34        1000000                 0      796109.17        6.375         0            1   NC         79.61                 360            360       9/1/2037          10/1/2007     12/15/2006                  766   R                    1   N                             35   PUD                           N                      N                                            0                    0    79.61
    177481242         1     55125             436000       2791.76              24         935000                 0         436000        6.625         0            1   MN         46.63                 360            360      10/1/2037          11/1/2007      9/14/2007                  790   R                    1   Y                             10   Single Family                 N                      N                                            0                    0    46.63
    172137359         1     53211             520000       3416.03              50         760000                 0         520000        6.875         0            1   WI         68.42                 360            360       9/1/2037          10/1/2007      8/22/2007                  686   R                    1   Y                             10   Single Family                 N                      N                                            0                    0    68.42
    178000404         1     94703             472500       3103.99               5         760000                 0         472500        6.875         0            1   CA         62.17                 360            360      10/1/2037          11/1/2007      9/10/2007                  727   R                    1   Y                             10   Single Family                 N                      N                                            0                    0    62.17
    161513106         1     94549          547577.88       3900.81               5         900000                 0         550000        5.875         0            1   CA         61.11                 238            240       7/1/2027           8/1/2007      6/18/2007                  796   R                    1   N                             10   Single Family                 N                      N                                            0                    0    61.11
    176374930         1     85331          639836.13       3465.85               3         900000                 0         640000          6.5         0            1   AZ         71.11                 357            360       6/1/2037           7/1/2007      5/23/2007                  766   R                    1   N                             10   Single Family                 N                      Y                                            0                  120    71.11
    177547351         1     22207             535000       3425.66              47         935000            910000         535000        6.625         0            1   VA         58.79                 360            360      10/1/2037          11/1/2007       9/7/2007                  724   P                    1   N                             10   Single Family                 N                      N                                            0                    0    58.79
    178722172         1     92109             682100       4311.34               5         900000            880000         682100          6.5         0            1   CA         77.51                 360            360      10/1/2037          11/1/2007       9/4/2007                  710   P                    1   N                             10   Single Family                 N                      N                                            0                    0    77.51
    149964953         1     95742             232700       1211.98               5         317000            290906         232700         6.25         0            1   CA         79.99                 354            360       3/1/2037           4/1/2007       2/9/2007                  722   P                    1   N                             35   PUD                           N                      Y                                            0                  180      100
    150295487         1     60423             663930       4306.24              14         830000                 0         663930         6.75         0            1   IL         79.99                 360            360       9/1/2037          10/1/2007     11/21/2006                  767   R                    1   N                             10   Single Family                 N                      N                                            0                    0    79.99
    172640181         1     97367             595000       3408.85              38         950000                 0         595000        6.875         0            1   OR         62.63                 360            360       9/1/2037          10/1/2007      8/22/2007                  798   R                    1   Y                             10   Single Family                 N                      Y                                            0                  120    62.63
    172476072         1     92880           464256.8       2939.75               5         583000            581436         465100          6.5         0            1   CA         79.99                 358            360       7/1/2037           8/1/2007      6/25/2007                  789   P                    1   N                             10   Single Family                 N                      N                                            0                    0    89.97
    178805813         1     96816            1100000       6862.57              12        1690000           1675000        1100000        6.375         0            1   HI         65.67                 360            360      10/1/2037          11/1/2007      9/11/2007                  775   P                    1   N                             10   Single Family                 N                      N                                            0                    0    65.67
    172824141         1     45244             529000       3171.63              36         662000            661318         529000            6         0            1   OH         79.99                 360            360       9/1/2037          10/1/2007      8/13/2007                  784   P                    1   N                             35   PUD                           N                      N                                            0                    0    79.99
    177316152         1      6812             900000        5762.8               7        1780000                 0         900000        6.625         0            1   CT         50.56                 360            360      10/1/2037          11/1/2007       9/6/2007                  771   R                    1   Y                             10   Single Family                 Y                      N                                           60                    0    50.56
    162516867         1     92009             972293       5165.31               5        1452000           1451793         972293        6.375         0            1   CA         66.97                 358            360       7/1/2037           8/1/2007      6/26/2007                  700   P                    1   N                             35   PUD                           N                      Y                                            0                  120    66.97
    179232254         1     92653             515000        3297.6               5        1010000           1007000         515000        6.625         0            1   CA         51.14                 360            360      10/1/2037          11/1/2007      9/14/2007                  737   P                    1   N                             10   Single Family                 N                      N                                            0                    0    51.14
    155851229         1     55077          761199.37       4748.89              24         977500                 0      761199.37        6.375         0            1   MN         77.87                 360            360       9/1/2037          10/1/2007      1/18/2007                  713   R                    1   N                             10   Single Family                 N                      N                                            0                    0    77.87
    171832611         1     31410          199836.07        1330.6              11         440000            438000         200000            7         0            1   GA         45.66                 359            360       8/1/2037           9/1/2007      7/24/2007                  680   P                    1   N                             10   Single Family                 N                      N                                            0                    0    45.66
    172472944         1     85310          480626.35       3043.41               3         621000            601934         481500          6.5         0            1   AZ         79.99                 358            360       7/1/2037           8/1/2007      6/25/2007                  783   P                    1   N                             35   PUD                           N                      N                                            0                    0    97.73
    161348301         1     92880          431949.57       2294.73               5         554000            539990         431950        6.375         0            1   CA         79.99                 356            360       5/1/2037           6/1/2007      4/23/2007                  699   P                    1   N                             10   Single Family                 N                      Y                                            0                  120    99.98
    179181917         1     91775             520000       3286.75               5         720000            720000         520000          6.5         0            1   CA         72.22                 360            360       9/1/2037          10/1/2007      8/31/2007                  732   P                    1   N                             10   Single Family                 N                      N                                            0                    0    72.22
    168223265         1     75835             425000       2480.18              44         531500                 0         425000         5.75         0            1   TX         79.96                 360            360      10/1/2037          11/1/2007      9/10/2007                  769   R                    1   N                             35   PUD                           N                      N                                            0                    0    79.96
    178967349         1     20603             475000        2622.4              21         605000                 0         475000        6.625         0            1   MD         78.51                 360            360      10/1/2037          11/1/2007      8/30/2007                  691   R                    1   N                             10   Single Family                 N                      Y                                            0                  120    78.51
    140694215         1     55901          706655.12          4351              24        1250000                 0      706655.12         6.25         0            1   MN         56.53                 360            360       9/1/2037          10/1/2007      9/22/2006                  763   R                    1   N                             10   Single Family                 N                      N                                            0                    0    56.53
     31783413         1      2481          279373.69       1758.48              22         730000            725000         400000        5.875         0            1   MA         55.17                 308            360       5/1/2033           6/1/2003      4/30/2003                  755   P                    1   N                             10   Single Family                 N                      N                                            0                    0    55.17
    172996667         1     93619             523000        2887.4               5         660000                 0         523000        6.625         0            1   CA         79.24                 360            360       9/1/2037          10/1/2007      8/21/2007                  687   R                    1   Y                             10   Single Family                 N                      Y                                            0                  120    79.24
    172826094         1     92606             480000       2400.35               5         600500            600244         480150            6         0            1   CA         79.99                 359            360       8/1/2037           9/1/2007       7/1/2007                  756   P                    1   N                             20   Condominium                   N                      Y                                            0                  120    79.99
    178433206         1     12533             510000       2921.88              33         685000            691876         510000        6.875         0            1   NY         74.45                 360            360      10/1/2037          11/1/2007      9/10/2007                  767   P                    1   N                             35   PUD                           N                      Y                                            0                  120    74.45
    172481177         1     92336             488300       2390.64               5         615000            610430         488300        5.875         0            1   CA         79.99                 360            360       9/1/2037          10/1/2007      8/13/2007                  720   P                    1   N                             35   PUD                           N                      Y                                            0                  120    89.99
    172481961         1     85255            1950000      12325.33               3        2710000        2707475.79        1950000          6.5         0            1   AZ         72.02                 360            360       9/1/2037          10/1/2007      8/22/2007                  732   P                    1   N                             35   PUD                           N                      N                                            0                    0    72.02
    172450341         1     55129          556467.66       3072.25              24         716000            695686         556500        6.625         0            1   MN         79.99                 358            360       7/1/2037           8/1/2007      6/29/2007                  782   P                    1   N                             35   PUD                           N                      Y                                            0                  120    99.99
    152028922         1     55901          445921.93        2637.8              24        1170000                 0      445921.93        5.875         0            1   MN         38.11                 360            360       9/1/2037          10/1/2007     10/26/2006                  720   R                    1   N                             10   Single Family                 N                      N                                            0                    0    38.11
    178775519         1     91001             700000       4367.09               5        1189000           1189000         700000        6.375         0            1   CA         58.87                 360            360      10/1/2037          11/1/2007      9/10/2007                  686   P                    1   N                             10   Single Family                 N                      N                                            0                    0       80
    172600096         1     28173             497000       3141.38              34         660000                 0         497000          6.5         0            1   NC          75.3                 360            360       9/1/2037          10/1/2007      8/27/2007                  728   R                    1   N                             35   PUD                           N                      N                                            0                    0     75.3
    179260834         1     91750             500000       3453.38               5         650000            650000         500000        7.375         0            1   CA         76.92                 360            360       9/1/2037          10/1/2007      8/30/2007                  738   P                    1   N                             10   Single Family                 Y                      N                                           60                    0       95
    161334899         1     92880             487950       2592.23               5         612000            609990         487950        6.375         0            1   CA         79.99                 356            360       5/1/2037           6/1/2007      4/18/2007                  738   P                    1   N                             10   Single Family                 N                      Y                                            0                  120    89.99
    175802879         1     95035             470000       3048.41               5         630000                 0         470000         6.75         0            1   CA          74.6                 360            360      10/1/2037          11/1/2007       9/4/2007                  700   R                    1   N                             10   Single Family                 N                      N                                            0                    0       80
    177923718         1     94022            1000000       6320.68               5        2350000           2350000        1000000          6.5         0            1   CA         42.55                 360            360      10/1/2037          11/1/2007      8/31/2007                  756   P                    1   N                             10   Single Family                 N                      N                                            0                    0       75
    180423826         1     97205             550000       3431.28              38         750000            750000         550000        6.375         0            1   OR         73.33                 360            360      10/1/2037          11/1/2007      9/19/2007                  754   P                    1   N                             10   Single Family                 N                      N                                            0                    0    73.33
    178140947         1     95762             455000       2606.77               5         685000                 0         455000        6.875         0            1   CA         66.42                 360            360      10/1/2037          11/1/2007       9/4/2007                  749   R                    1   Y                             10   Single Family                 N                      Y                                            0                  120    66.42
    161051608         1     92865             435300       2221.84               5         569000            544170         435300        6.125         0            1   CA         79.99                 356            360       5/1/2037           6/1/2007       4/1/2007                  777   P                    1   N                             20   Condominium                   N                      Y                                            0                  120    99.99
    179237206         1     90255             420000          2275               5         575000                 0         420000          6.5         0            1   CA         73.04                 360            360       9/1/2037          10/1/2007      8/27/2007                  752   R                    1   Y                             10   Single Family                 N                      Y                                            0                  120    73.04
    161904223         1     91381          492943.93       3654.25               5        1150000                 0         495000        6.375         0            1   CA         43.04                 238            240       7/1/2027           8/1/2007       6/7/2007                  804   R                    1   N                             35   PUD                           N                      N                                            0                    0    43.04
    162075436         1     33569             245500       1253.07              10         320000            306900         245500        6.125         0            1   FL         79.99                 357            360       6/1/2037           7/1/2007      5/18/2007                  709   P                    1   N                             35   PUD                           N                      Y                                            0                  180    79.99
    162016221         1     92880          546244.39        3328.8               5         703000            702971         547850        6.125         0            1   CA         77.93                 357            360       6/1/2037           7/1/2007      5/11/2007                  662   P                    1   N                             10   Single Family                 N                      N                                            0                    0    77.93
    169326228         1     94550             972000        6143.7               5        1219978           1219978         972000          6.5         0            1   CA         79.67                 360            360      10/1/2037          11/1/2007      9/10/2007                  742   P                    1   N                             35   PUD                           N                      N                                            0                    0    79.67
    172155801         1      2648             285000        1662.5              22         388000                 0         285000            7         0            1   MA         73.45                 358            360       7/1/2037           8/1/2007      6/20/2007                  779   R                    3   Y                             10   Single Family                 N                      Y                                            0                  120    73.45
    179055874         1     82609             606000       3880.28              51         880000                 0         606000        6.625         0            1   WY         68.86                 360            360      10/1/2037          11/1/2007      9/11/2007                  741   R                    1   N                             10   Single Family                 N                      N                                            0                    0    68.86
    176374962         1     80498             648800       3446.75               6         881000            880000         650000        6.375         0            1   CO         73.86                 358            360       7/1/2037           8/1/2007       6/1/2007                  772   P                    1   N                             35   PUD                           N                      Y                                            0                  120       95
    172615674         1     95004             490000       2654.17               5         810000                 0         490000          6.5         0            1   CA         60.49                 360            360       9/1/2037          10/1/2007       8/9/2007                  789   R                    1   N                             10   Single Family                 N                      Y                                            0                  120    60.49
    179351171         1     95452            1200000          6250               5        2355000           2350000        1200000         6.25         0            1   CA         51.06                 360            360      10/1/2037          11/1/2007      9/14/2007                  793   P                    3   N                             35   PUD                           N                      Y                                            0                  120    51.06
    178474420         1     93063             508000        3337.2               5         650000                 0         508000        6.875         0            1   CA         78.15                 360            360      10/1/2037          11/1/2007       9/5/2007                  764   R                    1   N                             10   Single Family                 N                      N                                            0                    0    78.15
    161083004         1     92027          456205.72       2782.86               5         580000            572544         458000        6.125         0            1   CA         79.99                 356            360       5/1/2037           6/1/2007      4/13/2007                  787   P                    1   N                             35   PUD                           N                      N                                            0                    0    79.99
    144541842         1     46307          486056.45       3112.27              15         550000                 0      486056.45        6.625         0            1   IN         88.37                 360            360       9/1/2037          10/1/2007      9/28/2006                  772   R                    1   N                             10   Single Family                 N                      N                                            0                    0    88.37
    172562659         1     93065             490000       3545.94               5         825000                 0         490000        6.125         0            1   CA         59.39                 240            240       9/1/2027          10/1/2007      8/20/2007                  702   R                    1   Y                             35   PUD                           N                      N                                            0                    0    59.39
    172788943         1     94503             543200       3344.58               5         713000            679900         543200         6.25         0            1   CA         79.89                 360            360       9/1/2037          10/1/2007      8/17/2007                  778   P                    1   N                             10   Single Family                 N                      N                                            0                    0    79.89
    161075939         1     92782             463200       2364.25               5         579500            579042         463200        6.125         0            1   CA         79.99                 356            360       5/1/2037           6/1/2007      4/16/2007                  766   P                    1   N                             20   Condominium                   N                      Y                                            0                  180    94.99
    172707453         1     20132             567000       3071.25              47         720000            717048         567000          6.5         0            1   VA         79.07                 360            360       9/1/2037          10/1/2007      8/30/2007                  811   P                    1   N                             35   PUD                           N                      Y                                            0                  120    79.07
    148833295         1     21030             800000       5122.49              21        1150000           1008138         800000        6.625         0            1   MD         79.35                 360            360       9/1/2037          10/1/2007      8/17/2007                  806   P                    1   N                             35   PUD                           N                      N                                            0                    0    79.35
    172133823         1     85295             428400       2365.13               3         557000            535538         428400        6.625         0            1   AZ         79.99                 360            360       9/1/2037          10/1/2007      8/22/2007                  752   P                    1   N                             35   PUD                           N                      Y                                            0                  120    89.99
    158791466         1     20711          748517.68       4669.78              21         939000                 0      748517.68        6.375         0            1   MD         79.71                 360            360       9/1/2037          10/1/2007      2/23/2007                  724   R                    1   N                             10   Single Family                 N                      N                                            0                    0    79.71
    175991685         1      2478             580000        3713.8              22         980000            978500         580000        6.625         0            1   MA         59.27                 360            360       9/1/2037          10/1/2007       9/7/2007                  769   P                    1   N                             10   Single Family                 N                      N                                            0                    0    84.82
    154888330         1     53578           720662.3       4495.99              50        1135000                 0       720662.3        6.375         0            1   WI         63.49                 360            360       9/1/2037          10/1/2007     12/27/2006                  718   R                    1   N                             10   Single Family                 N                      N                                            0                    0    63.49
    152844468         1     95632          574553.78       3444.74               5         850000                 0      574553.78            6         0            1   CA         67.59                 360            360       9/1/2037          10/1/2007      12/5/2006                  784   R                    1   N                             10   Single Family                 N                      N                                            0                    0    67.59
    165676692         1     34288          191564.46        1199.1              10         260000                 0      192203.92        6.375         0            1   FL         73.92                 357            360       7/1/2037           8/1/2007      4/30/2007                  665   R                    1   N                             10   Single Family                 Y                      N                                           60                    0    73.92
    172092665         1     90066             459000       2901.19               5         580000            579658         459000          6.5         0            1   CA         79.18                 360            360       9/1/2037          10/1/2007      8/23/2007                  688   P                    1   N                             20   Condominium                   N                      N                                            0                    0    79.18
    177088044         1     15143             520000       3286.75              39         850000            820000         520000          6.5         0            1   PA         63.41                 360            360      10/1/2037          11/1/2007      9/11/2007                  784   P                    1   N                             10   Single Family                 N                      N                                            0                    0     87.8
    177168132         1     20152             690400        4307.2              47         866000            863379         690400        6.375         0            1   VA         79.96                 360            360      10/1/2037          11/1/2007      9/11/2007                  728   P                    1   N                             35   PUD                           N                      N                                            0                    0    79.96
    163277829         1     13164          227048.28       1456.39              33         234000            233243         227451        6.625         0            1   NY         97.51                 358            360       7/1/2037           8/1/2007      6/25/2007                  672   P                    1   N                             10   Single Family                 N                      N                                            0                    0    97.51
    162425648         1     44053          191446.26       1184.58              36         204000            197290         192391         6.25         0            1   OH         97.51                 355            360       6/1/2037           7/1/2007      5/30/2007                  767   P                    1   N                             35   PUD                           N                      N                                            0                    0    97.51
    171940809         1     44240          173287.83       1111.55              36         178015            178015         173595        6.625         0            1   OH         97.51                 358            360       7/1/2037           8/1/2007      6/29/2007                  738   P                    1   N                             35   PUD                           N                      N                                            0                    0    97.51
    172002702         1     13041          272524.17       1679.57              33         282000            279728         272783         6.25         0            1   NY         97.51                 359            360       8/1/2037           9/1/2007       7/6/2007                  727   P                    1   N                             10   Single Family                 N                      N                                            0                    0    97.51
    171821562         1     15642          277349.92       1733.52              39         288000            284940         277866        6.375         0            1   PA         97.51                 358            360       7/1/2037           8/1/2007      6/28/2007                  708   P                    1   N                             35   PUD                           N                      N                                            0                    0    97.51
    161710222         1     44202          183202.03       1162.03              36         188565            188565         183846          6.5         0            1   OH         97.49                 357            360       6/1/2037           7/1/2007      5/11/2007                  751   P                    1   N                             35   PUD                           N                      N                                            0                    0    97.49
    177345593         2     78212             650000       4489.39              44        1600000                 0         650000        7.375         0            1   TX         40.63                 360            360      10/1/2037          11/1/2007       9/7/2007                  756   R                    1   Y                             10   Single Family                 N                      N                                            0                    0    40.63
    179533991         2     90740            1000000       6653.02               5        1280000           1310000        1000000            7         0            1   CA         78.13                 360            360      10/1/2037          11/1/2007      8/31/2007                  774   P                    1   N                             10   Single Family                 N                      N                                            0                    0    78.13
    162361408         2     93311             451164       2963.83               5         730000            701164         451164        6.875         0            1   CA         64.35                 360            360       9/1/2037          10/1/2007      8/20/2007                  682   P                    1   N                             35   PUD                           N                      N                                            0                    0    64.35
    178150131         2     28460            1516000      10730.15              34        2634000                 0        1516000        7.625         0            1   NC         57.56                 360            360      10/1/2037          11/1/2007      9/10/2007                  703   R                    3   N                             10   Single Family                 N                      N                                            0                    0    57.56
    178296987         2     12564             446000        3118.5              33         575000                 0         446000          7.5         0            1   NY         77.57                 360            360      10/1/2037          11/1/2007      9/10/2007                  793   R                    1   N                             10   Single Family                 N                      N                                            0                    0    77.57
    172736921         2     11570             476000       2925.42              33         780000                 0         476000        7.375         0            1   NY         61.03                 360            360       9/1/2037          10/1/2007      8/17/2007                  757   R                    1   Y                             10   Single Family                 N                      Y                                            0                  120    61.03
    173153575         2     90035          480660.52       3445.94               5         967500                 0         481000         7.75         0            1   CA         49.72                 359            360       8/1/2037           9/1/2007      7/11/2007                  765   R                    1   N                             10   Single Family                 N                      N                                            0                    0    49.72
    158139890         2     85087          487584.77       3287.58               3         610000                 0         487975        7.125         0            1   AZ            80                 359            360       8/1/2037           9/1/2007      2/22/2007                  762   R                    1   N                             10   Single Family                 N                      N                                            0                    0       95
    179252984         2     32563             500000       3625.35              10         970000            955000         500000        7.875         0            1   FL         52.36                 360            360      10/1/2037          11/1/2007      9/12/2007                  712   P                    3   N                             35   PUD                           N                      N                                            0                    0    52.36
    172876460         2     20871             613200       4079.64              21         768000            766538         613200            7         0            1   MD            80                 360            360       9/1/2037          10/1/2007      8/30/2007                  745   P                    1   N                             35   PUD                           N                      N                                            0                    0       80
    173054642         2      7052             686800        4627.1              31         859940            859940         686800        7.125         0            1   NJ         79.87                 360            360       9/1/2037          10/1/2007      8/24/2007                  696   P                    1   N                             20   Condominium                   N                      N                                            0                    0    84.86
    177746794         2     92651            1000000       5833.33               5        1650000                 0        1000000            7         0            1   CA         60.61                 360            360      10/1/2037          11/1/2007      8/31/2007                  753   R                    1   Y                             10   Single Family                 N                      Y                                            0                  120    87.27
    172661583         2     80020             511800       3578.58               6         650000            639781         511800          7.5         0            1   CO            80                 360            360       9/1/2037          10/1/2007      8/27/2007                  779   P                    1   N                             35   PUD                           N                      N                                            0                    0    89.99
    171958515         2     48348             452700       3049.92              23         650000                 0         452700        7.125         0            1   MI         69.65                 360            360       9/1/2037          10/1/2007      8/24/2007                  754   R                    1   N                             35   PUD                           N                      N                                            0                    0    69.65
    172942604         2     10706             671000       3844.27              33         850000            839000         671000        6.875         0            1   NY         79.98                 360            360      10/1/2037          11/1/2007       9/7/2007                  699   P                    1   N                             10   Single Family                 N                      Y                                            0                  120    79.98
    172296596         2     97212             700000        4598.5              38        1075000           1075000         700000        6.875         0            1   OR         65.12                 360            360       9/1/2037          10/1/2007       8/9/2007                  781   P                    3   N                             10   Single Family                 N                      N                                            0                    0    65.12
    173178562         2     91766             620000       4021.31               5         865000                 0         620000         6.75         0            1   CA         71.68                 360            360       9/1/2037          10/1/2007       8/3/2007                  710   R                    1   Y                             10   Single Family                 N                      N                                            0                    0    71.68
    177949760         2     87571             700000       4716.03              32         935000                 0         700000        7.125         0            1   NM         74.87                 360            360      10/1/2037          11/1/2007      9/17/2007                  802   R                    3   Y                             10   Single Family                 N                      N                                            0                    0    74.87
    179303346         2     84606             680000       4533.33              45         965000                 0         680000            8         0            1   UT         70.47                 360            360      10/1/2037          11/1/2007      9/10/2007                  766   R                    1   N                             10   Single Family                 N                      Y                                            0                  120    83.68
    141361235         2     95013          552343.11       3681.94               5        1371000                 0      553423.84            7         0            1   CA         40.37                 358            360       8/1/2037           9/1/2007       8/7/2006                  702   R                    1   N                             10   Single Family                 Y                      N                                           60                    0    40.37
    172921834         2     28480             650000       4712.95              34        1200000                 0         650000        7.875         0            1   NC         54.17                 360            360       9/1/2037          10/1/2007      8/22/2007                  764   R                    3   Y                             35   PUD                           N                      N                                            0                    0    54.17
    173105801         2     90732             507100       2799.61               5         825000                 0         507100        6.625         0            1   CA         61.47                 359            360       8/1/2037           9/1/2007      7/30/2007                  793   R                    1   Y                             10   Single Family                 N                      Y                                            0                  120    61.47
    172141183         2     95762             600000          3625               5        1825000                 0         600000         7.25         0            1   CA         32.88                 360            360       9/1/2037          10/1/2007      7/31/2007                  790   R                    1   Y                             35   PUD                           N                      Y                                            0                  120    32.88
    163079468         2     89523             732950       4351.89              29         952000            916339         732950        7.125         0            1   NV         79.99                 359            360       8/1/2037           9/1/2007      7/13/2007                  737   P                    1   N                             35   PUD                           N                      Y                                            0                  120    79.99
    179429283         2     22079             495900       3638.74              47         635000            619900         495900            8         0            1   VA            80                 360            360      10/1/2037          11/1/2007       9/7/2007                  719   P                    1   N                             35   PUD                           N                      N                                            0                    0       80
    172038899         2     92078             564400       3174.75               5         706000            705528         564400         6.75         0            1   CA            80                 360            360       9/1/2037          10/1/2007       8/7/2007                  756   P                    1   N                             35   PUD                           N                      Y                                            0                  120       80
    175960513         2     92602             454500       2603.91               5         820000                 0         454500        6.875         0            1   CA         55.43                 360            360      10/1/2037          11/1/2007      9/13/2007                  767   R                    1   Y                             35   PUD                           N                      Y                                            0                  120    55.43
    172899311         2     20878             681419       5179.28              21        1282000           1281419         681419        8.375         0            1   MD         53.18                 360            360       9/1/2037          10/1/2007      8/24/2007                  795   P                    1   N                             35   PUD                           N                      N                                            0                    0    53.18
    171806496         2     19701             495000       3376.77               8         690000            678017         495000         7.25         0            1   DE         73.01                 360            360       9/1/2037          10/1/2007      8/27/2007                  749   P                    1   N                             10   Single Family                 N                      N                                            0                    0    73.01
    173407887         2     92009             515000       3383.18               5         875000                 0         515000        6.875         0            1   CA         58.86                 360            360       9/1/2037          10/1/2007      8/17/2007                  751   R                    1   N                             10   Single Family                 N                      N                                            0                    0    58.86
    172536080         2     81632             895000       5954.46               6        1325000           1325000         895000            7         0            1   CO         67.55                 360            360      10/1/2037          11/1/2007       9/4/2007                  736   P                    1   N                             35   PUD                           N                      N                                            0                    0    67.55
    179268729         2     95148             497300       3266.91               5         950000                 0         497300        6.875         0            1   CA         52.35                 360            360      10/1/2037          11/1/2007      9/11/2007                  760   R                    1   N                             10   Single Family                 N                      N                                            0                    0    52.35
    178435382         2     55436             987000       6168.75              24        1900000                 0         987000          7.5         0            1   MN         51.95                 360            360       9/1/2037          10/1/2007      8/20/2007                  791   R                    1   Y                             10   Single Family                 N                      Y                                            0                  120    51.95
    179338855         2     28562             637500        4241.3              34         800000                 0         637500            7         0            1   NC         79.69                 360            360      10/1/2037          11/1/2007      9/12/2007                  661   R                    1   Y                             35   PUD                           N                      N                                            0                    0    79.69
    173058075         2      7080             502000       3294.38              31         640000            640000         502000        7.875         0            1   NJ         78.44                 360            360       9/1/2037          10/1/2007      8/29/2007                  713   P                    1   N                             10   Single Family                 N                      Y                                            0                  120    78.44
    171969284         2      2458            1000000       6041.67              22        1523000           1480000        1000000         7.25         0            1   MA         67.57                 360            360       9/1/2037          10/1/2007      8/21/2007                  787   P                    1   N                             10   Single Family                 N                      Y                                            0                  120    89.99
    176975915         2     33157             450000       2956.18              10         755000            699000         450000        6.875         0            1   FL         64.38                 360            360      10/1/2037          11/1/2007      9/11/2007                  757   P                    1   N                             35   PUD                           N                      N                                            0                    0    64.38
    172688155         2      7876             445000       2688.54              31         615000                 0         445000         7.25         0            1   NJ         72.36                 360            360       9/1/2037          10/1/2007      8/11/2007                  688   R                    1   Y                             10   Single Family                 N                      Y                                            0                  120    72.36
    177917127         2     94022             865000       5827.67               5        1830000                 0         865000        7.125         0            1   CA         47.27                 360            360      10/1/2037          11/1/2007      9/11/2007                  802   R                    1   N                             10   Single Family                 N                      N                                            0                    0    47.27
    172174508         2     29685            1242750       7119.92              41        1745000                 0        1242750        6.875         0            1   SC         71.22                 360            360      10/1/2037          11/1/2007      9/28/2006                  779   R                    3   N                             35   PUD                           N                      Y                                            0                  120    71.22
    172104475         2     60657             700000       4716.03              14         900000            900000         700000        7.125         0            1   IL         77.78                 360            360       9/1/2037          10/1/2007      8/16/2007                  787   P                    1   N                             20   Condominium                   N                      N                                            0                    0    77.78
    172386279         2      3885             525000       3448.88              30         682000            675000         525000        6.875         0            1   NH         77.78                 360            360       9/1/2037          10/1/2007      8/31/2007                  789   P                    1   N                             10   Single Family                 N                      N                                            0                    0    77.78
    145311462         2     78266             621450       4082.48              44         655000                 0         621450        6.875         0            1   TX         94.88                 360            360       9/1/2037          10/1/2007      9/29/2006                  725   R                    1   N                             35   PUD                           N                      N                                            0                    0    94.88
    172520414         2     22102             565000       3236.98              47         900000            865000         565000        6.875         0            1   VA         65.32                 360            360       9/1/2037          10/1/2007      8/27/2007                  792   P                    1   N                             10   Single Family                 N                      Y                                            0                  120       90
    162619251         2     19970             801700       5537.14               8        1050000           1002151         801700        7.375         0            1   DE            80                 360            360      10/1/2037          11/1/2007       9/5/2007                  802   P                    1   N                             35   PUD                           N                      N                                            0                    0       80
    172260175         2     20105             506300        3058.9              47         633000            632890         506300         7.25         0            1   VA            80                 359            360       8/1/2037           9/1/2007      7/27/2007                  728   P                    1   N                             35   PUD                           N                      Y                                            0                  120    99.99
    176523411         2     33040             785000       5156.89              10        1350000                 0         785000        6.875         0            1   FL         58.15                 360            360      10/1/2037          11/1/2007      9/10/2007                  665   R                    1   Y                             10   Single Family                 N                      N                                            0                    0    58.15
    178961244         2     33062             679900       4461.84              10         850000            850000         679900        7.875         0            1   FL         79.99                 360            360       9/1/2037          10/1/2007      8/30/2007                  765   P                    1   N                             10   Single Family                 N                      Y                                            0                  120    89.99
    172812492         2      7052             653800       4460.07              31         819727            819727         653800         7.25         0            1   NJ         79.76                 360            360       9/1/2037          10/1/2007      8/23/2007                  769   P                    1   N                             20   Condominium                   N                      N                                            0                    0    79.76
    161790360         2     31024          649541.24       4656.68              11         820000                 0         650000         7.75         0            1   GA         79.27                 359            360       8/1/2037           9/1/2007      7/25/2007                  771   R                    1   N                             35   PUD                           N                      N                                            0                    0    93.65
    172450061         2     80123          483991.41       3306.85               6         614000            605950         484750         7.25         0            1   CO            80                 358            360       7/1/2037           8/1/2007      6/28/2007                  724   P                    1   N                             35   PUD                           N                      N                                            0                    0    89.98
    172605504         2     80123            1197000       7107.19               6        1660000                 0        1197000        7.125         0            1   CO         72.11                 360            360       9/1/2037          10/1/2007      8/10/2007                  714   R                    1   N                             35   PUD                           N                      Y                                            0                  120    72.11
    179212242         2     92106             735000       5076.46               5        1300000                 0         735000        7.375         0            1   CA         56.54                 360            360      10/1/2037          11/1/2007      9/14/2007                  802   R                    1   N                             10   Single Family                 N                      N                                            0                    0    56.54
    178691338         2     20155             550000       3892.87              47         850000            848000         550000        7.625         0            1   VA         64.86                 360            360       9/1/2037          10/1/2007      8/24/2007                  775   P                    1   N                             35   PUD                           N                      N                                            0                    0    64.86
    160530671         2     85050             696000        4132.5               3         885000            870016         696000        7.125         0            1   AZ            80                 360            360       9/1/2037          10/1/2007      8/22/2007                  733   P                    1   N                             35   PUD                           N                      Y                                            0                  120    86.44
    172708733         2      6855             649500       3924.06               7         875000            875000         649500         7.25         0            1   CT         74.23                 360            360       9/1/2037          10/1/2007      8/16/2007                  742   P                    1   N                             10   Single Family                 N                      Y                                            0                  120       90
    178795741         2     91748             482000       3329.05               5         795000                 0         482000        7.375         0            1   CA         60.63                 360            360       9/1/2037          10/1/2007      8/29/2007                  757   R                    1   Y                             10   Single Family                 N                      N                                            0                    0    60.63
    146742163         2     85262             898200       5975.75               3        1130000           1122765         898200            7         0            1   AZ            80                 360            360       9/1/2037          10/1/2007      8/10/2007                  780   P                    3   N                             10   Single Family                 N                      N                                            0                    0       80
    172824422         2     21209             697350       4816.43              21         876000            871697         697350        7.375         0            1   MD            80                 360            360       9/1/2037          10/1/2007      8/21/2007                  715   P                    1   N                             10   Single Family                 N                      N                                            0                    0       80
    172922698         2     89135             560000       3208.33              29         705000            703613         560000        6.875         0            1   NV         79.59                 360            360      10/1/2037          11/1/2007       9/5/2007                  782   P                    1   N                             35   PUD                           N                      Y                                            0                  120    79.59
    172648646         2     92782             826450       4648.78               5        1033500           1033071         826450         6.75         0            1   CA            80                 360            360       9/1/2037          10/1/2007       8/7/2007                  782   P                    1   N                             35   PUD                           N                      Y                                            0                  120       90
    178203448         2     80113             850000       5726.61               6        3100000                 0         850000        7.125         0            1   CO         27.42                 360            360       9/1/2037          10/1/2007      8/20/2007                  786   R                    1   Y                             10   Single Family                 N                      N                                            0                    0    27.42
    131358121         2     85653             707400       4706.35               3         900000            894318         707400            7         0            1   AZ          79.1                 360            360       9/1/2037          10/1/2007      8/20/2007                  777   P                    1   N                             35   PUD                           N                      N                                            0                    0     79.1
    164859254         2     92649             599000       3369.38               5         930000            899000         599000         6.75         0            1   CA         66.63                 360            360      10/1/2037          11/1/2007       9/5/2007                  787   P                    1   N                             35   PUD                           N                      Y                                            0                  120    66.63
    178078396         2     92657            1500000       9979.54               5        3075000           3060000        1500000            7         0            1   CA         49.02                 360            360       9/1/2037          10/1/2007      8/21/2007                  755   P                    3   N                             35   PUD                           N                      N                                            0                    0    49.02
    171811025         2     11791             750000       4926.97              33        1575000           1530000         750000        6.875         0            1   NY         49.02                 360            360       9/1/2037          10/1/2007      8/29/2007                  772   P                    1   N                             10   Single Family                 N                      N                                            0                    0    49.02
    162493728         2     92173          429638.75       2824.79               5         540000            540000         430000        6.875         0            1   CA         79.63                 359            360       8/1/2037           9/1/2007      7/12/2007                  724   P                    1   N                             10   Single Family                 N                      N                                            0                    0    99.99
    177156362         2     20772             540650       3322.74              21         680000            675814         540650        7.375         0            1   MD            80                 360            360       9/1/2037          10/1/2007      8/30/2007                  758   P                    1   N                             35   PUD                           N                      Y                                            0                  120       90
    153661309         2     83815          474754.94       3201.07              13         640000                 0       475134.9        7.125         0            1   ID         74.24                 359            360       8/1/2037           9/1/2007     11/27/2006                  801   R                    1   N                             10   Single Family                 N                      N                                            0                    0    74.24
    178257142         2     21076             481275       2857.57              21         615000            601595         481275        7.125         0            1   MD            80                 360            360       9/1/2037          10/1/2007      8/28/2007                  781   P                    1   N                             35   PUD                           N                      Y                                            0                  120       90
    162556272         2     21158             470932       3093.69              21         598000            588666         470932        6.875         0            1   MD            80                 360            360       9/1/2037          10/1/2007      8/20/2007                  781   P                    1   N                             35   PUD                           N                      N                                            0                    0       80
    172595231         2     21117             596393       4068.45              21         633000            627783         596393         7.25         0            1   MD            95                 360            360       9/1/2037          10/1/2007      8/10/2007                  674   P                    1   N                             35   PUD                           N                      N                                            0                    0       95
    179730268         2     48334             560000       4060.39              23         830000                 0         560000        7.875         0            1   MI         67.47                 360            360      10/1/2037          11/1/2007      9/14/2007                  760   R                    1   N                             20   Condominium                   N                      N                                            0                    0    79.72
    136775651         2     98006          999158.99       6569.28              48        1250000                 0      999999.11        6.875         0            1   WA            80                 359            360       8/1/2037           9/1/2007       7/6/2006                  736   R                    1   N                             10   Single Family                 N                      N                                            0                    0       80
    150137133         2     66061             459522        3173.8              17         575000            574403         459522        7.375         0            1   KS            80                 360            360      10/1/2037          11/1/2007       9/5/2007                  692   P                    1   N                             35   PUD                           N                      N                                            0                    0    89.99
    162936179         2     89523             610426       4641.46              29         810000            763033         610426         6.75         0            1   NV            80                 240            240       9/1/2027          10/1/2007       8/2/2007                  766   P                    1   N                             35   PUD                           N                      N                                            0                    0       80
    172945677         2      7626             760000          4750              31        1035000                 0         760000          7.5         0            1   NJ         73.43                 360            360      10/1/2037          11/1/2007       9/5/2007                  675   R                    1   Y                             10   Single Family                 N                      Y                                            0                  120    73.43
    175812892         2     33437             901390       5258.11              10        1160000           1126738         901390            7         0            1   FL            80                 360            360      10/1/2037          11/1/2007      9/17/2007                  779   P                    1   N                             35   PUD                           N                      Y                                            0                  120       80
    163025374         2     19709          455963.62       2997.87               8         575000            570434         456347        6.875         0            1   DE            80                 359            360       8/1/2037           9/1/2007      7/27/2007                  724   P                    1   N                             35   PUD                           N                      N                                            0                    0       80
    167054824         2     93004             543203       3055.52               5         680000            679004         543203         6.75         0            1   CA            80                 360            360       9/1/2037          10/1/2007      8/18/2007                  764   P                    1   N                             35   PUD                           N                      Y                                            0                  120       90
    130897736         2     33437             572550       3339.88              10         716000         715687.75         572550            7         0            1   FL            80                 349            360      10/1/2036          11/1/2006      9/25/2006                  722   P                    1   N                             35   PUD                           N                      Y                                            0                  120       80
    162518940         2     89131          609303.59       4214.73              29         765000            762790         610232        7.375         0            1   NV            80                 358            360       8/1/2037           9/1/2007      7/23/2007                  753   P                    1   N                             10   Single Family                 N                      N                                            0                    0       80
    178669307         2     92805             528000       3646.76               5         660000                 0         528000        7.375         0            1   CA            80                 360            360      10/1/2037          11/1/2007      9/12/2007                  729   R                    1   N                             35   PUD                           N                      N                                            0                    0    89.99
    178137133         2     91320             556000       3745.87               5         699000            695000         556000        7.125         0            1   CA            80                 360            360       9/1/2037          10/1/2007      8/23/2007                  762   P                    1   N                             35   PUD                           N                      N                                            0                    0       90
    178606588         2     81601             568000       4118.39               6         710000            710000         568000        7.875         0            1   CO            80                 360            360       9/1/2037          10/1/2007      8/30/2007                  702   P                    1   N                             10   Single Family                 N                      N                                            0                    0       80
    167067002         2     11215             556000       3652.52              33         700000            695000         556000        6.875         0            1   NY            80                 360            360      10/1/2037          11/1/2007       9/4/2007                  715   P                    1   N                             20   Condominium                   N                      N                                            0                    0       80
    179705339         2     92821             489450       3174.56               5         753000            753000         489450         6.75         0            1   CA            65                 360            360      10/1/2037          11/1/2007      9/14/2007                  767   P                    1   N                             20   Condominium                   N                      N                                            0                    0       65
    172363916         2     95758             560000       3772.82               5         700000                 0         560000        7.125         0            1   CA            80                 360            360       9/1/2037          10/1/2007       8/9/2007                  708   R                    1   Y                             10   Single Family                 N                      N                                            0                    0       80
    170007359         2      7054             752000       5003.07              31         940000            940000         752000            7         0            1   NJ            80                 360            360      10/1/2037          11/1/2007       9/4/2007                  788   P                    1   N                             10   Single Family                 N                      N                                            0                    0    94.68
    179499614         2     32814             550000       3798.71              10         815000            800000         550000        7.375         0            1   FL         68.75                 360            360       9/1/2037          10/1/2007      8/30/2007                  804   P                    1   N                             35   PUD                           N                      N                                            0                    0    68.75
    179240759         2     77386             465600       3255.54              44         582000            582000         465600          7.5         0            1   TX            80                 360            360      10/1/2037          11/1/2007       9/6/2007                  710   P                    1   N                             35   PUD                           N                      N                                            0                    0       80
    178684793         2     33326             468000          3153              10         585000            585000         468000        7.125         0            1   FL            80                 360            360      10/1/2037          11/1/2007      9/10/2007                  803   P                    1   N                             35   PUD                           N                      N                                            0                    0       90
    178398210         2     40059             800000        6293.6              18        1000000                 0         800000         8.75         0            1   KY            80                 360            360       9/1/2037          10/1/2007      8/24/2007                  718   R                    1   Y                             10   Single Family                 N                      N                                            0                    0       95
    179742244         2     37027             670000       4401.42              43         845000            837500         670000        6.875         0            1   TN            80                 360            360      10/1/2037          11/1/2007      9/14/2007                  717   P                    1   N                             35   PUD                           N                      N                                            0                    0    89.99
    176694829         2     28469             590520       3978.44              34         738680            738150         590520        7.125         0            1   NC            80                 360            360       9/1/2037          10/1/2007      8/28/2007                  709   P                    3   N                             20   Condominium                   N                      N                                            0                    0       80
    172321671         2     23227             449600       2953.55              47         580000            562000         449600        6.875         0            1   VA            80                 360            360       9/1/2037          10/1/2007      8/10/2007                  769   P                    1   N                             10   Single Family                 N                      N                                            0                    0       80
    172480177         2     46311             768000       5568.53              15         960000            960000         768000        7.875         0            1   IN            80                 360            360       9/1/2037          10/1/2007      8/17/2007                  666   P                    1   N                             10   Single Family                 N                      N                                            0                    0       95
    129680799         2     98236          527615.93       3904.07              48         825000                 0         528000            8         0            1   WA            64                 348            349       9/1/2036           9/1/2007       8/1/2006                  725   R                    1   N                             10   Single Family                 N                      N                                            0                    0       64
    172740929         2     98070          571564.76       3950.66              48         750000            715000         572000        7.375         0            1   WA            80                 359            360       8/1/2037           9/1/2007      7/27/2007                  747   P                    1   N                             10   Single Family                 N                      N                                            0                    0       80
    179497510         2     84651             500000       3582.06              45         800000                 0         500000         7.75         0            1   UT          62.5                 360            360      10/1/2037          11/1/2007      9/10/2007                  722   R                    1   Y                             10   Single Family                 N                      N                                            0                    0     62.5
    157225120         2     75087          914360.85        5967.1              44        1150000                 0         920000         6.75         0            1   TX            80                 353            360       2/1/2037           3/1/2007      1/22/2007                  686   R                    1   Y                             35   PUD                           N                      N                                            0                    0       80
    179078598         2     33572             559920       3819.64              10         700000            699900         559920         7.25         0            1   FL            80                 360            360      10/1/2037          11/1/2007      9/14/2007                  688   P                    1   N                             35   PUD                           N                      N                                            0                    0      100
    177593738         2     44202             960000       6548.89              36        1200000                 0         960000         7.25         0            1   OH            80                 360            360       9/1/2037          10/1/2007       8/3/2007                  701   R                    1   Y                             35   PUD                           N                      N                                            0                    0       80
    178876890         2     95035             536000       3611.13               5         670000            670000         536000        7.125         0            1   CA            80                 360            360       9/1/2037          10/1/2007      8/19/2007                  781   P                    1   N                             10   Single Family                 N                      N                                            0                    0    89.99
    179830371         2     98110             585600       3896.01              48         735000            732000         585600            7         0            1   WA            80                 360            360      10/1/2037          11/1/2007      9/17/2007                  709   P                    1   N                             35   PUD                           N                      N                                            0                    0       80
    178973438         2     11580             599200       4036.92              33         750000            749000         599200        7.125         0            1   NY            80                 360            360      10/1/2037          11/1/2007      9/11/2007                  790   P                    1   N                             10   Single Family                 N                      N                                            0                    0       80
    178555546         2     55313             560000        3915.6              24         800000                 0         560000          7.5         0            1   MN            70                 360            360       9/1/2037          10/1/2007      8/20/2007                  706   R                    1   N                             10   Single Family                 N                      N                                            0                    0       80
    179727964         2     92648             790400       5526.59               5         988000            988000         790400          7.5         0            1   CA            80                 360            360      10/1/2037          11/1/2007       9/4/2007                  793   P                    1   N                             35   PUD                           N                      N                                            0                    0       95
    177323839         2     99516             776000       5033.12               2         970000            982500         776000         6.75         0            1   AK            80                 360            360       9/1/2037          10/1/2007       9/5/2007                  727   P                    1   N                             35   PUD                           N                      N                                            0                    0       80
    178191447         2      6117             639200       4360.47               7         800000            799000         639200         7.25         0            1   CT            80                 360            360       9/1/2037          10/1/2007      8/31/2007                  663   P                    1   N                             10   Single Family                 N                      N                                            0                    0       90
    172947837         2     23059             600400        3944.2              47         805000            750500         600400        6.875         0            1   VA            80                 360            360       9/1/2037          10/1/2007      8/30/2007                  760   P                    1   N                             35   PUD                           N                      N                                            0                    0       80
    172149072         2     89519             500000       3242.99              29         625000                 0         500000         6.75         0            1   NV            80                 360            360       9/1/2037          10/1/2007      8/24/2007                  782   R                    1   N                             20   Condominium                   N                      N                                            0                    0    88.48
    171742243         2     90807             978750       6429.69               5        1325000           1305000         978750        6.875         0            1   CA            75                 360            360      10/1/2037          11/1/2007      9/10/2007                  806   P                    1   N                             10   Single Family                 N                      N                                            0                    0     89.9
    166930716         2     91203             571200       4385.75               5         714000            714000         571200        6.875         0            1   CA            80                 240            240      10/1/2027          11/1/2007      8/27/2007                  780   P                    3   N                             20   Condominium                   N                      N                                            0                    0       80
    177982501         2     87501             760000       5314.03              32         975000            950000         760000          7.5         0            1   NM            80                 360            360      10/1/2037          11/1/2007       9/5/2007                  801   P                    3   N                             10   Single Family                 N                      N                                            0                    0       80
    179066734         2     10514             748000       5166.25              33         935000            935000         748000        7.375         0            1   NY            80                 360            360      10/1/2037          11/1/2007      9/21/2007                  751   P                    1   N                             10   Single Family                 N                      N                                            0                    0    94.97
    178793260         2     90065             548000        3784.9               5         685000            685000         548000        7.375         0            1   CA            80                 360            360       9/1/2037          10/1/2007      8/27/2007                  716   P                    1   N                             10   Single Family                 N                      N                                            0                    0       80
    179733828         2     95035             576000        4176.4               5         720000            720000         576000        7.875         0            1   CA            80                 360            360      10/1/2037          11/1/2007      9/11/2007                  797   P                    1   N                             10   Single Family                 N                      N                                            0                    0    89.99
    172464471         2     55357             675000       4434.27              24         900000                 0         675000        6.875         0            1   MN            75                 360            360       9/1/2037          10/1/2007       9/4/2007                  776   R                    1   N                             10   Single Family                 N                      N                                            0                    0       75
    177062524         2     89123             484000       3678.75              29         605000            605000         484000        8.375         0            1   NV            80                 360            360      10/1/2037          11/1/2007      9/11/2007                  729   P                    1   N                             35   PUD                           N                      N                                            0                    0       80
    177126036         2     78257            1456000       9443.59              44        1900000           1820000        1456000         6.75         0            1   TX            80                 360            360      10/1/2037          11/1/2007      9/10/2007                  764   P                    1   N                             35   PUD                           N                      N                                            0                    0       80
    172458006         2     55116             510400       3438.66              24         640000            638000         510400        7.125         0            1   MN            80                 360            360       9/1/2037          10/1/2007      8/10/2007                  783   P                    1   N                             10   Single Family                 N                      N                                            0                    0       80
    172964351         2     11724            1400000       9550.47              33        1750000           1750000        1400000         7.25         0            1   NY            80                 360            360       9/1/2037          10/1/2007      8/30/2007                  706   P                    1   N                             10   Single Family                 N                      N                                            0                    0       80
    176860321         2     60467             880000       6766.44              14        1100000           1100000         880000          8.5         0            1   IL            80                 360            360       9/1/2037          10/1/2007      8/24/2007                  780   P                    1   N                             10   Single Family                 N                      N                                            0                    0       90
    172350283         2     32043             620000       4072.96              10         800000            775000         620000        6.875         0            1   FL            80                 360            360       9/1/2037          10/1/2007      8/23/2007                  706   P                    1   N                             10   Single Family                 N                      N                                            0                    0       80
    172340465         2     96761             956000        6200.6              12        1195000           1270000         956000         6.75         0            1   HI            80                 360            360       9/1/2037          10/1/2007      7/28/2007                  726   P                    3   N                             35   PUD                           N                      N                                            0                    0       80
    179481510         2     95014             608000       4096.21               5         760000            760000         608000        7.125         0            1   CA            80                 360            360      10/1/2037          11/1/2007       9/6/2007                  739   P                    1   N                             10   Single Family                 N                      N                                            0                    0    94.61
    177910615         2     37027             480000       3438.78              43         600000                 0         480000         7.75         0            1   TN            80                 360            360       9/1/2037          10/1/2007      8/14/2007                  737   R                    1   N                             10   Single Family                 N                      N                                            0                    0    89.83
    177173018         2      7724             640000       4365.93              31         800000            800000         640000         7.25         0            1   NJ            80                 360            360      10/1/2037          11/1/2007       9/7/2007                  724   P                    1   N                             10   Single Family                 N                      N                                            0                    0    89.99
    177577163         2     98607             759600       5053.64              48         950000            949500         759600            7         0            1   WA            80                 360            360      10/1/2037          11/1/2007       9/5/2007                  708   P                    1   N                             10   Single Family                 N                      N                                            0                    0    87.79
    163252634         2      7675             465960       3178.67              31         583000            582450         465960         7.25         0            1   NJ            80                 360            360       9/1/2037          10/1/2007      8/10/2007                  701   P                    1   N                             10   Single Family                 N                      N                                            0                    0       80
    172069262         2     32459          507573.22        3337.2              10         635000            635000         508000        6.875         0            1   FL            80                 359            360       8/1/2037           9/1/2007      7/31/2007                  700   P                    3   N                             35   PUD                           N                      N                                            0                    0       80
    177544991         2     19958             748000       4913.83               8         940000            935000         748000        6.875         0            1   DE            80                 360            360      10/1/2037          11/1/2007      9/10/2007                  797   P                    3   N                             20   Condominium                   N                      N                                            0                    0       80
    177861889         2      1810             673600       4652.39              22         842000            842000         673600        7.375         0            1   MA            80                 360            360       9/1/2037          10/1/2007      8/31/2007                  740   P                    1   N                             10   Single Family                 N                      N                                            0                    0    91.09
    172066430         2     39305             480000       3153.26              25         600000                 0         480000        6.875         0            1   MS            80                 360            360       9/1/2037          10/1/2007      8/24/2007                  774   R                    1   N                             10   Single Family                 N                      N                                            0                    0       80
    177477421         2     84043            1200000       8909.97              45        1600000                 0        1200000        8.125         0            1   UT            75                 360            360       9/1/2037          10/1/2007      8/29/2007                  723   R                    1   N                             10   Single Family                 N                      N                                            0                    0       75
    176520465         2      6095          482232.78        3333.2               7         508000                 0         482600        7.375         0            1   CT            95                 359            360       8/1/2037           9/1/2007      7/26/2007                  700   R                    1   Y                             10   Single Family                 N                      N                                            0                    0       95
    160465679         2     11238          451620.26       2969.32              33         565000            565000         452000        6.875         0            1   NY            80                 359            360       8/1/2037           9/1/2007      7/11/2007                  792   P                    1   N                             90   Co-Op                         N                      N                                            0                    0       80
    179415518         2     90720             664000       4362.01               5         845000            830000         664000        6.875         0            1   CA            80                 360            360       9/1/2037          10/1/2007      8/31/2007                  775   P                    1   N                             10   Single Family                 N                      N                                            0                    0       80
    173027183         2     10701             584000       4183.85              33         735000            730000         584000         7.75         0            2   NY            80                 360            360       9/1/2037          10/1/2007      8/24/2007                  746   P                    1   N                             25   2-4 Family                    N                      N                                            0                    0       80
    178238089         2     92201             628000       4284.07               5         785000                 0         628000         7.25         0            1   CA            80                 360            360      10/1/2037          11/1/2007      9/12/2007                  706   R                    1   N                             35   PUD                           N                      N                                            0                    0    88.52
    172742409         2     73151             604000       4644.24              37         755000            755000         604000          8.5         0            1   OK            80                 360            360       9/1/2037          10/1/2007      8/10/2007                  715   P                    1   N                             35   PUD                           N                      N                                            0                    0       80
    145312350         2     98616             491200       3145.21              48         614000                 0         491200        6.625         0            1   WA            80                 360            360       9/1/2037          10/1/2007      10/3/2006                  729   R                    1   N                             10   Single Family                 N                      N                                            0                    0       80
    172673209         2     60463             445500       3076.96              14         495000                 0         445500        7.375         0            1   IL            90                 360            360       9/1/2037          10/1/2007      8/10/2007                  800   R                    1   Y                             10   Single Family                 N                      N                                            0                    0       90
    172304773         2     11746             920000       6043.75              33        1150000           1150000         920000        6.875         0            1   NY            80                 360            360      10/1/2037          11/1/2007       9/5/2007                  782   P                    1   N                             10   Single Family                 N                      N                                            0                    0       80
    177065841         2     90025             588000       3813.76               5         735000                 0         588000         6.75         0            1   CA            80                 360            360       9/1/2037          10/1/2007      8/23/2007                  724   R                    1   N                             20   Condominium                   N                      N                                            0                    0       90
    173105281         2     91320          587493.74       3813.76               5         735000                 0         588000         6.75         0            1   CA            80                 359            360       8/1/2037           9/1/2007      7/20/2007                  797   R                    1   Y                             35   PUD                           N                      N                                            0                    0       80
    179688635         2     92881             996000        7308.3               5        1250000           1245000         996000            8         0            1   CA            80                 360            360      10/1/2037          11/1/2007      9/11/2007                  750   P                    1   N                             35   PUD                           N                      N                                            0                    0       80
    179471538         2     60137             626400       4487.61              14         783000            783000         626400         7.75         0            1   IL            80                 360            360      10/1/2037          11/1/2007      9/14/2007                  783   P                    1   N                             10   Single Family                 N                      N                                            0                    0       80
    171840652         2     85262          673417.59        5055.8               3         843000                 0         674400        8.125         0            1   AZ            80                 344            346       5/1/2036           8/1/2007      4/10/2006                  744   R                    1   N                             10   Single Family                 N                      N                                            0                    0       80
    163268764         2     10465          519594.35       3547.32              33         650000                 0         520000         7.25         0            1   NY            80                 359            360       8/1/2037           9/1/2007      7/31/2007                  712   R                    1   N                             20   Condominium                   N                      N                                            0                    0       80
    171957755         2     71106             520000       3547.32              19         665000            650000         520000         7.25         0            1   LA            80                 360            360       9/1/2037          10/1/2007      8/21/2007                  721   P                    1   N                             10   Single Family                 N                      N                                            0                    0       80
    178534006         2     34480             584000       3934.52              10         770000            730000         584000        7.125         0            1   FL            80                 360            360       9/1/2037          10/1/2007      8/27/2007                  691   P                    1   N                             35   PUD                           N                      N                                            0                    0    89.99
    176118825         2     95133          519584.16       3503.34               5         660000            650000         520000        7.125         0            1   CA            80                 359            360       8/1/2037           9/1/2007      7/17/2007                  732   P                    1   N                             20   Condominium                   N                      N                                            0                    0       90
    178269176         2      1960             599200       4138.53              22         749000                 0         599200        7.375         0            1   MA            80                 360            360      10/1/2037          11/1/2007       9/7/2007                  685   R                    1   N                             10   Single Family                 N                      N                                            0                    0    86.61
    172608825         2     59911             602800       4061.18              27         755000            753500         602800        7.125         0            1   MT            80                 360            360       9/1/2037          10/1/2007      8/22/2007                  730   P                    3   N                             10   Single Family                 N                      N                                            0                    0       80
    177529155         2     93004             606668       4138.55               5         760000            758335         606668         7.25         0            1   CA            80                 360            360       9/1/2037          10/1/2007      8/23/2007                  765   P                    1   N                             35   PUD                           N                      N                                            0                    0       80
    179140832         2     30143             480000       3274.45              11         600000            600000         480000         7.25         0            1   GA            80                 360            360       9/1/2037          10/1/2007       9/7/2007                  715   P                    1   N                             35   PUD                           N                      N                                            0                    0       80
    178461313         2     92883             424000       2856.57               5         530000            530000         424000        7.125         0            1   CA            80                 360            360       9/1/2037          10/1/2007      8/29/2007                  666   P                    1   N                             35   PUD                           N                      N                                            0                    0      100
    176085525         2     19425             503200       3305.67              39         635000            629000         503200        6.875         0            1   PA            80                 360            360      10/1/2037          11/1/2007       9/5/2007                  714   P                    1   N                             10   Single Family                 N                      N                                            0                    0       80
    177160243         2     60188             470250       3288.06              14         495000            495000         470250          7.5         0            1   IL            95                 360            360       9/1/2037          10/1/2007       9/4/2007                  708   P                    1   N                             20   Condominium                   N                      N                                            0                    0       95
    172980025         2     53211             631920       4636.81              50         792000            789900         631920            8         0            1   WI            80                 360            360       9/1/2037          10/1/2007      8/28/2007                  715   P                    1   N                             10   Single Family                 N                      N                                            0                    0       80
    173031879         2     91311             557600       3663.04               5         705000            697000         557600        6.875         0            1   CA            80                 360            360       9/1/2037          10/1/2007      8/17/2007                  810   P                    1   N                             10   Single Family                 N                      N                                            0                    0       80
    172474424         2     90094          582697.87       3782.63               5         729000            729000         583200         6.75         0            1   CA            80                 359            360       8/1/2037           9/1/2007      6/19/2007                  789   P                    1   N                             20   Condominium                   N                      N                                            0                    0       80
    163275573         2      1568             649990       4379.11              22         690000            684200         649990        7.125         0            1   MA            95                 360            360       9/1/2037          10/1/2007      8/14/2007                  750   P                    1   N                             10   Single Family                 N                      N                                            0                    0       95
    172452989         2     90094          602956.99       3917.54               5         755000            755000         604000         6.75         0            1   CA            80                 358            360       7/1/2037           8/1/2007      6/18/2007                  758   P                    1   N                             20   Condominium                   N                      N                                            0                    0    89.93
    172449845         2     90094          739762.52       4802.23               5         925500            925500         740400         6.75         0            1   CA            80                 359            360       8/1/2037           9/1/2007       7/5/2007                  781   P                    1   N                             20   Condominium                   N                      N                                            0                    0     94.6
    172645725         2     22043             539920       3592.11              47         680000            674900         539920            7         0            1   VA            80                 360            360       9/1/2037          10/1/2007      8/24/2007                  701   P                    1   N                             35   PUD                           N                      N                                            0                    0       80
    172474392         2     92027             420000        2362.5               5         527500            525000         420000         6.75         0            1   CA            80                 358            360       7/1/2037           8/1/2007      6/22/2007                  702   P                    1   N                             35   PUD                           N                      Y                                            0                  120       80
    172503659         2     22003             436000       2497.92              47         580000            545000         436000        6.875         0            1   VA            80                 360            360       9/1/2037          10/1/2007      8/20/2007                  734   P                    1   N                             10   Single Family                 N                      Y                                            0                  120      100
    176375218         2     55426             447874       2519.29              24         560000                 0         448000         6.75         0            1   MN            80                 357            360       6/1/2037           7/1/2007      5/24/2007                  723   R                    1   Y                             10   Single Family                 N                      Y                                            0                  120       90
    162721472         2     85262             420000        2537.5               3         525000                 0         420000         7.25         0            1   AZ            80                 359            360       8/1/2037           9/1/2007       7/3/2007                  688   R                    1   Y                             10   Single Family                 N                      Y                                            0                  120       90
    173106817         2     90604             463900       2609.44               5         580000                 0         464000         6.75         0            1   CA            80                 359            360       8/1/2037           9/1/2007      7/23/2007                  725   R                    1   N                             10   Single Family                 N                      Y                                            0                  120    89.99
    177247398         2     91335             428000          2675               5         535000                 0         428000          7.5         0            1   CA            80                 360            360       9/1/2037          10/1/2007      8/23/2007                  670   R                    1   N                             10   Single Family                 N                      Y                                            0                  120       95
    172614689         2     23453             452000       2683.75              47         570000            565000         452000        7.125         0            1   VA            80                 360            360       9/1/2037          10/1/2007      8/20/2007                  762   P                    1   N                             35   PUD                           N                      Y                                            0                  120      100
    178284502         2     91335             440000       2704.17               5         550000            550000         440000        7.375         0            1   CA            80                 360            360       9/1/2037          10/1/2007      8/30/2007                  719   P                    1   N                             10   Single Family                 N                      Y                                            0                  120    89.99
    172359588         2     90065             484000        2722.5               5         610000            605000         484000         6.75         0            1   CA            80                 360            360       9/1/2037          10/1/2007       8/9/2007                  704   P                    1   N                             10   Single Family                 N                      Y                                            0                  120    94.99
    172608441         2     91722             475900       2726.84               5         595000                 0         476000        6.875         0            1   CA            80                 359            360       8/1/2037           9/1/2007      7/26/2007                  737   R                    1   N                             10   Single Family                 N                      Y                                            0                  120       80
    175875282         2     10033             452000       2730.83              33         565000            565000         452000         7.25         0            1   NY            80                 360            360      10/1/2037          11/1/2007      9/19/2007                  791   P                    1   N                             90   Co-Op                         N                      Y                                            0                  120       80
    163051233         2     87505             463200       2750.25              32         590000            579000         463200        7.125         0            1   NM            80                 360            360       9/1/2037          10/1/2007      8/17/2007                  667   P                    1   N                             10   Single Family                 N                      Y                                            0                  120       80
    171961804         2     33157             456000          2755              10         590000            570000         456000         7.25         0            1   FL            80                 360            360       9/1/2037          10/1/2007       8/2/2007                  798   P                    1   N                             10   Single Family                 N                      Y                                            0                  120       85
    178482667         2      6850             458400        2769.5               7         575000            573000         458400         7.25         0            1   CT            80                 360            360      10/1/2037          11/1/2007      9/14/2007                  723   P                    1   N                             10   Single Family                 N                      Y                                            0                  120       80
    158869134         2     92203             454760       2794.88               5         674000            568450         454760        7.375         0            1   CA            80                 360            360      10/1/2037          11/1/2007       9/4/2007                  702   P                    3   N                             35   PUD                           N                      Y                                            0                  120    89.99
    172608577         2     22556             504000          2835              47         705000            630000         504000         6.75         0            1   VA            80                 360            360       9/1/2037          10/1/2007      8/24/2007                  779   P                    1   N                             35   PUD                           N                      Y                                            0                  120      100
    172385039         2      7719             440000       2841.67              31         560000            550000         440000         7.75         0            1   NJ            80                 359            360       8/1/2037           9/1/2007      7/27/2007                  721   P                    1   N                             10   Single Family                 N                      Y                                            0                  120       90
    178697147         2     90601             465000       2857.81               5         620000                 0         465000        7.375         0            1   CA            75                 360            360       9/1/2037          10/1/2007      8/23/2007                  747   R                    1   Y                             10   Single Family                 N                      Y                                            0                  120       75
    172566787         2     22032             473600       2861.33              47         595000            592000         473600         7.25         0            1   VA            80                 360            360       9/1/2037          10/1/2007      8/17/2007                  701   P                    1   N                             10   Single Family                 N                      Y                                            0                  120      100
    172917817         2     32814             468000       2876.25              10         750000            585000         468000        7.375         0            1   FL            80                 360            360       9/1/2037          10/1/2007      8/17/2007                  773   P                    1   N                             35   PUD                           N                      Y                                            0                  120       95
    172562251         2      1845             452000       2919.17              22         565000                 0         452000         7.75         0            1   MA            80                 360            360       9/1/2037          10/1/2007      8/22/2007                  718   R                    1   Y                             10   Single Family                 N                      Y                                            0                  120       80
    173052818         2      7652             547200          3078              31         750000                 0         547200         6.75         0            1   NJ         72.96                 360            360      10/1/2037          11/1/2007      8/31/2007                  757   R                    1   Y                             10   Single Family                 N                      Y                                            0                  120    72.96
    178433846         2     34109             520000        3087.5              10         659000            650000         520000        7.125         0            1   FL            80                 360            360       9/1/2037          10/1/2007      8/29/2007                  784   P                    1   N                             35   PUD                           N                      Y                                            0                  120      100
    172473112         2     95747             540000       3093.75               5         675000            675000         540000        6.875         0            1   CA            80                 358            360       7/1/2037           8/1/2007      6/13/2007                  710   P                    1   N                             10   Single Family                 N                      Y                                            0                  120       90
    178674200         2     91741             504000        3097.5               5         630000                 0         504000        7.375         0            1   CA            80                 360            360       9/1/2037          10/1/2007      8/22/2007                  745   R                    1   N                             10   Single Family                 N                      Y                                            0                  120      100
    162767133         2     18901          495852.09        3099.2              39         625000            620000         496000          7.5         0            1   PA            80                 359            360       8/1/2037           9/1/2007      7/30/2007                  778   P                    1   N                             10   Single Family                 N                      Y                                            0                  120       80
    172164594         2     92683             500000          3125               5         625000                 0         500000          7.5         0            1   CA            80                 359            360       8/1/2037           9/1/2007      7/23/2007                  725   R                    1   N                             10   Single Family                 N                      Y                                            0                  120    93.76
    177048793         2     32541             545000       3235.94              10        1000000                 0         545000        7.125         0            1   FL          54.5                 360            360       9/1/2037          10/1/2007      8/29/2007                  698   R                    1   Y                             35   PUD                           N                      Y                                            0                  120     54.5
    172686890         2     21043             556172       3244.34              21         700000            695215         556172            7         0            1   MD            80                 360            360       9/1/2037          10/1/2007      8/24/2007                  749   P                    1   N                             35   PUD                           N                      Y                                            0                  120       80
    178596394         2     92646             548000       3253.75               5         685000                 0         548000        7.125         0            1   CA            80                 360            360       9/1/2037          10/1/2007      8/20/2007                  772   R                    1   Y                             10   Single Family                 N                      Y                                            0                  120       95
    173139205         2     91302          496107.62       3256.99               5        1000000                 0         496400        7.875         0            1   CA         49.64                 359            360       8/1/2037           9/1/2007      7/11/2007                  802   R                    1   N                             10   Single Family                 N                      Y                                            0                  120    49.64
    178974030         2     91304             528000          3300               5         660000            660000         528000          7.5         0            1   CA            80                 360            360       9/1/2037          10/1/2007      8/28/2007                  727   P                    1   N                             10   Single Family                 N                      Y                                            0                  120       90
    172706741         2     11229             540000       3318.75              33         675000            675000         540000        7.375         0            1   NY            80                 360            360       9/1/2037          10/1/2007      8/24/2007                  775   P                    1   N                             20   Condominium                   N                      Y                                            0                  120       80
    172651406         2     11530             580000       3322.92              33         725000            725000         580000        6.875         0            1   NY            80                 360            360       9/1/2037          10/1/2007      8/17/2007                  691   P                    1   N                             10   Single Family                 N                      Y                                            0                  120       90
    172900943         2     93427             581250       3330.08               5         775000                 0         581250        6.875         0            1   CA            75                 360            360       9/1/2037          10/1/2007      8/31/2007                  739   R                    1   Y                             10   Single Family                 N                      Y                                            0                  120       75
    172398134         2     22015             568000        3372.5              47         710000            710000         568000        7.125         0            1   VA            80                 360            360      10/1/2037          11/1/2007       9/5/2007                  789   P                    1   N                             35   PUD                           N                      Y                                            0                  120       90
    178106174         2     29466             568000        3372.5              41         720000            710000         568000        7.125         0            1   SC            80                 360            360       9/1/2037          10/1/2007      8/29/2007                  734   P                    1   N                             10   Single Family                 N                      Y                                            0                  120       80
    176374850         2     90505             600000          3375               5         750000                 0         600000         6.75         0            1   CA            80                 357            360       6/1/2037           7/1/2007      5/23/2007                  670   R                    1   Y                             10   Single Family                 N                      Y                                            0                  120       80
    172295716         2     21117             548000          3425              21         685000            685000         548000          7.5         0            1   MD            80                 360            360       9/1/2037          10/1/2007      8/17/2007                  756   P                    1   N                             35   PUD                           N                      Y                                            0                  120       90
    172319223         2     60305             560625       3445.51              14         750000            747500         560625        7.375         0            1   IL            75                 360            360       9/1/2037          10/1/2007       9/5/2007                  755   P                    1   N                             10   Single Family                 N                      Y                                            0                  120       75
    173052682         2      7040             591500       3450.42              31         845000                 0         591500            7         0            1   NJ            70                 360            360       9/1/2037          10/1/2007      8/31/2007                  695   R                    1   Y                             10   Single Family                 N                      Y                                            0                  120       80
    172559595         2     91709             620000        3487.5               5         775000            775000         620000         6.75         0            1   CA            80                 359            360       8/1/2037           9/1/2007      7/13/2007                  769   P                    1   N                             10   Single Family                 N                      Y                                            0                  120       80
    132065594         2     89434           599999.9          3500              29         750000                 0         600000            7         0            1   NV            80                 349            360      10/1/2036          11/1/2006       9/8/2006                  751   R                    1   Y                             10   Single Family                 N                      Y                                            0                  120       80
    179411455         2     92629             618000       3540.63               5         773000            772500         618000        6.875         0            1   CA            80                 360            360      10/1/2037          11/1/2007      9/14/2007                  741   P                    1   N                             35   PUD                           N                      Y                                            0                  120    89.99
    171624729         2     10603             544250       3571.64              33         780000            777500         544250        7.875         0            1   NY            70                 360            360       9/1/2037          10/1/2007      8/30/2007                  783   P                    1   N                             10   Single Family                 N                      Y                                            0                  120       70
    178960852         2     23322             572000          3575              47         715000                 0         572000          7.5         0            1   VA            80                 360            360       9/1/2037          10/1/2007      8/24/2007                  747   R                    1   N                             10   Single Family                 N                      Y                                            0                  120    86.99
    180042556         2     75034             628000       3597.92              44         973000            785000         628000        6.875         0            1   TX            80                 360            360      10/1/2037          11/1/2007      9/12/2007                  748   P                    1   N                             35   PUD                           N                      Y                                            0                  120       80
    176078435         2     28803             624000          3640              34         780000                 0         624000            7         0            1   NC            80                 360            360       9/1/2037          10/1/2007      8/27/2007                  713   R                    1   N                             35   PUD                           N                      Y                                            0                  120       80
    171964484         2     97317             592000          3700              38         750000            740000         592000          7.5         0            1   OR            80                 360            360       9/1/2037          10/1/2007      8/22/2007                  709   P                    1   N                             10   Single Family                 N                      Y                                            0                  120       90
    172828678         2     90503             663200        3730.5               5         875000            829000         663200         6.75         0            1   CA            80                 359            360       8/1/2037           9/1/2007      7/26/2007                  682   P                    1   N                             20   Condominium                   N                      Y                                            0                  120       80
    170844669         2      6824             600000          3750               7         750000            750000         600000          7.5         0            1   CT            80                 360            360       9/1/2037          10/1/2007      8/31/2007                  747   P                    1   N                             10   Single Family                 N                      Y                                            0                  120    89.99
    177709717         2     90230             628000       3794.17               5         785000                 0         628000         7.25         0            1   CA            80                 360            360       9/1/2037          10/1/2007      8/20/2007                  736   R                    1   N                             10   Single Family                 N                      Y                                            0                  120       90
    172315150         2     11560             624000          3835              33         780000            780000         624000        7.375         0            1   NY            80                 360            360       9/1/2037          10/1/2007      8/16/2007                  795   P                    1   N                             10   Single Family                 N                      Y                                            0                  120       80
    171585460         2     11758             600000          3875              33         750000            750000         600000         7.75         0            1   NY            80                 360            360       9/1/2037          10/1/2007      8/24/2007                  761   P                    1   N                             10   Single Family                 N                      Y                                            0                  120      100
    172473736         2     90503             672000          3920               5         960000            960000         672000            7         0            1   CA            70                 359            360       8/1/2037           9/1/2007       7/5/2007                  713   P                    1   N                             20   Condominium                   N                      Y                                            0                  120       70
    173103392         2     97212             640800        4138.5              38         815000            801000         640800         7.75         0            1   OR            80                 360            360       9/1/2037          10/1/2007      8/23/2007                  796   P                    1   N                             10   Single Family                 N                      Y                                            0                  120       80
    176842079         2     33708          635919.99       4173.23              10         795000            794900         635920        7.875         0            1   FL            80                 359            360       8/1/2037           9/1/2007      7/23/2007                  716   P                    3   N                             20   Condominium                   N                      Y                                            0                  120       80
    179727435         2     90603             720000          4200               5        1100000            900000         720000            7         0            1   CA            80                 360            360      10/1/2037          11/1/2007      9/11/2007                  739   P                    1   N                             10   Single Family                 N                      Y                                            0                  120       80
    172955702         2     93063             713840       4238.43               5         950000            892300         713840        7.125         0            1   CA            80                 360            360       9/1/2037          10/1/2007      8/14/2007                  715   P                    1   N                             10   Single Family                 N                      Y                                            0                  120    98.99
    178522968         2     94552             698400       4292.25               5         873000                 0         698400        7.375         0            1   CA            80                 360            360       9/1/2037          10/1/2007      8/16/2007                  723   R                    1   N                             35   PUD                           N                      Y                                            0                  120      100
    172004134         2     21701             752000       4308.33              21         940000            940000         752000        6.875         0            1   MD            80                 360            360       9/1/2037          10/1/2007      8/28/2007                  750   P                    1   N                             10   Single Family                 N                      Y                                            0                  120       80
    150582718         2     93531             694400          4340               5         868000                 0         694400          7.5         0            1   CA            80                 360            360       9/1/2037          10/1/2007      8/27/2007                  755   R                    1   Y                             10   Single Family                 N                      Y                                            0                  120       80
    179727491         2     92021             816000          4675               5        1020000           1020000         816000        6.875         0            1   CA            80                 360            360       9/1/2037          10/1/2007      8/30/2007                  762   P                    1   N                             10   Single Family                 N                      Y                                            0                  120       80
    178200363         2     19146             736000       4753.33              39         920000            920000         736000         7.75         0            1   PA            80                 360            360       9/1/2037          10/1/2007      8/24/2007                  802   P                    1   N                             20   Condominium                   N                      Y                                            0                  120       90
    163211381         2     22309             856000       4904.17              47        1070000                 0         856000        6.875         0            1   VA            80                 358            360       7/1/2037           8/1/2007      6/28/2007                  707   R                    1   N                             35   PUD                           N                      Y                                            0                  120     89.9
    163347910         2     22305             712000       4969.17              47         895000            890000         712000        8.375         0            1   VA            80                 359            360       8/1/2037           9/1/2007      7/13/2007                  706   P                    1   N                             10   Single Family                 N                      Y                                            0                  120      100
    176012371         2     11566             928000       5413.33              33        1160000           1160000         928000            7         0            1   NY            80                 360            360       9/1/2037          10/1/2007       9/5/2007                  722   P                    1   N                             10   Single Family                 N                      Y                                            0                  120       80
    177759796         2      6840             918750       6699.22               7        1250000           1225000         918750         8.75         0            1   CT            75                 360            360       9/1/2037          10/1/2007      8/28/2007                  737   P                    1   N                             10   Single Family                 N                      Y                                            0                  120    89.99
    162387683         2     83014            1600000       9166.67              51        2000000           2000000        1600000        6.875         0            1   WY            80                 359            360       8/1/2037           9/1/2007      7/23/2007                  712   P                    1   N                             35   PUD                           N                      Y                                            0                  120       80
    179685405         2     91745             513536       3416.57               5         645000            642000         513536            7         0            1   CA         79.99                 360            360      10/1/2037          11/1/2007      9/12/2007                  711   P                    1   N                             10   Single Family                 N                      N                                            0                    0    89.98
    169309712         2     35816           601690.4       4063.51               1         775000            753932         603146        7.125         0            1   AL            80                 357            360       6/1/2037           7/1/2007      5/31/2007                  661   P                    1   N                             35   PUD                           N                      N                                            0                    0       95
    178790940         2     92128             500000       3453.38               5         635000                 0         500000        7.375         0            1   CA         78.74                 360            360       9/1/2037          10/1/2007      8/29/2007                  673   R                    1   Y                             35   PUD                           N                      N                                            0                    0    78.74
    172169987         2     20854             550000       3751.97              21        1315000           1296245         550000         7.25         0            1   MD         42.43                 360            360       9/1/2037          10/1/2007      8/21/2007                  781   P                    1   N                             35   PUD                           N                      N                                            0                    0    42.43
    172657367         2     80220             650000       3859.38               6         970000                 0         650000        7.125         0            1   CO         67.01                 360            360      10/1/2037          11/1/2007       9/6/2007                  781   R                    1   Y                             10   Single Family                 N                      Y                                            0                  120    67.01
    172165955         2     23454             595000       3594.79              47         895000                 0         595000         7.25         0            1   VA         66.48                 359            360       8/1/2037           9/1/2007      7/27/2007                  783   R                    1   Y                             10   Single Family                 N                      Y                                            0                  120    66.48
    172043483         2     21204          750369.06       4933.54              21        1075000                 0         751000        6.875         0            1   MD         69.86                 359            360       8/1/2037           9/1/2007      7/26/2007                  667   R                    1   Y                             10   Single Family                 N                      N                                            0                    0    69.86
    178463285         2     32578             900000       5912.36              10        1220000           1250000         900000        6.875         0            1   FL         73.77                 360            360      10/1/2037          11/1/2007      9/14/2007                  799   P                    1   N                             35   PUD                           N                      N                                            0                    0    73.77
    172830814         2     20175             690000       5183.74              47         896000            883815         690000         8.25         0            1   VA         78.07                 360            360      10/1/2037          11/1/2007      9/11/2007                  786   P                    1   N                             35   PUD                           N                      N                                            0                    0    78.07
    173030735         2     95693             605600       3469.59               5         780000                 0         605600        6.875         0            1   CA         77.64                 360            360      10/1/2037          11/1/2007       9/7/2007                  771   R                    1   N                             10   Single Family                 N                      Y                                            0                  120    77.64
    173011029         2      7042             999975       7512.48              31        1300000                 0         999975         8.25         0            1   NJ         76.92                 360            360       9/1/2037          10/1/2007      8/18/2007                  701   R                    1   Y                             10   Single Family                 N                      N                                            0                    0    76.92
    172683970         2     60613             620000        4229.5              14         850000                 0         620000         7.25         0            1   IL         72.94                 360            360       9/1/2037          10/1/2007      8/24/2007                  717   R                    1   Y                             20   Condominium                   N                      N                                            0                    0    72.94
    178429598         2     11209             550000       3845.68              33         810000                 0         550000          7.5         0            1   NY          67.9                 360            360      10/1/2037          11/1/2007      8/31/2007                  733   R                    1   Y                             10   Single Family                 N                      N                                            0                    0     67.9
    179327830         2     33844             500000       3538.97              10         940000                 0         500000        7.625         0            1   FL         53.19                 360            360      10/1/2037          11/1/2007       9/7/2007                  787   R                    1   Y                             10   Single Family                 N                      N                                            0                    0    53.19
    172213369         2     20639          488539.23       3212.05              21         755000                 0         488950        6.875         0            1   MD         64.76                 359            360       8/1/2037           9/1/2007      7/26/2007                  722   R                    1   Y                             10   Single Family                 N                      N                                            0                    0    64.76
    179148249         2     97304             500000       3410.88              38         788000                 0         500000         7.25         0            1   OR         63.45                 360            360       9/1/2037          10/1/2007      8/26/2007                  760   R                    1   Y                             10   Single Family                 N                      N                                            0                    0    63.45
    172644893         2     33332             640000       4257.94              10        1100000                 0         640000            7         0            1   FL         58.18                 360            360       9/1/2037          10/1/2007      8/24/2007                  764   R                    1   Y                             10   Single Family                 N                      N                                            0                    0    58.18
    176490362         2     60543             527660       3599.57              14         675000            675504         527660         7.25         0            1   IL         78.17                 360            360       9/1/2037          10/1/2007      8/10/2007                  778   P                    1   N                             10   Single Family                 N                      N                                            0                    0    97.71
    172649526         2     92880          479536.77       3112.95               5         605000            604990         479950         6.75         0            1   CA         79.33                 359            360       8/1/2037           9/1/2007      7/24/2007                  756   P                    1   N                             10   Single Family                 N                      N                                            0                    0    79.33
    162800402         2     85262             902000       5543.54               3        1380000           1333886         902000        7.375         0            1   AZ         67.62                 359            360       8/1/2037           9/1/2007      7/23/2007                  774   P                    1   N                             35   PUD                           N                      Y                                            0                  120    67.62
    179831942         2     90403             600000        3562.5               5         753750            753750         600000        7.125         0            1   CA          79.6                 360            360      10/1/2037          11/1/2007      9/14/2007                  794   P                    1   N                             20   Condominium                   N                      Y                                            0                  120     79.6
    171692068         2     33437             650000       4197.92              10         900000            898011         650000         7.75         0            1   FL         72.38                 360            360       9/1/2037          10/1/2007      8/24/2007                  725   P                    3   N                             35   PUD                           N                      Y                                            0                  120       90
    172537376         2     97212             649950       3791.38              38         820000            820000         649950            7         0            1   OR         79.26                 360            360       9/1/2037          10/1/2007      8/24/2007                  768   P                    1   N                             10   Single Family                 N                      Y                                            0                  120    94.35
    172901039         2     20772             465800       3138.19              21         594000            582305         465800        7.125         0            1   MD         79.99                 360            360       9/1/2037          10/1/2007      8/31/2007                  703   P                    1   N                             35   PUD                           N                      N                                            0                    0    94.98
    176642672         2     78746            1000000       6992.15              44        1550000           1420000        1000000          7.5         0            1   TX         70.42                 360            360       9/1/2037          10/1/2007      8/31/2007                  775   P                    1   N                             35   PUD                           N                      N                                            0                    0    88.03
    172384695         2     92069             647000       3706.77               5         685000                 0         647000        6.875         0            1   CA         94.45                 359            360       8/1/2037           9/1/2007      7/12/2007                  684   R                    1   N                             10   Single Family                 N                      Y                                            0                  120    94.45
    177930562         2     91367             625000       4210.74               5         975000            975000         625000        7.125         0            1   CA          64.1                 360            360       9/1/2037          10/1/2007      8/20/2007                  776   P                    1   N                             10   Single Family                 N                      N                                            0                    0    68.31
    172709661         2     93420             650000       3994.79               5         870000                 0         650000        7.375         0            1   CA         74.71                 360            360       9/1/2037          10/1/2007      8/16/2007                  774   R                    1   Y                             10   Single Family                 N                      Y                                            0                  120    74.71
    162850240         2     49740             735000       4889.97              23        1265000                 0         735000            7         0            1   MI          58.1                 360            360       9/1/2037          10/1/2007      8/31/2007                  783   R                    3   N                             10   Single Family                 N                      N                                            0                    0     58.1
    178546298         2     60026             482800       3417.23              14         651000                 0         482800        7.625         0            1   IL         74.16                 360            360       9/1/2037          10/1/2007      8/27/2007                  706   R                    1   Y                             10   Single Family                 N                      N                                            0                    0    74.16
    177746191         2     93727             569600       3789.56               5         740000                 0         569600            7         0            1   CA         76.97                 360            360       9/1/2037          10/1/2007      8/27/2007                  710   R                    1   N                             10   Single Family                 N                      N                                            0                    0    76.97
    172372405         2      2116            1350000        9095.2              22        1975000           1850000        1350000        7.125         0            1   MA         72.97                 360            360       9/1/2037          10/1/2007      8/15/2007                  753   P                    1   N                             10   Single Family                 N                      N                                            0                    0    72.97
    163476379         2     91203             530000       3481.72               5         679000            678938         530000        6.875         0            1   CA         78.06                 360            360       9/1/2037          10/1/2007       9/4/2007                  797   P                    1   N                             20   Condominium                   N                      N                                            0                    0    78.06
    162877907         2     23434             419400       2402.81              47         525000            524295         419400        6.875         0            1   VA         79.99                 359            360       8/1/2037           9/1/2007      7/31/2007                  665   P                    1   N                             35   PUD                           N                      Y                                            0                  120    99.99
    173003660         2     98110             753000       4863.13              48         950000                 0         753000         7.75         0            1   WA         79.26                 360            360       9/1/2037          10/1/2007      8/31/2007                  688   R                    1   Y                             10   Single Family                 N                      Y                                            0                  120    79.26
    162596272         2     95747             512950       3205.94               5         641500            641242         512950          7.5         0            1   CA         79.99                 360            360       9/1/2037          10/1/2007      8/15/2007                  774   P                    1   N                             35   PUD                           N                      Y                                            0                  120    79.99
    134866467         2     95949          608519.18       4048.49               5         900000                 0      608519.18            7         0            1   CA         67.61                 360            360       9/1/2037          10/1/2007      5/24/2006                  776   R                    1   N                             10   Single Family                 N                      N                                            0                    0    67.61
    172893670         2     20778             490000       3218.95              21         730000                 0         490000        6.875         0            1   MD         67.12                 360            360      10/1/2037          11/1/2007      8/31/2007                  776   R                    1   Y                             10   Single Family                 N                      N                                            0                    0    67.12
    172647245         2     93619             548000        3082.5               5         712000            685400         548000         6.75         0            1   CA         79.95                 360            360       9/1/2037          10/1/2007       8/9/2007                  730   P                    1   N                             10   Single Family                 N                      Y                                            0                  120    89.95
    172659359         2     91780             476000          2975               5         600000                 0         476000          7.5         0            1   CA         79.33                 360            360       9/1/2037          10/1/2007       8/6/2007                  715   R                    1   Y                             10   Single Family                 N                      Y                                            0                  120    79.33
    178498812         2     92065             514000       3105.42               5         750000                 0         514000         7.25         0            1   CA         68.53                 360            360       9/1/2037          10/1/2007      8/22/2007                  731   R                    1   Y                             10   Single Family                 N                      Y                                            0                  120    68.53
    165751329         2     11580             595900       3786.45              33         750000            795000         595900        7.625         0            1   NY         79.45                 360            360       9/1/2037          10/1/2007      8/24/2007                  781   P                    1   N                             10   Single Family                 N                      Y                                            0                  120    89.99
    179269731         2     94582            1000000       6569.29               5        1611000           1610734        1000000        6.875         0            1   CA         62.08                 360            360      10/1/2037          11/1/2007      9/10/2007                  787   P                    1   N                             35   PUD                           N                      N                                            0                    0     77.6
    151759086         2     18343             535000       3559.37              39         828000            828000         535000            7         0            1   PA         64.61                 360            360       9/1/2037          10/1/2007       9/6/2007                  774   P                    1   N                             10   Single Family                 N                      N                                            0                    0    64.61
    162680531         2     38028             455000       2989.03              43         635000                 0         455000        6.875         0            1   TN         71.65                 360            360       9/1/2037          10/1/2007     11/17/2006                  781   R                    1   N                             35   PUD                           N                      N                                            0                    0    71.65
    172616962         2     98282             700000       4083.33              48        1263000                 0         700000            7         0            1   WA         55.42                 360            360      10/1/2037          11/1/2007       9/6/2007                  730   R                    1   N                             10   Single Family                 N                      Y                                            0                  120    55.42
    122145737         2     77565          539497.49       3726.17              44         825000                 0      539497.49        7.375         0            1   TX         65.39                 360            360       9/1/2037          10/1/2007     12/15/2005                  732   R                    1   N                             35   PUD                           N                      N                                            0                    0    65.39
    179862075         2     90064             510000       3522.44               5        1100000                 0         510000        7.375         0            1   CA         46.36                 360            360      10/1/2037          11/1/2007      9/12/2007                  718   R                    1   Y                             10   Single Family                 N                      N                                            0                    0    46.36
    178228155         2     95380             540000       3868.63               5         820000                 0         540000         7.75         0            1   CA         65.85                 360            360       9/1/2037          10/1/2007      8/20/2007                  721   R                    1   Y                             10   Single Family                 N                      N                                            0                    0    65.85
    176292109         2     60025             600000       4144.05              14         845000            839000         600000        7.375         0            1   IL         71.51                 360            360       9/1/2037          10/1/2007      8/27/2007                  771   P                    1   N                             10   Single Family                 N                      N                                            0                    0    71.51
    180000713         2     92610             525000       3492.84               5         725000            725000         525000            7         0            1   CA         72.41                 360            360      10/1/2037          11/1/2007      9/14/2007                  762   P                    1   N                             35   PUD                           N                      N                                            0                    0    72.41
    178120252         2     92130             600000       4093.06               5        1300000                 0         600000         7.25         0            1   CA         46.15                 360            360      10/1/2037          11/1/2007      9/12/2007                  735   R                    1   N                             35   PUD                           N                      N                                            0                    0    46.15
    172436755         2     20871             546550       3636.22              21         685000            683240         546550            7         0            1   MD         79.99                 360            360      10/1/2037          11/1/2007       9/4/2007                  764   P                    1   N                             35   PUD                           N                      N                                            0                    0    79.99
    172534943         2     27292             520000       3372.71              34         765000                 0         520000         6.75         0            1   NC         67.97                 360            360       9/1/2037          10/1/2007      8/27/2007                  799   R                    1   Y                             35   PUD                           N                      N                                            0                    0    67.97
    178502904         2     46385             589000       3918.63              15         850000                 0         589000            7         0            1   IN         69.29                 360            360       9/1/2037          10/1/2007      8/28/2007                  726   R                    1   N                             10   Single Family                 N                      N                                            0                    0    69.29
    178285247         2     93003             660000       4335.73               5         860000            860000         660000        6.875         0            1   CA         76.74                 360            360      10/1/2037          11/1/2007      8/28/2007                  764   P                    1   N                             10   Single Family                 N                      N                                            0                    0    76.74
    173415816         2     22033          599483.41       3891.59              47        1350000           1350000         600000         6.75         0            1   VA         44.44                 359            360       8/1/2037           9/1/2007      7/26/2007                  787   P                    1   N                             35   PUD                           N                      N                                            0                    0    44.44
    177248070         2     95014             500000       3368.59               5        1100000                 0         500000        7.125         0            1   CA         45.45                 360            360       9/1/2037          10/1/2007      8/23/2007                  791   R                    1   Y                             10   Single Family                 N                      N                                            0                    0    45.45
    172649446         2     20165             650000       3791.67              47         815000            815000         650000            7         0            1   VA         79.75                 360            360       9/1/2037          10/1/2007      8/31/2007                  751   P                    1   N                             35   PUD                           N                      Y                                            0                  120       95
    179341135         2     95476             700000        4598.5               5        1080000                 0         700000        6.875         0            1   CA         64.81                 360            360      10/1/2037          11/1/2007      9/12/2007                  720   R                    1   Y                             10   Single Family                 N                      N                                            0                    0    64.81
    172995299         2     89123             654600       5033.31              29         823000            818303         654600          8.5         0            1   NV         79.99                 360            360       9/1/2037          10/1/2007      8/28/2007                  734   P                    1   N                             35   PUD                           N                      N                                            0                    0    92.21
    172123237         2      7866             454712       3213.81              31         550000                 0         454712            7         0            1   NJ         82.67                 300            300       9/1/2032          10/1/2007      8/10/2007                  679   R                    1   N                             10   Single Family                 N                      N                                            0                    0    91.77
    135075910         2     40475          482038.59       3209.65              18         510000                 0      482434.04            7         0            1   KY         94.59                 359            360       8/1/2037           9/1/2007      4/17/2006                  783   R                    1   N                             10   Single Family                 N                      N                                            0                    0    94.59
    172701284         2      7726             702000       4611.65              31        1200000            890000         702000        6.875         0            1   NJ         78.87                 360            360       9/1/2037          10/1/2007      8/17/2007                  766   P                    1   N                             10   Single Family                 N                      N                                            0                    0    78.87
    178679032         2     93730             676000       4154.58               5         850000            845000         676000        7.375         0            1   CA            80                 360            360       9/1/2037          10/1/2007      8/28/2007                  733   P                    1   N                             10   Single Family                 N                      Y                                            0                  120      100
    178677144         2     91354             440000       2566.67               5         555000            550000         440000            7         0            1   CA            80                 360            360       9/1/2037          10/1/2007      8/24/2007                  790   P                    1   N                             10   Single Family                 N                      Y                                            0                  120      100
    178947723         2     48380             456000       3266.84              23         580000            570000         456000         7.75         0            1   MI            80                 360            360       9/1/2037          10/1/2007      8/24/2007                  714   P                    1   N                             10   Single Family                 N                      N                                            0                    0       90
    178966645         2     20011             419396       2577.54               9         452000            441470         419396        7.375         0            1   DC            95                 360            360       9/1/2037          10/1/2007      8/23/2007                  668   P                    1   N                             10   Single Family                 N                      Y                                            0                  120       95
    179050690         2     11101             586500          3910              33         710000            690000         586500            8     0.375            2   NY            85                 360            360       9/1/2037          10/1/2007      8/30/2007                  738   P                    1   N                             25   2-4 Family                    N                      Y                                            0                  120       85
    178603059         2     85249             906400          5665               3        1200000           1133055         906400          7.5         0            1   AZ            80                 360            360       9/1/2037          10/1/2007      8/29/2007                  702   P                    1   N                             35   PUD                           N                      Y                                            0                  120       90
    178442087         2     20721             459500       2919.74              21         617300            574443         459500        7.625         0            1   MD            80                 360            360       9/1/2037          10/1/2007      8/24/2007                  729   P                    1   N                             35   PUD                           N                      Y                                            0                  120    94.99